Exhibit 10.45

EXHIBIT A

[FORM OF]

ASSIGNMENT AND ACCEPTANCE

This Assignment and Acceptance (the “Assignment and Acceptance”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 [Insert name of Assignor] [identified in Item 1 below] ([the][each, an] “Assignor”) and [the][each]2 [Insert name of Assignee] identified in item 2 below ([the][each, an] “Assignee”). It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as may be amended from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees, and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including any Letters of Credit and Swingline Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the [Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any person, whether

[1]	For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.
[2]	For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.
[3]	Select as appropriate.
[4]	Include bracketed language if there are either multiple Assignors or multiple Assignees.

known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by [the][any] Assignor.

1.	Assignor[s]:

2.	Assignee[s]:
[and is an Affiliate/Approved Fund of [Identify Lender]]

3.	Borrower(s):

4.	Administrative Agent: Bank of America, N.A., as Administrative Agent under the Credit Agreement

5.	Credit Agreement: The Credit Agreement dated as of May 13, 2009 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among NALCO HOLDINGS LLC, a Delaware limited liability company (“Holdings”), NALCO COMPANY, a Delaware corporation (“Nalco” or the “U.S. Borrower”), the FOREIGN SUBSIDIARY BORROWERS from time to time party thereto (the “Foreign Subsidiary Borrowers” and collectively with the U.S. Borrower, the “Borrowers”), the LENDERS party thereto from time to time, BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, BANC OF AMERICA SECURITIES LLC, DEUTSCHE BANK SECURITIES INC. and HSBC SECURITIES (USA) Inc. as joint lead arrangers and joint book managers (in such capacity, the “Joint Lead Arrangers”).

6.	Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans[5]
Revolving Facility Loans				%
Term Loans				%

Effective Date:             , 20    . [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

[5]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

The terms set forth in this Assignment and Acceptance are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE [NAME OF ASSIGNEE]

By:
Name:
Title:

Consented[6] to and accepted:
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

By:
Name:
Title:

BANK OF AMERICA, N.A., AS ISSUING BANK

By:
Name:
Title:

[6]	Consents to be included to the extent required by Section 9.04(b) of the Credit Agreement.

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as ISSUING BANK

By:
Name:
Title:

HSBC BANK (USA), NATIONAL ASSOCIATION as ISSUING BANK

By:
Name:
Title:

BANK OF AMERICA, N.A., AS SWINGLINE LENDER

By:
Name:
Title:

[Consented[7] to:] NALCO COMPANY

By:
Name:
Title:

[7]	Consents to be included to the extent required by Section 9.04(b) of the Credit Agreement.

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ACCEPTANCE

1. Representations and Warranties.

1.1 Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Holdings, U.S. Borrower, any of its Subsidiaries or Affiliates or any other person obligated in respect of any Loan Document or (iv) the performance or observance by Holdings, U.S. Borrower, any of its Subsidiaries or Affiliates or any other person of any of their respective obligations under any Loan Document.

1.2 Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire [the][each] Assigned Interest and become a Lender (including, if any of [the][such] Assigned Interest relates to the Revolving Facility, the requirement that [the][each] Assignee be able to make Revolving Facility Loans in Dollars and Euros), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.04 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached to this Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee and (viii) if it has a Revolving Facility Commitment, it has the capacity to make Revolving Facility Loans in Dollars and Euros; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the][any] Assignor or any other Lender and, based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the [the][each] Assigned Interest (including payments of principal, interest,

A-A-1

fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This Assignment and Acceptance shall be construed in accordance with and governed by the laws of the State of New York.

A-A-2

EXHIBIT B

ADMINISTRATIVE DETAILS FORM

FAX ALONG WITH COMMITMENT LETTER TO:

FAX #

I. Borrower Name: NALCO COMPANY

$

                                                                                       Type of Credit Facility

II. Legal Name of Lender of Record for Signature Page:

•	Signing Credit Agreement ____ YES ____ NO

•	Coming in via Assignment ____ YES ____ NO

III. Type of Lender:

____________

(Bank, Asset Manager, Broker/Dealer, CLO/CDO, Finance Company, Hedge Fund, Insurance, Mutual Fund, Pension Fund, Other Regulated Investment Fund, Special Purpose Vehicle, Other – please specify)

IV. Domestic Address:	V. Eurocurrency Address:

(a) VI. Contact Information:

Syndicate level information (which may contain material non-public information about the Borrower and its related parties or their respective securities will be made available to the Credit Contact(s). The Credit Contacts identified must be able to receive such information in accordance with his/her institution’s compliance procedures and applicable laws, including Federal and State securities laws.

Primary
Secondary
	Credit Contact	Operations Contact	Operations Contact
Name:

Title:

Address:

Telephone:

Facsimile:

E Mail Address:

IntraLinks E Mail Address:

Does Secondary Operations Contact need copy of notices?            YES               NO

	Letter of Credit Contact	Contact	Draft Documentation Legal Counsel

Name:

Title:

Address:

Telephone:

Facsimile:

E Mail Address:

PLEASE CHECK IF YOU CAN FUND IN THE CURRENCIES REQUIRED FOR THIS TRANSACTION LISTED BELOW:

____	US DOLLAR	EURO	POUNDS STERLING
_____________________________________________________________________________________
____ ___________________________
_____________________________________________________________________________________

____ ____________________		____ ____________________
_____________________________________________________________________________________
____ ___________________________

_____________________________________________________________________________________
____ ____________________		____ ____________________
_____________________________________________________________________________________
____ ____________________________________
_____________________________________________________________________________________

VII. Lender’s SWIFT Payment Instructions for Euro:

Pay to:

____________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

___________________________________________________________________________________

(Bank Name)

_________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________

(SWIFT)                                                                                      (Country)

_________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________

(Account #)                                                                             (Account Name)

_________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

______________________________________________________________________

(FFC Account #)                                                                     (FFC Account Name)

_________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________

(Attention)

VII. Lender’s SWIFT Payment Instructions for Pounds Sterling:

Pay to:

____________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

___________________________________________________________________________________

(Bank Name)

_________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________

(SWIFT)                                                                                      (Country)

_________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________

(Account #)                                                                             (Account Name)

_________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________

(FFC Account #)                                                                     (FFC Account Name)

_________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________

(Attention)

VIII. Lender’s Standby Letter of Credit, Commercial Letter of Credit, and Bankers’ Acceptance Fed Wire Payment Instructions (if applicable):

Pay to:

_________________________________________________________________________________________

_______________________________________________________________________________

(Bank Name)

_________________________________________________________________________________________

_______________________________________________________________________________

(ABA #)

_________________________________________________________________________________________

_______________________________________________________________________________

(Account #)

_________________________________________________________________________________________

_______________________________________________________________________________

(Attention)

IX. Lender’s Fed Wire Payment Instructions:

Pay to:

____________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

______

(Bank Name)

____________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

______

(ABA#)                                                                                          (City/State)

____________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

______

(Account #)                                                                                              (Account Name)

____________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

______

(Attention)

X. Organizational Structure and Tax Status

Please refer to the enclosed withholding tax instructions below and then complete this section accordingly:

Lender Taxpayer Identification Number (TIN):                             ______________                  ______________

                                                                                           _____________                      _____________

___________________________________________          _________________      ______________

___________________________________________

Tax Withholding Form Delivered to Bank of America:

_________    W-9

_________    W-8BEN

_________    W-8ECI

_________    W-8EXP

_________    W-8IMY

Tax Contact
Name:

Title:

Address:

Telephone:

Facsimile:

E Mail Address:

NON–U.S. LENDER INSTITUTIONS

1. Corporations:

If your institution is incorporated outside of the United States for U.S. federal income tax purposes, and is the beneficial owner of the interest and other income it receives, you must complete one of the following three tax forms, as applicable to your institution: a.) Form W-8BEN (Certificate of Foreign Status of

Beneficial Owner), b.) Form W-8ECI (Income Effectively Connected to a U.S. Trade or Business), or c.) Form W-8EXP (Certificate of Foreign Government or Governmental Agency).

A U.S. taxpayer identification number is required for any institution submitting a Form W-8 ECI. It is also required on Form W-8BEN for certain institutions claiming the benefits of a tax treaty with the U.S. Please refer to the instructions when completing the form applicable to your institution. In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. An original tax form must be submitted.

2. Flow-Through Entities

If your institution is organized outside the U.S., and is classified for U.S. federal income tax purposes as either a Partnership, Trust, Qualified or Non-Qualified Intermediary, or other non-U.S. flow-through entity, an original Form

W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. branches for United States Tax Withholding) must be completed by the intermediary together with a withholding statement. Flow-through entities other than Qualified Intermediaries are required to include tax forms for each of the underlying beneficial owners.

Please refer to the instructions when completing this form. In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. Original tax form(s) must be submitted.

U.S. LENDER INSTITUTIONS:

If your institution is incorporated or organized within the United States, you must complete and return Form W-9 (Request for Taxpayer Identification Number and Certification). Please be advised that we require an original form W-9.

Pursuant to the language contained in the tax section of the Credit Agreement, the applicable tax form for your institution must be completed and returned on or prior to the date on which your institution becomes a lender under this Credit Agreement. Failure to provide the proper tax form when requested will subject your institution to U.S. tax withholding.

XI. Bank of America Payment Instructions For USA Only:

USD

Bank of America, N.A.

New York, New York

ABA #

Account #

Attn: Corporate Credit Services

Re: NALCO Company

EUR

Bank of America, London

SWIFT Address: BOFAGB22

Account #

Account Name:

Re: NALCO Company

GBP

Bank of America, London

SWIFT Address: BOFAGB22

CHAPS SORT CODE:

Account #

Account Name:

Re: NALCO Company

Bank of America’s Payment Instructions for London Only:

USD

Bank of America, N.A.

New York, New York

SWIFT Address: BOFAUS3N (ABA # 026 009 593)

Account #:

Account Name:

Re: NALCO Company

EUR

Bank of America, London

SWIFT Address: BOFAGB22

Account #:

Account Name:

Re: NALCO Company

GBP

Bank of America, London

SWIFT Address: BOFAGB22

CHAPS SORT CODE:

Account #:

Account Name:

Re: NALCO Company

ADMINISTRATIVE AGENT’S OFFICE; CERTAIN ADDRESSES FOR NOTICES

NALCO Company

__________________________

Telephone:

Telecopier:

Email Address:

Website:

ADMINISTRATIVE AGENT’S OFFICE:

(Notices for Payments and Request for Credit Extensions) – USA Only:

Bank of America, N.A.

Bank of America Plaza

901 Main Street

Dallas, Texas 75202-3714

Attention: Nita Gerstung

Telephone: 214.209.9126

Telecopier: 214.290.9478

Electronic Mail: nita.gerstung@bankofamerica.com

Bank of America’s Payment Instructions:

USD

Bank of America, N.A.

New York, New York

ABA #

Account #

Attn:

Re: NALCO Company

EUR

Bank of America, London

SWIFT Address: BOFAGB22

Account #

Account Name:

Re: NALCO Company

GBP

Bank of America, London

SWIFT Address: BOFAGB22

CHAPS SORT CODE:

Account #

Account Name:

Re: NALCO Company

(Notices for Payments and Request for Credit Extensions) – For Swingline Euro Borrowing - London only:

Bank of America – London

26 Elmfield Rd

Bromley

BR1 1WA

United Kingdom

Attn: Paul David Clarke – Loans Agency Department

Telephone: 44.208.313.2992

Telecopier: 44.208.313.2149

Electronic Mail: EMEA.7115loansagency@bankofamerica.com

EUR

Bank of America, London

SWIFT Address: BOFAGB22

Account #:

Account Name:

Re: NALCO Company

EXHIBIT C-1

[FORM OF]

BORROWING REQUEST

Bank of America, N.A.

    as Administrative Agent

    for the Lenders referred to below

Bank of America Plaza

901 Main Street

Dallas, Texas 75202-3714

Attention: Nita Gerstung

Fax: (214) 290-9478

[Date]

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of May 13, 2009 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among NALCO HOLDINGS LLC, a Delaware limited liability company (“Holdings”), NALCO COMPANY, a Delaware corporation (“Nalco” or the “U.S. Borrower”), the FOREIGN SUBSIDIARY BORROWERS from time to time party thereto (the “Foreign Subsidiary Borrowers” and collectively with the U.S. Borrower, the “Borrowers”), the LENDERS party thereto from time to time, BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, BANC OF AMERICA SECURITIES LLC, DEUTSCHE BANK SECURITIES INC. and HSBC SECURITIES (USA) INC., as joint lead arrangers and joint book managers (in such capacity, the “Joint Lead Arrangers”). Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes a Borrowing Request and the Borrower hereby requests Borrowings under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to such Borrowings requested hereby:

For a Revolving Borrowing:

(A)	Aggregate Amount of Borrowing[8]:

(B)	Date of Borrowing (which shall be a Business Day):

[8]	In the case of an ABR Revolving Borrowing or Eurocurrency Revolving Borrowing denominated in Dollars not less than $5.0 million. In the case of a Revolving Facility Borrowing denominated in Euros not less than €3.0 million and a borrowing multiple of €1.0 million . In the case of of Revolving Facility Borrowings denominated in Pounds Sterling not less than ?3.0 million and a U.S. -dollar equivalent or borrowing multiple of ?1.0 million. In the case of Swingline Dollar Borrowing and Swingline Euro Borrowing not less than $500,000 and €500,000, respectively, and a borrowing multiple of $500,000 and €500,000, respectively.

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(C)	Type of Borrowing (ABR or Eurocurrency):

(D)	Currency:

(E)	Interest Period (if a Eurocurrency Borrowing)[9]:

(F)	Location and number of Borrower’s account with the Applicable Agent to which proceeds of Borrowing are to be disbursed:

For a Term Borrowing:

(A)	Aggregate Amount of Borrowing and Currency:

(B)	Date of Borrowing (which shall be a Business Day):

(C)	Type of Borrowing (ABR or Eurocurrency):

(D)	Interest Period (if a Eurocurrency Borrowing):[10]

(E)	Location and number of Borrower’s account with the Applicable Agent to which proceeds of Borrowing are to be disbursed:

The Borrower named below hereby represents and warrants that the conditions specified in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement are satisfied.

Very truly yours, [BORROWER],

By:
Name:
Title:

[9]	Which must comply with the definition of “Interest Period” and end not later than the Revolving Facility Maturity Date.
[10]	Which must comply with the definition of “Interest Period”.

C-1-2

EXHIBIT C-2

[FORM OF]

SWINGLINE BORROWING REQUEST

Bank of America, N.A.,

    as Administrative Agent

    for the Lenders referred to below

Bank of America Plaza

901 Main Street

Dallas, Texas 75202-3714

Attention: Nita Gerstung

Fax: (214) 290-9478

[Date]

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of May 13, 2009 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among NALCO HOLDINGS LLC, a Delaware limited liability company (“Holdings”), NALCO COMPANY, a Delaware corporation (“Nalco” or the “U.S. Borrower”), the FOREIGN SUBSIDIARY BORROWERS from time to time party thereto (the “Foreign Subsidiary Borrowers” and, collectively with the U.S. Borrower, the “Borrowers”), the LENDERS party thereto from time to time, BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, BANC OF AMERICA SECURITIES LLC, DEUTSCHE BANK SECURITIES INC. and HSBC SECURITIES (USA) INC., as joint lead arrangers and joint book managers (in such capacity, the “Joint Lead Arrangers”). Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes a Swingline Borrowing Request and the Borrower hereby requests Borrowings under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to such Borrowings requested hereby:

(A)	Type of Borrowing:

(B)	Aggregate Amount of Borrowing:[11]

(C)	Date of Borrowing (which shall be a Business Day):

(D)	[Interest Period (if a Swingline Euro Borrowing):[12]
]

[11]

In the case of a Swingline Dollar Borrowing, not less than $500,000 and an integral multiple of $500,000. In the case of a Swingline Euro Borrowing, not less than €500,000 and an integral multiple of €500,000.

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(G)	Location and number of Borrower’s account to which proceeds of Borrowing are to be disbursed:

The Borrower named below hereby represents and warrants that the conditions specified in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement are satisfied.

Very truly yours, [BORROWER],

By:
Name:
Title:

Footnote continued from previous page.

[12]	Which must comply with the definition of “Interest Period” and end not later than the Revolving Facility Maturity Date.

C-2-2

EXHIBIT D

[FORM OF]DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY

AGREEMENT

AND FINANCING STATEMENT

From

as Grantor,

To

as Trustee for the benefit of

BANK OF AMERICA, N.A,

as Collateral Agent, Beneficiary

Dated: [                     ], 2009

Premises:This instrument prepared in consultation with counsel in the state in which the Trust Property is located by

the attorney described below and after recording please

return to:

Athy A. Mobilia, Esq.

Cahill Gordon & Reindel LLe

80 Pine Street

New York, NY 10005

THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT dated as of [            ], 2009 (this “Deed of Trust”), is made by [            ], a [            ] corporation, having an office at [            ] (the “Grantor”), in favor of [            ] (“Trustee”) for the benefit of BANK OF AMERICA, N.A, having an office at One Bryant Park, Mail Code NY1-100-34-07, New York, NY 10036 (the “Beneficiary”) as Collateral Agent for the Secured Parties (as such terms are hereinafter defined). Capitalized terms used herein and not otherwise defined herein shall have the meanings given them in the Credit Agreement. In the event of an express conflict between the provisions of this Deed of Trust and the Credit Agreement, the Credit Agreement shall control and govern and the Grantor shall comply therewith, otherwise this Deed of Trust shall control and govern and Grantor shall comply herewith. An “express conflict” shall be deemed to be a conflict in which the meaning of one or more provisions of this Deed of Trust and the Credit Agreement are expressly contradictory to one another on their face; it shall not be an express conflict if this Deed of Trust or the Credit Agreement, as the case may be, is silent as to or not dispositive of a particular issue while the other addresses such issue.

WITNESSETH THAT:

Reference is made to the Credit Agreement dated as of [            ], 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among NALCO HOLDINGS LLC, a Delaware limited liability company (“Holdings”), NALCO COMPANY, a Delaware corporation (the “U.S. Borrower”), the Foreign Subsidiary Borrowers from time to time party thereto (the “Foreign Subsidiary Borrowers” and collectively with the U.S, Borrower, the “Borrowers”), the LENDERS party thereto from time to time, BANK OF AMERICA, N.A, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, BANC OF AMERICA SECURITIES LLC, DEUTSCHE BANK SECURITIES INC., and HSBC SECURITIES (USA) Inc., as joint lead arrangers and joint book managers (in such capacity, the “Joint Lead Arrangers”).

The Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Deed of Trust.

Grantor [is a wholly owned Subsidiary of Holdings and]’ will derive substantial benefit from the extension of credit to the Borrowers pursuant to the Credit Agreement. In order to induce the Lenders to extend such credit, the Grantor has agreed to guarantee, among other things, the due and punctual payment and performance of all of the obligations of the Borrowers under the Credit Agreement pursuant to the terms of the U.S. Collateral Agreement.

The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery by the Grantor of this Deed of Trust in the form hereof to secure (a) the Loan Document Obligations, (b) the due and punctual payment and performance of all obligations of each Loan Party or Foreign Subsidiary under each Swap Agreement that (i) is in effect on the Closing Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Closing Date or (ii) is entered into after the Closing Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Swap Agreement is entered into, (c)(i) the due

To be deleted where not applicable

and punctual payment and performance of all obligations of Foreign Subsidiaries under Indebtedness incurred pursuant to committed and uncommitted working capital facilities (to the extent such Indebtedness is permitted under Section 6.01(a) of the Credit Agreement and is identified as ordinary working capital Indebtedness on Schedule 6.01 of the Credit Agreement that will be secured by a Lien on the Collateral or is Permitted Refinancing Indebtedness of any such identified Indebtedness that is incurred for working capital purposes in the ordinary course of business on ordinary business terms) that is with a counterparty that is a Lender or an Affiliate of a Lender as of the Closing Date and (ii) the due and punctual payment and performance of all obligations of Foreign Subsidiaries under Indebtedness incurred pursuant to committed and uncommitted working capital facilities (to the extent such Indebtedness is permitted under Section 6.01(k) of the Credit Agreement and is identified as Indebtedness on Schedule 6.01(k) of the Credit Agreement (as modified from time to time) that will be secured by a Lien on the Collateral) that is with a counterparty that is a Lender or an Affiliate of a Lender at the time of borrowing and (d) the due and punctual payment and performance of all obligations of U.S. Borrower and any of its subsidiaries in respect of cash management services owed to a Lender or any of its Affiliates (including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements) (all the monetary and other obligations referred to in clauses (a) through (d) being referred to collectively as the “Obligations”).

As used in this Deed of Trust, the term “Loan Document Obligations” means (a) the due and punctual payment by each Borrower of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to such Borrower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by such Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and obligations to provide cash collateral and (iii) all other monetary obligations of such Borrower to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense and reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of each Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Deed of Trust and each of the other Loan Documents.

As used in this Deed of Trust, the term “Secured Parties” shall mean (a) the Lenders (and any Affiliate of a Lender to which any obligation referred to in clause (d) of the definition of the term “Obligations” is owed), (b) the Administrative Agent, (c) each Issuing Bank, (d) each counterparty to any Swap Agreement entered into with a Loan Party or a Foreign Subsidiary the obligations under which constitute Obligations, (e) each counterparty to any local working capital indebtedness of a Foreign Subsidiary the obligations under which constitute Obligations pursuant to clause (c) or clause (d) of the definition of such term, (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (g) the successors and permitted assigns of each of the foregoing.

Pursuant to the requirements of the Credit Agreement, the Grantor is granting this Deed of Trust to the Trustee for the benefit of the Collateral Agent, as Beneficiary, for its benefit and the benefit of the other Secured Parties to create a lien on and a security interest in the Trust Property (as hereinafter defined) to secure the performance and payment by the Grantor of the Obligations. The Credit Agreement also requires the granting by other Loan Parties of mortgages, deeds of trust and/or deeds to secure debt (the “Other Mortgages”) that create liens on and security interests in certain real and personal property other than the Trust Property to secure the performance of the Obligations.

Granting Clauses

NOW, THEREFORE, IN CONSIDERATION OF the foregoing and in order to secure the due and punctual payment and performance of the Obligations, Grantor hereby grants, conveys, mortgages, assigns and pledges to the Trustee, in TRUST FOREVER, with power of sale, for the benefit of the Beneficiary for the benefit of the Secured Parties, a lien on and a security interest in, all of Grantor’s right, title and interest in and to, all the following described property (the “Trust Property”) whether now owned or held or hereafter acquired:

(1) the land more particularly described on Exhibit A hereto (the “Land”), together with all rights appurtenant thereto, including the easements over certain other adjoining land granted by any easement agreements, covenant or restrictive agreements and all air rights, mineral rights, water rights, oil and gas rights and development rights, if any, relating thereto, and also together with all of the other easements, rights, privileges, interests, hereditaments and appurtenances thereunto belonging or in any way appertaining and all of the estate, right, title, interest, claim or demand whatsoever of Grantor therein and in the streets and ways adjacent thereto, either in law or in equity, in possession or expectancy, now or hereafter acquired (the “Premises”);

(2) all buildings, improvements, structures, paving, parking areas, walkways and landscaping now or hereafter erected or located upon the Land, and all fixtures of every kind and type affixed to the Premises or attached to or forming part of any structures, buildings or improvements and replacements thereof now or hereafter erected or located upon the Land (the “Improvements”);

(3) all apparatus, movable appliances, building materials, equipment, fittings, furnishings, furniture, machinery and other articles of tangible personal property of every kind and nature, and replacements thereof, now or at any time hereafter placed upon or used in any way in connection with the use, enjoyment, occupancy or operation of the Improvements or the Premises, including all of Grantor’s books and records relating thereto and including all pumps, tanks, goods, machinery, tools, equipment, lifts (including fire sprinklers and alarm systems, fire prevention or control systems, cleaning rigs, air conditioning, heating, boilers, refrigerating, electronic monitoring, water, loading, unloading, lighting, power, sanitation, waste removal, entertainment, communications, computers, recreational, window or structural, maintenance, truck or car repair and all other equipment of every kind), restaurant, bar and all other indoor or outdoor furniture (including tables, chairs, booths, serving stands, planters, desks, sofas, racks, shelves, lockers and cabinets), bar equipment, glasses, cutlery, uniforms, linens, memorabilia and other decorative items, furnishings, appliances, supplies, inventory, rugs, carpets and other floor coverings, draperies, drapery rods and brackets, awnings, venetian blinds, partitions, chandeliers and other lighting fixtures, freezers, refrigerators, walk-in coolers, signs (indoor and outdoor), computer systems, cash registers and inventory control systems, and all other apparatus, equipment, furniture, furnishings, and articles used in connection with the use or operation of the Improvements or the Premises, it being understood that the enumeration of any specific articles of property shall in no way result in or be held to exclude any items of property not specifically mentioned (the property referred to in this subparagraph (3), the “Personal Property”);

(4) all general intangibles owned by Grantor and relating to design, development, operation, management and use of the Premises or the Improvements, all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations and consents obtained from and all materials prepared for filing or filed with any governmental agency in connection with the development, use, operation or management of the Premises and Improvements, all construction, service, engineering, consulting, leasing, architectural and other similar contracts concerning the design, construction, management, operation, occupancy and/or use of the Premises and Improvements, all architectural drawings, plans, specifications, soil tests, feasibility studies, appraisals, environmental studies, engineering reports and similar materials relating to any portion of or all of the Premises and Improvements, and all payment and performance bonds or warranties or guarantees relating to the Premises or the Improvements, all to the extent assignable (the “Permits, Plans and Warranties”);

(5) all now or hereafter existing leases or licenses (under which Grantor is landlord or licensor) and subleases (under which Grantor is sublandlord), concession, management, mineral or other agreements of a similar kind that permit the use or occupancy of the Premises or the Improvements for any purpose in return for any payment, or the extraction or taking of any gas, oil, water or other minerals from the Premises in return for payment of any fee, rent or royalty (collectively, “Leases”), and all agreements or contracts for the sale or other disposition of all or any part of the Premises or the Improvements, now or hereafter entered into by Grantor, together with all charges, fees, income, issues, profits, receipts, rents, revenues or royalties payable thereunder (“Rents”);

(6) all real estate tax refunds and all proceeds of the conversion, voluntary or involuntary, of any of the Trust Property into cash or liquidated claims (“Proceeds”), including Proceeds of insurance maintained by the Grantor and condemnation awards, any awards that may become due by reason of the taking by eminent domain or any transfer in lieu thereof of the whole or any part of the Premises or Improvements or any rights appurtenant thereto, and any awards for change of grade of streets, together with any and all moneys now or hereafter on deposit for the payment of real estate taxes, assessments or common area charges levied against the Trust Property, unearned premiums on policies of fire and other insurance maintained by the Grantor covering any interest in the Trust Property or required by the Credit Agreement; and

(7) all extensions, improvements, betterments, renewals, substitutes and re-placements of and all additions and appurtenances to, the Land, the Premises, the Improvements, the Personal Property, the Permits, Plans and Warranties and the Leases, hereinafter acquired by or released to the Grantor or constructed, assembled or placed by the Grantor on the Land, the Premises or the Improvements, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, deed of trust, conveyance, assignment or other act by the Grantor, all of which shall become subject to the lien of this Deed of Trust as fully and completely, and with the same effect, as though now owned by the Grantor and specifically described herein.

TO HAVE AND TO HOLD the Trust Property, in TRUST FOREVER, with power of sale, unto the Trustee, its successors and assigns, for the ratable benefit of the Beneficiary for the benefit of the Secured Parties, forever, subject only to. Permitted Encumbrances (hereinafter defined) and to satisfaction and release as provided in Section 3.04.

ARTICLE I

Representations, Warranties and Covenants of Grantor

Grantor agrees, covenants, represents and/or warrants as follows:

SECTION 1.01, Title, Mortgage Lien. (a) Grantor has good and valid record fee simple title (insurable at ordinary rates) to the Trust Property, subject only to the matters shown on Exhibit B attached hereto and made a part hereof and subsections (b), (d), (e), (h), (i), (k), (q), (v) and (y) of Section 6.02 of the Credit Agreement (the “Permitted Encumbrances”).2

(b) For so long as any of the Obligations remain outstanding, Grantor will forever warrant and defend its title to the Trust Property, the rights of Beneficiary and Trustee therein under this Deed of Trust and the validity and priority of the lien of this Deed of Trust thereon against the claims of all persons and parties except those having rights under Permitted Encumbrances to the extent of those rights.

SECTION 1.02. Credit Agreement. This Deed of Trust is given pursuant to the Credit Agreement. Grantor expressly covenants and agrees to pay when due, and to timely perform, and to cause the other Loan Parties to pay when due, and to timely perform, the Obligations in accordance with the terms of the Loan Documents.

SECTION 1.03. Payment of Taxes, and Other Obligations. (a) Grantor will pay and discharge from time to time prior to the time when the same shall become delinquent, and before any interest or penalty accrues thereon or attaches thereto, all Taxes and other obligations with respect to the Trust Property or any part thereof or upon the Rents from the Trust Property or arising in respect of the occupancy, use or possession thereof in accordance with, and to the extent required by, the Credit Agreement.

(b) In the event of the passage of any state, Federal, municipal or other governmental law, order, rule or regulation subsequent to the date hereof (i) deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or in any manner changing or modifying the laws now in force governing the taxation of this Deed of Trust or debts secured by mortgages or deeds of trust (other than laws governing income, franchise and similar taxes generally) or the manner of collecting taxes thereon and (ii) imposing a tax to be paid by Beneficiary or Trustee, either directly or indirectly, on this Mortgage or any of the Loan Documents, or requiring an amount of taxes to be withheld or deducted therefrom, Grantor will promptly (i) notify Beneficiary and Trustee of such event, (ii) enter into such further instruments as Beneficiary may determine are reasonably necessary or desirable to obligate Grantor to make any additional payments necessary to put the Lenders, Secured Parties and/or Trustee, as applicable, in the same financial position they would have been if such law, order, rule or regulation had not been passed and (iii) make such additional payments to Beneficiary for the benefit of the Lenders, Secured Parties and/or Trustee, as applicable.

SECTION 1.04. Maintenance of Trust Property. Grantor will maintain, preserve, protect and keep the Trust Property in good repair, working order and condition (reasonable wear and tear excepted).

SECTION 1.05. Insurance. Grantor will keep or cause to be kept the Improvements and Personal Property insured against such risks, and in the manner, described in Schedule 3.21 of the Credit Agreement and shall purchase such additional insurance as may be required from time to time pursuant to Section 5.02 of the Credit Agreement. If any portion of the Trust Property is located in an area identified as a special flood hazard area by Federal Emergency Management Agency or other applicable agency, Grantor will purchase flood insurance in accordance with Section 5.02(c) of the Credit Agreement.

SECTION 1.06. Casualty Condemnation/Eminent Domain. Grantor shall give Beneficiary prompt written notice of any casualty or other damage to the Trust Property or any proceeding for the taking of the Trust Property or any portion thereof or interest therein under power of eminent domain or by condemnation or any similar proceeding, but in any case within fifteen (15) days after any such casualty or damage or its receipt of notice of a taking under power of eminent domain or by condemnation or similar proceeding. Any proceeds received by or on behalf of the Grantor in respect of any such casualty, damage or taking shall constitute trust funds held by the Grantor for the benefit of the Secured Parties and, subject to the provisions of the Pari Passu Intercreditor Agreement, shall be applied to repair, restore or replace the Trust Property.

SECTION 1.07. Assignment of Leases and Rents. (a) Grantor hereby irrevocably and absolutely grants, transfers and assigns all of its right title and interest in all Leases, together with any and all extensions and renewals thereof for purposes of securing and discharging the performance by Grantor of the Obligations to Trustee and Beneficiary. Grantor has not assigned or executed any assignment of, and will not assign or execute any assignment of, any Leases or the Rents payable thereunder to anyone other than Beneficiary and Trustee except to the extent permitted pursuant to subsection (b) or (y) of Section 6.02 of the Credit Agreement.

(b) All Leases shall be subordinate to the lien of this Deed of Trust. Grantor will not enter into, modify or amend any Lease if such Lease, as entered into, modified or amended, will not be subordinate to the lien of this Deed of Trust.

(c) Subject to Section 1.07(d), Grantor has assigned and transferred to Beneficiary and Trustee all of Grantor’s right, title and interest in and to the Rents now or hereafter arising from each Lease heretofore or hereafter made or agreed to by Grantor, it being intended that this assignment establish, subject to Section 1.07(d), an absolute transfer and assignment of all Rents and all Leases to Beneficiary and Trustee and not merely to grant a security interest therein. Subject to Section 1.07(d), Beneficiary, or Trustee, where so required by applicable law, may in Grantor’s name and stead (with or without first taking possession of any of the Trust Property personally or by receiver as provided herein) operate the Trust Property and rent, lease or let all or any portion of any of the Trust Property to any party or parties at such rental and upon such terms as Beneficiary shall, in its sole discretion, determine, and may collect and have the benefit of all of said Rents arising from or accruing at any time thereafter or that may thereafter become due under any Lease.

(d) So long as an Event of Default shall not have occurred and be continuing, Beneficiary and Trustee will not exercise any of their rights under Section 1.07(c), and Grantor shall receive and collect the Rents accruing under any Lease; but after the happening and during the continuance of any Event of Default, Beneficiary, or Trustee, where so required by applicable law, may, at Beneficiary’s’ option, receive and collect all Rents and enter upon the Premises and Improvements through their officers, agents, employees or attorneys for such purpose and for the operation and maintenance thereof Grantor hereby irrevocably authorizes and directs each tenant, if any, and each successor, if any, to the interest of any tenant under any Lease, respectively, to rely upon any notice of a claimed Event of Default sent by Beneficiary or Trustee to any such tenant or any of such tenant’s successors in interest, and thereafter to pay Rents to Beneficiary or Trustee without any obligation or right to inquire as to whether an Event of Default actually exists and even if some notice to the contrary is received from the Grantor, who shall have no right or claim against any such tenant or successor in interest for any such Rents so paid to Beneficiary or Trustee. Each tenant or any of such tenant’s successors in interest from whom Beneficiary or Trustee or any officer, agent, attorney or employee of Beneficiary or Trustee shall have collected any Rents, shall be authorized to pay Rents to Grantor only after such tenant or any of their successors in interest shall have received written notice from Beneficiary or Trustee that the Event of Default is no longer continuing, unless and until a further notice of an Event of Default is given by Beneficiary or Trustee to such tenant or any of its successors in interest.

(e) Beneficiary and Trustee will not become mortgagees in possession so long as they do not enter or take actual possession of the Trust Property. In addition, Beneficiary and Trustee shall not be responsible or liable for performing any of the obligations of the landlord under any Lease, for any waste by any tenant, or others, for any dangerous or defective conditions of any of the Trust Property, for negligence in the management, upkeep, repair or control of any of the Trust Property or any other act or omission by any other person.

(f) Grantor shall furnish to Beneficiary, within thirty (30) days after a written request by Beneficiary to do so, a written statement containing the names of all tenants, subtenants and concessionaires of the Premises or Improvements, the terms of any Lease, the space occupied and the rentals and/or other amounts payable thereunder.

SECTION 1.08. Restrictions on Transfers and Encumbrances. Grantor shall not directly or indirectly sell, convey, alienate, assign, lease, sublease, license, mortgage, pledge, encumber or otherwise transfer, create, consent to or suffer the creation of any lien, charge or other form of encumbrance upon any interest in or any part of the Trust Property, or be divested of its title to the Trust Property or any interest therein in any manner or way, whether voluntarily or involuntarily (other than resulting from a condemnation), or engage in any common, cooperative, joint, time-sharing or other congregate ownership of all or part thereof, except in each case in accordance with and to the extent permitted by the Credit Agreement; provided, that Grantor may, in the ordinary course of business and in accordance with reasonable commercial standards, enter into easement or covenant agreements that relate to and/or benefit the operation of the Trust Property and that do not materially and adversely affect the value, use or operation of the Trust Property. If any Proceeds are received by or on behalf of the Grantor resulting directly or indirectly from any of the foregoing transfers or encumbrances, such Proceeds shall constitute trust funds to be held by the Grantor for the benefit of the Secured Parties and applied in accordance with the provisions of the Pari Passu Intercreditor Agreement.

SECTION 1.09. Security Agreement. This Deed of Trust is both a mortgage of real property and a grant of a security interest in personal property, and shall constitute and serve as a “Security Agreement” within the meaning of the uniform commercial code as adopted in the state wherein the Premises are located (“UCC”). Grantor has hereby granted unto Beneficiary, for the benefit of the Secured Parties, a security interest in and to all the Trust Property described in this Deed of Trust that is not real property, and simultaneously with the recording of this Deed of Trust, Grantor has filed or will file UCC financing statements, and will file continuation statements prior to the lapse thereof, at the appropriate offices for perfection to perfect the security interest granted by this Deed of Trust in all the Trust Property that is not real property. Grantor hereby appoints Beneficiary as its true and lawful attorney-in-fact and agent, for Grantor and in its name, place and stead, in any and all capacities, to execute any document and to file the same in the appropriate offices (to the extent it may lawfully do so), and to perform each and every act and thing reasonably requisite and necessary to be done to perfect the security interest contemplated by the preceding sentence. Beneficiary shall have all rights with respect to the part of the Trust Property that is the subject of a security interest afforded by the UCC in addition to, but not in limitation of, the other rights afforded Beneficiary and Trustee hereunder and Beneficiary under the Security Agreement.

SECTION 1.10. Filing and Recording. Grantor will cause this Deed of Trust, the UCC financing statements referred to in Section 1.09, any other security instrument creating a security interest in or evidencing the lien hereof upon the Trust Property and each UCC continuation statement and instrument of further assurance to be filed, registered or recorded and, if necessary, reified, rerecorded and reregistered, in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to perfect the lien hereof upon, and the security interest of Beneficiary and Trustee, as applicable, in the Trust Property until this Deed of Trust is terminated and released in full in accordance with Section 3.04 hereof. Grantor will pay all filing, registration and recording fees, all Federal, state, county and municipal recording, documentary or intangible taxes and other taxes, duties, imposts, assessments and charges, and all reasonable expenses incidental to or arising out of or in connection with the execution, delivery and recording of this Deed of Trust, UCC continuation statements any mortgage supplemental hereto, any security instrument with respect to the Personal Property, Permits, Plans and Warranties and Proceeds or any instrument of further assurance.

SECTION 1.11. Further Assurances. Upon demand by Beneficiary or Trustee, Grantor will, at the cost of Grantor and without expense to Beneficiary or Trustee, do, execute, acknowledge and deliver all such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Beneficiary or Trustee shall from time to time reasonably require for the better assuring, conveying, assigning, transferring and confirming unto Beneficiary and Trustee, as applicable, the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Grantor may be or may hereafter become bound to convey or assign to Beneficiary and/or Trustee, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust, or for filing, registering or recording this Deed of Trust, and on demand, Grantor will also execute and deliver and hereby appoints Beneficiary and Trustee as its true and lawful attorneys-in-fact and agents, for Grantor and in its name, place and stead, in any and all capacities, to execute and file to the extent they may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments reasonably requested by Beneficiary to evidence more effectively the lien hereof upon the Personal Property and to perform each and every act and thing requisite and necessary to be done to accomplish the same.

SECTION 1.12. Additions to Trust Property. All right, title and interest of Grantor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Trust Property hereafter acquired by or released to Grantor or constructed, assembled or placed by Grantor upon the Premises or the Improvements, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case without any further mortgage, conveyance, assignment or other act by Grantor, shall become subject to the lien and security interest of this Deed of Trust as fully and completely and with the same effect as though now owned by Grantor and specifically described in the grant of the Trust Property above, but at any and all times Grantor will execute and deliver to Beneficiary and/or Trustee, as applicable, any and all such further assurances, mortgages, conveyances or assignments thereof as Beneficiary or Trustee may reasonably require for the purpose of expressly and specifically subjecting the same to the lien and security interest of this Deed of Trust.

SECTION 1.13. No Claims Against Beneficiary. Nothing contained in this Deed of Trust shall constitute any consent or request by Beneficiary or Trustee, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Trust Property or any part thereof, nor as giving Grantor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Beneficiary or Trustee in respect thereof.

SECTION 1.14. Fixture Filing. Certain portions of the Trust Property are or will become “fixtures” (as that term is defined in the UCC) on the Land, and this Deed of Trust, upon being filed for record in the real estate records of the county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said UCC upon such portions of the Trust Property that are or become fixtures.

SECTION 1.15. Future Advances. This Deed of Trust shall secure future advances whenever hereafter made. The maximum aggregate amount of all advances of principal under the Credit Agreement (which advances are obligatory to the extent the conditions set forth in the Credit Agreement relating thereto are satisfied) that may be outstanding hereunder at any time is $[            ]3, plus interest thereon, collection costs, sums advanced for the payment of taxes, assessments, maintenance and repair charges, insurance premiums and any other costs incurred to protect the security encumbered hereby or the lien hereof, expenses incurred by the Trustee and Beneficiary by reason of any default by the Grantor under the terms hereof, together with all other sums secured hereby.

ARTICLE II

Defaults and Remedies

SECTION 2.01. Events of Default. Any Event of Default under the Credit Agreement (as such term is defined therein) shall constitute an Event of Default under this Deed of Trust.

SECTION 2.02. Demand for Payment. If an Event of Default shall occur and be continuing, then, upon written demand of Beneficiary, Grantor will pay to Beneficiary all amounts due hereunder and under the Credit Agreement and such further amount as shall be sufficient to cover the costs and expenses of collection, including attorneys’ fees, disbursements and expenses incurred by Beneficiary and Trustee, and Beneficiary, and where appliable law so requires, with the Trustee, shall be entitled and empowered to institute an action or proceedings at law or in equity for the collection of the sums so due and unpaid, to prosecute any such action or proceedings to judgment or final decree, to enforce any such judgment or final decree against Grantor and to collect, in any manner provided by law, all moneys adjudged or decreed to be payable.

SECTION 2.03. Rights To Take Possession, Operate and Apply Revenues. (a) If an Event of Default shall occur and be continuing, Grantor shall, upon demand of Beneficiary or Trustee, forthwith surrender to Beneficiary or Trustee, as applicable, actual possession of the Trust Property and, if and to the extent not prohibited by applicable law, Beneficiary or Trustee, or by such officers or agents as they may appoint, may then enter and take possession of all the

Amount to include all tranches of indebtedness, including term loans, revolving loans and other loans as well as all accordions. Secured Amount to be discussed with local counsel to ensure that all Obligations are accounted for and to ascertain what additional documentation, if any, is necessary in connection with the exercise from time to time of the accordion feature.

Trust Property without the appointment of a receiver or an application therefor, exclude Grantor and its agents and employees wholly therefrom, and have access to the books, papers and accounts of Grantor.

(b) If Grantor shall for any reason fail to surrender or deliver the Trust Property or any part thereof after such demand by Beneficiary or Trustee, Beneficiary or Trustee may to the extent not prohibited by applicable law, obtain a judgment or decree conferring upon Beneficiary or Trustee, as applicable, the right to immediate possession or requiring Grantor to deliver immediate possession of the Trust Property to Beneficiary or Trustee, to the entry of which judgment or decree Grantor hereby specifically consents. Grantor will pay to Beneficiary and Trustee, upon demand, all reasonable expenses of obtaining such judgment or decree, including reasonable compensation to Beneficiary’s and Trustee’s attorneys and agents with interest thereon at the weighted average rate payable from time to time on the Loans made pursuant to the Credit Agreement (the “Interest Rate”); and all such expenses and compensation shall, until paid, be secured by this Deed of Trust.

(c) Upon every such entry or taking of possession, Beneficiary or Trustee may, to the extent not prohibited by applicable law, hold, store, use, operate, manage and control the Trust Property, conduct the business thereof and, from time to time, (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon, (ii) purchase or otherwise acquire additional fixtures, personalty and other property, (iii) insure or keep the Trust Property insured, (iv) manage and operate the Trust Property and exercise all the rights and powers of Grantor to the same extent as Grantor could in its own name or otherwise with respect to the same, or (v) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted Beneficiary and/or Trustee, all as may from time to time be directed or determined by Beneficiary to be in their best interest and Grantor hereby appoints Beneficiary and Trustee as its true and lawful attorneys-in-fact and agents, for Grantor and in its name, place and stead, in any and all capacities, to perform any of the foregoing acts. Beneficiary or Trustee, as applicable, may collect and receive all the Rents, issues, profits and revenues from the Trust Property, including those past due as well as those accruing thereafter, and, after deducting (i) all expenses of taking, holding, managing and operating the Trust Property (including compensation for the services of all persons employed for such purposes), (ii) the costs of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions, (iii) the costs of insurance, (iv) such taxes, assessments and other similar charges as Beneficiary and/or Trustee may at their option pay, (v) other proper charges upon the Trust Property or any part thereof and (vi) the compensation, expenses and disbursements of the attorneys and agents of Beneficiary and Trustee, as applicable, shall apply the remainder of the moneys and proceeds so received first to the payment of the Beneficiary for the satisfaction of the Obligations, and second, if there is any surplus, to Grantor, subject to the entitlement of others thereto under applicable law.

(d) Whenever, before any sale of the Trust Property under Section 2.06, all Obligations that are then due shall have been paid and all Events of Default fully cured, Beneficiary and Trustee will surrender possession of the Trust Property back to Grantor, its successors or assigns. The same right of taking possession shall, however, arise again if any subsequent Event of Default shall occur and be continuing.

SECTION 2.04. Right To Cure Grantor’s Failure to Perform. Should Grantor fail in the payment, performance or observance of any term, covenant or condition required by this Deed of Trust or the Credit Agreement (with respect to the Trust Property), Beneficiary may pay, perform or observe the same, and all payments made or costs or expenses incurred by Beneficiary in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Grantor to Beneficiary with interest thereon at the Interest Rate. Beneficiary shall be the judge using reasonable discretion of the necessity for any such actions and of the amounts to be paid. Beneficiary and/or Trustee, to the extent not prohibited by applicable law, are hereby empowered to enter and to authorize others to enter upon the Premises or the Improvements or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without having any obligation to so perform or observe and without thereby becoming liable to Grantor, to any person in possession holding under Grantor or to any other person.

SECTION 2.05. Right to a Receiver. If an Event of Default shall occur and be continuing, Beneficiary and/or Trustee, upon application to a court of competent jurisdiction, to the extent not prohibited by applicable law, shall be entitled as a matter of right to the appointment of a receiver to take possession of and to operate the Trust Property and to collect and apply the Rents. The receiver shall have all of the rights and powers permitted under the laws of the state wherein the Trust Property is located. Grantor shall pay to Beneficiary, upon demand of Beneficiary, all reasonable expenses, including reasonable receiver’s fees, reasonable attorney’s fees and disbursements, costs and agent’s compensation incurred pursuant to the provisions of this Section 2.05; and all such expenses shall be secured by this Deed of Trust and shall be, without demand, immediately repaid by Grantor to Beneficiary with interest thereon at the Interest Rate.

SECTION 2.06. Foreclosure and Sale. (a) If an Event of Default shall occur and be continuing, Beneficiary may elect to sell the Trust Property or any part of the Trust Property by exercise of the power of foreclosure or of sale granted to Beneficiary and Trustee by applicable law or this Deed of Trust. In such case, Beneficiary and/or Trustee, as applicable, may commence a civil action to foreclose this Deed of Trust, or proceed and sell the Trust Property to satisfy any Obligation. Beneficiary and/or Trustee or an officer appointed by a judgment of foreclosure to sell the Trust Property, may sell all or such parts of the Trust Property as may be chosen by Beneficiary at the time and place of sale fixed by it in a notice of sale, either as a whole or in separate lots, parcels or items as Beneficiary shall deem expedient, and in such order as it may determine, at public auction to the highest bidder. Beneficiary and/or Trustee or an officer appointed by a judgment of foreclosure to sell the Trust Property may postpone any foreclosure or other sale of all or any portion of the Trust Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale. Without further notice unless otherwise required by applicable law, Beneficiary and/or Trustee or an officer appointed to sell the Trust Property may make such sale at the time fixed by the last postponement, or may, in their discretion, give a new notice of sale. To the extent permitted by applicable law, any person, including Grantor, Beneficiary or Trustee or any designee or affiliate thereof, may purchase at such sale.

(b) The Trust Property may be sold subject to unpaid taxes and Permitted Encumbrances, and, after deducting all costs, fees and expenses of Beneficiary and Trustee (including costs of evidence of title in connection with the sale), Beneficiary or Trustee or an officer that makes any sale shall apply the proceeds of sale in the manner set forth in Section 2.08.

(c) Any foreclosure or other sale of less than the whole of the Trust Property or any defective or irregular sale made hereunder shall not exhaust the power of foreclosure or of sale provided for herein; and subsequent sales may be made hereunder until the Obligations have been satisfied, or the entirety of the Trust Property has been sold.

(d) If an Event of Default shall occur and be continuing, Beneficiary or Trustee may instead of, or in addition to, exercising the rights described in Section 2.06(a) above and either with or without entry or taking possession as herein permitted, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to specifically enforce payment of some or all of the Obligations, or the performance of any term, covenant, condition or agreement of this Deed of Trust or any other Loan Document or any other right, or (ii) to pursue any other remedy available to Beneficiary or Trustee, all as Beneficiary shall determine most effectual for such purposes.

SECTION 2.07. Other Remedies. (a) In case an Event of Default shall occur and be continuing, Beneficiary may also exercise, to the extent not prohibited by law, any or all of the remedies available to a secured party under the UCC.

(b) In connection with a sale of the Trust Property or any Personal Property and the application of the proceeds of sale as provided in Section 2.08, Beneficiary shall be entitled to enforce payment of and to receive up to the principal amount of the Obligations, plus all other charges, payments and costs due under this Deed of Trust, and to recover a deficiency judgment for any portion of the aggregate principal amount of the Obligations remaining unpaid, with interest.

SECTION 2.08. Application of Sale Proceeds and Rents. Subject to the terms of the Pari Passu Intercreditor Agreement, Beneficiary or Trustee shall promptly apply the proceeds, moneys or balances of any collection or sale of the Trust Property together with any Rents that may have been collected and any other sums that then may be held by Beneficiary or Trustee under this Deed of Trust in the manner contemplated in Section 5.02 of the U.S. Collateral Agreement.

SECTION 2.09. Grantor as Tenant Holding Over. If Grantor remains in possession of any of the Trust Property after any foreclosure sale by Beneficiary or Trustee, at Beneficiary’s election Grantor shall be deemed a tenant holding over and shall forthwith surrender possession to the purchaser or purchasers at such sale or be summarily dispossessed or evicted according to provisions of law applicable to tenants holding over.

SECTION 2.10. Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws. Grantor waives, to the extent not prohibited by law, (i) the benefit of all laws now existing or that hereafter may be enacted (x) providing for any appraisement or valuation of any portion of the Trust Property and/or (y) in any way extending the time for the enforcement or the collection of amounts due under any of the Obligations or creating or extending a period of redemption from any sale made in collecting said debt or any other amounts due Beneficiary, (ii) any right to at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any homestead exemption, stay, statute of limitations, extension or redemption, or sale of the Trust Property as separate tracts, units or estates or as a single parcel in the event of foreclosure or notice of deficiency, and (iii) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of or each of the obligations and marshaling in the event of foreclosure of this Deed of Trust.

SECTION 2.11. Discontinuance of Proceedings. In case Beneficiary or Trustee shall proceed to enforce any right, power or remedy under this Deed of Trust by foreclosure, entry or otherwise, and such proceedings shall be discontinued or abandoned for any reason, or shall be determined adversely to Beneficiary or Trustee, as applicable, then and in every such case Grantor, Beneficiary and Trustee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Beneficiary and Trustee shall continue as if no such proceeding had been taken.

SECTION 2.12. Suits To Protect the Trust Property. Beneficiary and Trustee shall have power (a) to institute and maintain suits and proceedings to prevent any impairment of the Trust Property by any acts that may be unlawful or in violation of this Deed of Trust, (b) to preserve or protect their interest in the Trust Property and in the Rents arising therefrom and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of or compliance with such enactment, rule or order would impair the security or be prejudicial to the interest of Beneficiary or Trustee hereunder.

SECTION 2.13. Filing Proofs of Claim. In case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Grantor, Beneficiary or Trustee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Beneficiary or Trustee allowed in such proceedings for the Obligations secured by this Deed of Trust at the date of the institution of such proceedings and for any interest accrued, late charges and additional interest or other amounts due or that may become due and payable hereunder after such date.

SECTION 2.14. Possession by Beneficiary and Trustee. Notwithstanding the appointment of any receiver, liquidator or trustee of Grantor, any of its property or the Trust Property, Beneficiary and Trustee shall be entitled, to the extent not prohibited by law, to remain in possession and control of all parts of the Trust Property now or hereafter granted under this Deed of Trust to Beneficiary or Trustee in accordance with the terms hereof and applicable law.

SECTION 2.15. Waiver. (a) No delay or failure by Beneficiary or Trustee or any other Secured Party to exercise any right, power or remedy accruing upon any breach or Event of Default shall exhaust or impair any such right, power or remedy or be construed to be a waiver of any such breach or Event of Default or acquiescence therein; and every right, power and remedy given by this Deed of Trust to Beneficiary or Trustee may be exercised from time to time and as often as may be deemed expedient by Beneficiary. No consent or waiver by Beneficiary or Trustee to or of any breach or Event of Default by Grantor in the performance of the Obligations shall be deemed or construed to be a consent or waiver to or of any other breach or Event of Default in the performance of the same or of any other obligations by Grantor hereunder. No failure on the part of Beneficiary or Trustee to complain of any act or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall constitute a waiver by Beneficiary or Trustee of their rights hereunder or impair any rights, powers or remedies consequent on any future Event of Default by Grantor.

(b) Even if Beneficiary (i) grants some forbearance or an extension of time for the payment of any sums secured hereby, (ii) takes other or additional security for the payment of any sums secured hereby, (iii) waives or does not exercise some right granted herein or under the Loan Documents, (iv) releases a part of the Trust Property from this Deed of Trust, (v) agrees to change some of the terms, covenants, conditions or agreements of any of the Loan Documents, (vi) consents to the filing of a map, plat or replat affecting the Premises, (vii) consents to the granting of an easement or other right affecting the Premises or (viii) makes or consents to an agreement subordinating the lien of this Deed of Trust on the Trust Property; no such act or omission shall preclude Beneficiary or Trustee from exercising any other right, power or privilege herein granted or intended to be granted in the event of any breach or Event of Default then made or of any subsequent default; nor, except as otherwise expressly provided in an instrument executed by Beneficiary, shall this Deed of Trust be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or part of the Trust Property, Beneficiary or Trustee are hereby authorized and empowered to deal with any vendee or transferee with reference to the Trust Property secured hereby, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings.

SECTION 2.16. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS DEED OF TRUST OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS DEED OF TRUST AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 2.16.

SECTION 2.17. Remedies Cumulative. No right, power or remedy conferred upon or reserved to Beneficiary or Trustee by this Deed of Trust is intended to be exclusive of any other right, power or remedy, and each and every such right, power and remedy shall be cumulative and concurrent and in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute.

ARTICLE III

Miscellaneous

SECTION 3.01. Partial Invalidity. In the event any one or more of the provisions contained in this Deed of Trust shall for any reason be held to be invalid, illegal or unenforceable in any respect, such validity, illegality or unenforceability shall, at the option of Beneficiary, not affect any other provision of this Deed of Trust, and this Deed of Trust shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

SECTION 3.02. Notices. All notices and communications hereunder shall be in writing and given to Grantor in accordance with the terms of Section 7.01 of the U.S. Collateral Agreement at the address set forth on the first page of this Deed of Trust and to the Beneficiary as provided in the Credit Agreement.

SECTION 3.03. Successors and Assigns. All of the grants, covenants, terms, provisions and conditions herein shall run with the Premises and the Improvements and shall apply to, bind and inure to, the benefit of the permitted successors and assigns of Grantor and the successors and assigns of Beneficiary.

SECTION 3.04. Satisfaction and Cancellation. (a) The conveyance to Trustee and Beneficiary of the Trust Property as security created and consummated by this Deed of Trust shall be null and void when all the Loan Document Obligations have been indefeasibly paid in full in cash and the Lenders have no further commitment to lend under the Credit Agreement, the Revolving L/C Exposure has been reduced to zero and each Issuing Bank has no further obligations to issue Letters of Credit under the Credit Agreement.

(b) Upon a sale or other transfer by Grantor of all or any portion of the Trust Property that is permitted by the Credit Agreement to any person that is not a Loan Party, or upon the effectiveness of any written consent to the release of the lien granted hereby in any portion of the Trust Property pursuant to Section 9.08 of the Credit Agreement, the lien of this Deed of Trust shall be automatically released from the applicable portion of the Trust Property. Grantor shall give the Beneficiary and Trustee reasonable written notice of any sale or financing of the Trust Property prior to the closing of such sale or financing.

(c) In connection with any termination or release pursuant to paragraphs (a) or (b), Beneficiary or Trustee shall execute and deliver to Grantor, at Grantor’s expense, all documents that Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 3.04 shall be without recourse or warranty by the Beneficiary.

SECTION 3.05. Definitions. As used in this Deed of Trust, the singular shall include the plural as the context requires and the following words and phrases shall have the following meanings: (a) “including” shall mean “including but not limited to”; (b) “provisions” shall mean “provisions, terms, covenants and/or conditions”; (c) “lien” shall mean “lien, charge, encumbrance, security interest, mortgage or deed of trust”; (d) “obligation” shall mean “obligation, duty, covenant and/or condition”; and (e) “any of the Trust Property” shall mean “the Trust Property or any part thereof or interest therein”. Any act that Beneficiary is permitted to perform hereunder may be performed at any time and from time to time by Beneficiary or any person or entity designated by Beneficiary. Any act that is prohibited to Grantor hereunder is also prohibited to all lessees of any of the Trust Property. Each appointment of Beneficiary and Trustee as attorneys-in-fact for Grantor under the Deed of Trust is irrevocable, with power of substitution and coupled with an interest. Subject to the applicable provisions hereof, Beneficiary has the right to refuse to grant its consent, approval or acceptance or to indicate its satisfaction, in its sole discretion, whenever such consent, approval, acceptance or satisfaction is required hereunder.

SECTION 3.06. Multisite Real Estate Transaction. Grantor acknowledges that this Deed of Trust is one of a number of Other Mortgages and Security Documents that secure the Obligations. Grantor agrees that the lien of this Deed of Trust shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Beneficiary or Trustee, and without limiting the generality of the foregoing, the lien hereof shall not be impaired by any acceptance by the Beneficiary of any security for or guarantees of any of the Obligations hereby secured, or by any failure, neglect or omission on the part of Beneficiary to realize upon or protect any Obligation or indebtedness hereby secured or any collateral security therefor including the Other Mortgages and other Security Documents. The lien hereof shall not in any manner be impaired or affected by any release (except as to the property released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any of the Obligations secured or of any of the collateral security therefor, including the Other Mortgages and other Security Documents or of any guarantee thereof, and Beneficiary or Trustee may at Beneficiary’s discretion foreclose, exercise any power of sale, or exercise any other remedy available to it under any or all of the Other Mortgages and other Security Documents without first exercising or enforcing any of its rights and remedies hereunder. Such exercise of Beneficiary’s or Trustee’s rights and remedies under any or all of the Other Mortgages and other Security Documents shall not in any manner impair the indebtedness hereby secured or the lien of this Deed of Trust and any exercise of the rights or remedies of Beneficiary or Trustee hereunder shall not impair the lien of any of the Other Mortgages and other Security Documents or any of Beneficiary’s or Trustee’s rights and remedies thereunder. Grantor specifically consents and agrees that Beneficiary or Trustee may exercise their rights and remedies hereunder and under the Other Mortgages and other Security Documents separately or concurrently and in any order that Beneficiary may deem appropriate and waives any rights of subrogation.

SECTION 3.07. No Oral Modification. This Deed of Trust may not be changed or terminated orally. Any agreement made by Grantor and Beneficiary after the date of this Deed of Trust relating to this Deed of Trust shall be superior to the rights of the holder of any intervening or subordinate Deed of Trust, lien or encumbrance.

SECTION 3.08. Last Dollars Secured. If and to the extent this Deed of Trust secures only a portion of the Indebtedness owing or which may become owing by the

Borrowers, the parties agree that any payments or repayments of such Indebtedness by the Borrowers shall be deemed to be applied first to the portion of the Indebtedness that is not secured hereby, it being the parties’ intent that the portion of the Indebtedness last remaining unpaid shall be secured thereby.

SECTION 3.09. Particular Provisions

This Deed of Trust is subject to the following provisions relating to the particular laws of the state wherein the Premises are located:

SECTION 3.10. Applicable Law; Certain Particular Provisions. This Deed of Trust shall be governed by and construed in accordance with the internal law of the state where the Trust Property is located, except that Grantor expressly acknowledges that by their terms, the Credit Agreement and other Loan Documents shall be governed by the internal law of the State of New York, without regard to principles of conflict of law. Grantor and Beneficiary agree to submit to jurisdiction and the laying of venue for any suit on this Deed of Trust in the state where the Trust Property is located. The terms and provisions set forth in Appendix A attached hereto are hereby incorporated by reference as though fully set forth herein. In the event of any conflict between the terms and provisions contained in the body of this Deed of Trust and the terms and provisions set forth in Appendix A, the terms and provisions set forth in Appendix A shall govern and control.

SECTION 3.11. Trustee’s Powers and Liabilities. (a) Trustee, by acceptance hereof, covenants faithfully to perform and fulfill the trusts herein created, being liable, however, only for gross negligence, bad faith or willful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by it in accordance with the terms hereof. All authorities, powers and discretions given in this Deed of Trust to Trustee and/or Beneficiary may be exercised by either, without the other, with the same effect as if exercised jointly.

(b) Trustee may resign at any time upon giving thirty (30) days’ notice in writing to Grantor and to Beneficiary.

(c) Beneficiary may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, inability to act or absence of Trustee from the state in which the Premises are located, or in its sole discretion for any reason whatsoever, Beneficiary may, upon notice to the Grantor and without specifying the reason therefor and without applying to any court, select and appoint a successor trustee, and all powers, rights, duties and authority of the former trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of his duties unless required by Beneficiary. Such substitute trustee shall be appointed by written instrument duly recorded in the county where the Land is located. Grantor hereby ratifies and confirms any and all acts that the herein named Trustee, or his successor or successors in this trust, shall do lawfully by virtue hereof. Grantor hereby agrees, on behalf of itself and its heirs, executors, administrators and assigns, that the recitals contained in any deed or deeds executed in due form by any Trustee or substitute trustee, acting under the provisions of this instrument, shall be prima facie evidence of the facts recited, and that it shall not be necessary to prove in any court, otherwise than by such recitals, the existence of the facts essential to authorize the execution and delivery of such deed or deeds and the passing of title thereby.

(d) Trustee shall not be required to see that this Deed of Trust is recorded, nor liable for its validity or its priority as a first deed of trust, or otherwise, nor shall Trustee be answerable or responsible for performance or observance of the covenants and agreements imposed upon Grantor or Beneficiary by this Deed of Trust or any other agreement. Trustee, as well as Beneficiary, shall have authority in their respective discretion to employ agents and attorneys in the execution of this trust and to protect the interest of the Beneficiary hereunder, and to the fullest extent permitted by law they shall be compensated and all expenses relating to the employment of such agents and/or attorneys, including expenses of litigation, shall be paid out of the proceeds of the sale of the Trust Property conveyed hereby should a sale be had, but if no such sale be had, all sums so paid out shall be recoverable to the fullest extent permitted by law by all remedies at law or in equity.

SECTION 3.12. Subject to Pari Passu Intercreditor Agreement.

Notwithstanding anything herein to the contrary until the Discharge of 2003 Obligations (as defined in the Pari Passu Intercreditor Agreement), (i) the Lien and security interest granted to the Beneficiary pursuant to this Deed of Trust are expressly subject to the Pan Passu Intercreditor Agreement and (ii) the exercise of any right or remedy by the Beneficiary hereunder with respect to the Lien and security interest granted to the Beneficiary pursuant to this Deed of Trust is subject to the limitations and provisions of the Pari Passu Intercreditor Agreement. In the event of any conflict between the terms of the Pari Passu Intercreditor Agreement and the terms of this Agreement, as they apply to the Lien and security interest granted to the Beneficiary pursuant to the terms of this Agreement, the terms of the Pari Passu Intercreditor Agreement shall govern.

IN WITNESS WHEREOF, this Deed of Trust has been duly executed and delivered to Beneficiary by Grantor on the date of the acknowledgment attached hereto.

[NAME OF GRANTOR], a [ ]
[corporation],

By:
Name:
Title:

Attest:

By:
Name:
Title:

[Corporate Seal]

[ADD LOCAL FORM OF ACKNOWLEDGMENT]

Exhibit B

to Mortgage

Description of the Land

Exhibit B

to Mortgage

Each of the liens and other encumbrances excepted as being prior to the Lien hereof as set forth in Schedule B to the marked Pro Forma Policy issued by [Title Insurance Company], dated as of the date hereof and delivered to Collateral Agent on the date hereof, bearing [Title Insurance Company] reference number [Title Number] relating to the real property described in Schedule A attached hereto.

Exhibit B

to Mortgage

Appendix A

to Mortgage

Local Law Provisions

EXHIBIT E

U.S. GUARANTEE AND COLLATERAL AGREEMENT

dated and effective as of

May 13, 2009,

among

NALCO HOLDINGS LLC,

NALCO COMPANY,

each Domestic Subsidiary of Holdings

identified herein,

and

BANK OF AMERICA, N.A.,

as Collateral Agent

TABLE OF CONTENTS

		Page
ARTICLE I.

Definitions

SECTION 1.01.	Credit Agreement	1

SECTION 1.02.	Other Defined Terms	1

ARTICLE II.

Guarantee

SECTION 2.01.	Guarantee	5

SECTION 2.02.	Guarantee of Payment	5

SECTION 2.03.	No Limitations, Etc.	5

SECTION 2.04.	Reinstatement	8

SECTION 2.05.	Agreement To Pay; Subrogation	8

SECTION 2.06.	Information	8

SECTION 2.07.	Maximum Liability	8

ARTICLE III.

Pledge of Securities

SECTION 3.01.	Pledge	9

SECTION 3.02.	Delivery of the Pledged Collateral	10

SECTION 3.03.	Representations, Warranties and Covenants	10

SECTION 3.04.	Certification of Limited Liability Company and Limited Partnership Interests	12

SECTION 3.05.	Registration in Nominee Name; Denominations	12

SECTION 3.06.	Voting Rights; Dividends and Interest, etc.	12

-i-

Exhibit B

to Mortgage

ARTICLE IV.

Security Interests in Personal Property

SECTION 4.01.	Security Interest	14

SECTION 4.02.	Representations and Warranties	16

SECTION 4.03.	Covenants	18

SECTION 4.04.	Other Actions	20

SECTION 4.05.	Covenants Regarding Patent, Trademark and Copyright Collateral	22

ARTICLE V.

Remedies

SECTION 5.01.	Remedies Upon Default	23

SECTION 5.02.	Application of Proceeds	25

SECTION 5.03.	Grant of License to Use Intellectual Property	26

SECTION 5.04.	Securities Act, etc.	26

SECTION 5.05.	Registration, etc.	27

ARTICLE VI.

Indemnity, Subrogation and Subordination

SECTION 6.01.	Indemnity and Subrogation	28

SECTION 6.02.	Contribution and Subrogation	28

SECTION 6.03.	Subordination	28

ARTICLE VII.

Miscellaneous

SECTION 7.01.	Notices	29

SECTION 7.02.	Security Interest Absolute	29

SECTION 7.03.	[Reserved]	29

-ii-

Exhibit B

to Mortgage

Schedules

Schedule I	Subsidiary Parties
Schedule II	Capital Stock; Debt Securities
Schedule III	Intellectual Property

Exhibits

Exhibit I	Form of Supplement to the U.S. Guarantee and Collateral Agreement
Exhibit II	Form of U.S. Perfection Certificate

-iii-

U.S. GUARANTEE AND COLLATERAL AGREEMENT dated and effective as of May 13, 2009 (this “Agreement”), among NALCO HOLDINGS LLC, a Delaware limited liability company (“Holdings”), NALCO COMPANY, a Delaware corporation (the “U.S. Borrower”), each Domestic Subsidiary of Holdings identified herein (each, a “Subsidiary Party”) and BANK OF AMERICA, N.A., as Collateral Agent (in such capacity and together with any successor Collateral Agent, the “Collateral Agent”) for the Secured Parties (as defined below).

Reference is made to the Credit Agreement dated as of May 13, 2009 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among Holdings, U.S. Borrower, the Foreign Subsidiary Borrowers from time to time party thereto (the “Foreign Subsidiary Borrowers” and collectively with the U.S. Borrower, the “Borrowers”), the LENDERS party thereto from time to time, BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as Collateral Agent for the Lenders, BANC OF AMERICA SECURITIES LLC, DEUTSCHE BANK SECURITIES INC. and HSBC SECURITIES (USA) INC., joint book managers (in such capacity, the “Joint Lead Arrangers”).

The Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement.

Holdings and each Subsidiary Party are affiliates of the Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

II. Definitions

A. Credit Agreement.

1. Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

2. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

B. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any person who is or who may become obligated to any Guarantor under, with respect to or on account of an Account.

“Article 9 Collateral” has the meaning assigned to such term in Section 4.01.

“Collateral” means Article 9 Collateral and Pledged Collateral.

“Control Agreement” means a securities account control agreement or commodity account control agreement, as applicable, in form and substance reasonably satisfactory to the Collateral Agent.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Guarantor or that any Guarantor otherwise has the right to license, or granting any right to any Guarantor under any Copyright now or hereafter owned by any third party, and all rights of any Guarantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by any Guarantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise; and (b) all registrations and applications for registration of any such Copyright in the United States or any other country, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule III.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Excluded Assets” has the meaning assigned to such term in Section 4.01(a) of this Agreement.

“Federal Securities Laws” has the meaning assigned to such term in Section 5.04.

“General Intangibles” means all “General Intangibles” as defined in the New York UCC, including all choses in action and causes of action and all other intangible personal property of any Guarantor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Guarantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Guarantor to secure payment by an Account Debtor of any of the Accounts.

“Guarantors” means Holdings, the U.S. Borrower, and the Subsidiary Parties.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Guarantor, including inventions, designs, Patents, Copyrights, Trademarks, Patent Licenses, Copyright Licenses, Trademark Licenses,

trade secrets, domain names, confidential or proprietary technical and business information, know-how, show-how or other data or information and all related documentation.

“Loan Document Obligations” means (a) the due and punctual payment by each Borrower of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to such Borrower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by such Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and obligations to provide cash collateral and (iii) all other monetary obligations of such Borrower to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense and reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual payment and performance of all other obligations of each Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” means (a) the Loan Document Obligations, (b) the due and punctual payment and performance of all obligations of each Loan Party or Foreign Subsidiary under each Swap Agreement that (i) is in effect on the Closing Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Closing Date or (ii) is entered into after the Closing Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Swap Agreement is entered into, (c)(i) the due and punctual payment and performance of all obligations of Foreign Subsidiaries under Indebtedness incurred pursuant to committed and uncommitted working capital facilities (to the extent such Indebtedness is permitted under Section 6.01(a) of the Credit Agreement and is identified as ordinary working capital Indebtedness on Schedule 6.01 of the Credit Agreement that will be secured by a Lien on the Collateral or is Permitted Refinancing Indebtedness of any such identified Indebtedness that is incurred for working capital purposes in the ordinary course of business on ordinary business terms) that is with a counterparty that is a Lender or an Affiliate of a Lender as of the Closing Date and (ii) the due and punctual payment and performance of all obligations of Foreign Subsidiaries in respect of Indebtedness (to the extent such Indebtedness is permitted to be incurred under Section 6.01(k) of the Credit Agreement and is identified as Indebtedness on Schedule 6.01(k) of the Credit Agreement (as modified from time to time) that will be secured by a Lien on the Collateral) that is with a counterparty that is a Lender or an Affiliate of a Lender at the time of borrowing and (d) the due and punctual payment and performance of all obligations of U.S. Borrower and any of its subsidiaries in respect of cash management services owed to a Lender or any of its Affiliates (including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements).

“Pari Passu Intercreditor Agreement” means the Pari Passu Intercreditor Agreement to be executed by the Existing Agent and the Collateral Agent.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention covered by a Patent, now or hereafter owned by any Guarantor or that any Guarantor otherwise has the right to license or granting to any Guarantor any right to make, use or sell any invention covered by a Patent, now or hereafter owned by any third party.

“Patents” means all of the following now owned or hereafter acquired by any Guarantor: (a) all letters patent of the United States or the equivalent thereof in any other country, and all applications for letters patent of the United States or the equivalent thereof in any other country, including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Pledged Collateral” has the meaning assigned to such term in Section 3.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 3.01.

“Pledged Securities” means any promissory notes, stock certificates or other certificated securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” has the meaning assigned to such term in Section 3.01.

“Pledgor” shall mean each Guarantor.

“Secured Parties” means (a) the Lenders (and any Affiliate of a Lender to which any obligation referred to in clause (d) of the definition of the term “Obligations” is owed), (b) the Administrative Agent, (c) each Issuing Bank, (d) each counterparty to any Swap Agreement entered into with a Loan Party or a Foreign Subsidiary the obligations under which constitute Obligations, (e) each counterparty to any local working capital indebtedness of a Foreign Subsidiary the obligations under which constitute Obligations pursuant to clause (c) or clause (d) of the definition of such term, (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (g) the successors and permitted assigns of each of the foregoing.

“Security Interest” has the meaning assigned to such term in Section 4.01.

“Subsidiary Party” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Guarantor or that any Guarantor otherwise has the right to license, or granting to any Guarantor any right to use any Trademark now or hereafter owned by any third party.

“Trademarks” means all of the following now owned or hereafter acquired by any Guarantor: (a) all trademarks, service marks, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations thereof (if any), and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all renewals thereof, including those listed on Schedule III and (b) all goodwill associated therewith or symbolized thereby.

“U.S. Perfection Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer of the U.S. Borrower and the chief legal officer of the U.S. Borrower.

III. Guarantee

A. Guarantee. Each Guarantor irrevocably, absolutely and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations (whether at the stated maturity, by acceleration or otherwise). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Each Guarantor waives presentment to, demand of payment from and protest to any Borrower or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

B. Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of any Borrower or any other person.

C. No Limitations, Etc.

1. Except for termination of a Guarantor’s obligations hereunder as expressly provided for in Section 7.15, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by:

(a) the failure of the Administrative Agent, the Collateral Agent or any other Secured Party to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Loan Document or otherwise;

(b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement;

(c) the failure to perfect any security interest in, or the exchange, substitution, release or any impairment of, any security held by the Collateral Agent or any other Secured Party for the Obligations;

(d) any default, failure or delay, willful or otherwise, in the performance of the Obligations;

(e) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations),

(f) any illegality, lack of validity or enforceability of any Obligation,

(g) any change in the corporate existence, structure or ownership of any Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Borrower or any Guarantor or their respective assets or any resulting release or discharge of any Obligation,

(h) the existence of any claim, set-off or other rights that a Guarantor may have at any time against any Borrower, any other Guarantor, the Collateral Agent, any Lender or any other corporation or person, whether in connection herewith or any unrelated transactions, provided that nothing herein will prevent the assertion of any such claim by separate suit or compulsory counterclaim,

(i) any law, regulation or order of any jurisdiction, or any other event, affecting any term of any Obligation or the Collateral Agent’s rights with respect thereto, including, without limitation:

(A) the application of any such law, regulation, decree or order, including any prior approval, which would prevent the exchange of a foreign currency for Dollars or the remittance of funds outside of such jurisdiction or the unavailability of Dollars in any legal exchange market in such jurisdiction in accordance with normal commercial practice; or

(B) a declaration of banking moratorium or any suspension of payments by banks in such jurisdiction or the imposition by such jurisdiction or any governmental authority thereof of any moratorium on, the required rescheduling or restructuring of, or required approval of payments on, any indebtedness in such jurisdiction; or

(C) any expropriation, confiscation, nationalization or requisition by such country or any governmental authority that directly or indirectly deprives any Borrower of any assets or their use, or of the ability to operate its business or a material part thereof; or

(D) any war (whether or not declared), insurrection, revolution, hostile act, civil strife or similar events occurring in such jurisdiction which has the same effect as the events described in clause (A), (B) or (C) above (in each of the cases contemplated in clauses (A) through (C) above, to the extent occurring or existing on or at any time after the date of this Guaranty),

(j) and any other circumstance (including without limitation, any statute of limitations) or any existence of or reliance on any representation by the Collateral Agent that might otherwise constitute a defense to, or a legal or equitable discharge of, any Borrower or any Guarantor or any other guarantor or surety.

Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

Without limiting the generality of the foregoing, with respect to any Obligations that, in accordance with the express terms of any agreement pursuant to which such Obligations were created, were denominated in Dollars or any currency other than the currency of the jurisdiction where a Borrower is principally located, each Guarantor guarantees that it shall pay the Collateral Agent strictly in accordance with the express terms of such agreement, including in the amounts and in the currency expressly agreed to thereunder, irrespective of and without giving effect to any laws of the jurisdiction where a Borrower is principally located in effect from time to time, or any order, decree or regulation in the jurisdiction where a Borrower is principally located.

2. To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of any Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any Borrower or any other Loan Party or exercise any other right or remedy available to them against any Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense it may now or hereafter have arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Borrower or any other Loan Party, as the case may be, or any security.

D. Reinstatement. Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Administrative Agent or any other Secured Party upon the bankruptcy or reorganization of any Borrower, any other Loan Party or otherwise.

E. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against such Borrower, or other Loan Party or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VII.

F. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition and assets of each Borrower and each other Loan Party, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

G. Maximum Liability.

Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor (other than Holdings and the U.S. Borrower) hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 6.02).

IV. Pledge of Securities

A. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, each Pledgor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in all of such Pledgor’s right, title and interest in, to and under (a) the Equity Interests owned by it (which shall be listed on Schedule II) and any other Equity Interests obtained in the future by such Guarantor and any certificates representing all such Equity Interests (the “Pledged Stock”); provided that the Pledged Stock shall not include (i) more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary, (ii) to the extent applicable law requires that a Subsidiary of such Guarantor issue directors’ qualifying shares, such shares or nominee or other similar shares, (iii) any Equity Interests with respect to which the Collateral and Guarantee Requirement or the other paragraphs of Section 5.10 of the Credit Agreement need not be satisfied by reason of Section 5.10(g) of the Credit Agreement, (iv) any Equity Interests of a Subsidiary to the extent that, as of the Closing Date, and for so long as, such a pledge of such Equity Interests would violate a contractual obligation binding on such Equity Interests, (v) any Equity Interests of a Subsidiary of a Guarantor acquired after the Closing Date if, and to the extent that, and for so long as, (A) a pledge of such Equity Interests would violate applicable law or any contractual obligation binding upon such Subsidiary and (B) such law or obligation existed at the time of the acquisition thereof and was not created or made binding upon such Subsidiary in contemplation of or in connection with the acquisition of such Subsidiary (provided that the foregoing clause (B) shall not apply in the case of a joint venture, including a joint venture that is a Subsidiary) or (vi) any Equity Interests of a person that is not directly or indirectly a Subsidiary; (b)(i) the debt securities listed opposite the name of such Pledgor on Schedule II, (ii) any debt securities in the future issued to such Pledgor and (iii) the promissory notes and any other instruments, if any, evidencing such debt securities (the “Pledged Debt Securities”); (c) subject to Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (d) subject to Section 3.06, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and (e) all proceeds of any of the foregoing (the items referred to in clauses (a) through (e) above being collectively referred to as the “Pledged Collateral”).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

B. Delivery of the Pledged Collateral.

1. Each Pledgor agrees promptly to deliver or cause to be delivered to the Collateral Agent, for the ratable benefit of the Secured Parties, any and all Pledged Securities to the extent such Pledged Securities, in the case of promissory notes or other instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of this Section 3.02.

2. Each Pledgor will cause any Indebtedness for borrowed money having an aggregate principal amount that has a Dollar Equivalent in excess of $10,000,000 (other than intercompany current liabilities incurred in the ordinary course of business in connection with the cash management operations of Holdings and the Subsidiaries) owed to such Pledgor by any person to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent, for the ratable benefit of the Secured Parties, pursuant to the terms hereof. To the extent any such promissory note is a demand note, each Pledgor party thereto agrees, if requested by the Collateral Agent, to immediately demand payment thereunder upon an Event of Default specified under Section 7.01(b), (c), (f), (h) or (i) of the Credit Agreement.

3. Upon delivery to the Collateral Agent, (i) any Pledged Securities required to be delivered pursuant to the foregoing paragraphs (a) and (b) of this Section 3.02 shall be accompanied by stock powers or note powers, as applicable, duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property composing part of the Pledged Collateral delivered pursuant to the terms of this Agreement shall be accompanied to the extent necessary to perfect the security interest in or allow realization on the Pledged Collateral by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents (including issuer acknowledgments in respect of uncertificated securities) as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

C. Representations, Warranties and Covenants. The Pledgors, jointly and severally, represent, warrant and covenant to and with the Collateral Agent, for the ratable benefit of the Secured Parties, that:

1. Schedule II correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all Equity Interests, debt securities and promissory notes or instruments evidencing Indebtedness required to be pledged hereunder in order to satisfy the Collateral and Guarantee Requirement;

2. the Pledged Stock and Pledged Debt Securities (solely with respect to Pledged Debt Securities issued by a person that is not a Subsidiary of Holdings or an Affiliate of any such subsidiary, to the best of each Pledgor’s knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities (solely with respect to Pledged Debt Securities issued by a person that is not a Subsidiary of Holdings or an Affiliate of any such subsidiary, to the best of each Pledgor’s knowledge) are legal, valid and binding obligations of the issuers thereof;

3. except for the security interests granted hereunder, each Pledgor (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Pledgor, (ii) holds the same free and clear of all Liens, other than Liens permitted under Section 6.02 of the Credit Agreement (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than pursuant to a transaction permitted by the Credit Agreement and other than Liens permitted under Section 6.02 of the Credit Agreement and (iv) subject to the rights of such Pledgor under the Loan Documents to dispose of Pledged Collateral, will defend its title or interest hereto or therein against any and all Liens (other than Liens permitted under Section 6.02 of the Credit Agreement), however arising, of all persons;

4. except for restrictions and limitations imposed by the Loan Documents, the Pari Passu Intercreditor Agreement or securities laws generally or otherwise permitted to exist pursuant to the terms of the Credit Agreement, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

5. each Pledgor has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

6. no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

7. by virtue of the execution and delivery by the Pledgors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent, for the ratable benefit of the Secured Parties, in accordance with this Agreement, the Collateral Agent will obtain, for the ratable benefit of the Secured Parties, a legal, valid and perfected first priority lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations; and

8. the pledge effected hereby is effective to vest in the Collateral Agent, for the ratable benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein.

D. Certification of Limited Liability Company and Limited Partnership Interests. Each interest in any limited liability company or limited partnership controlled by any Guarantor and pledged hereunder shall be represented by a certificate, shall be a “security” within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC; provided, however, that any limited liability company or limited partnership that, in either case, is a Wholly Owned Subsidiary formed or acquired after the Closing Date, the U.S. Borrower shall cause such interests to be represented by a certificate, to be a “security” within the meaning of Article 8 of the New York UCC and to be governed by Article 8 of the New York UCC, in each case not later than 20 Business Days after the date of formation or acquisition thereof, as applicable.

E. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of the applicable Pledgor, endorsed or assigned in blank or in favor of the Collateral Agent or, if an Event of Default shall have occurred and be continuing, in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent). Each Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. If an Event of Default shall have occurred and be continuing, the Collateral Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement. Each Pledgor shall use its commercially reasonable efforts to cause any Loan Party that is not a party to this Agreement to comply with a request by the Collateral Agent, pursuant to this Section 3.05, to exchange certificates representing Pledged Securities of such Loan Party for certificates of smaller or larger denominations.

F. Voting Rights; Dividends and Interest, etc.

1. Unless and until an Event of Default shall have occurred and be continuing:

(a) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities, the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, the Credit Agreement, any other Loan Document or the ability of the Secured Parties to exercise the same.

(b) The Collateral Agent shall promptly execute and deliver to each Pledgor, or cause to be executed and delivered to such Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(c) Each Pledgor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents, and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent, for the ratble benefit of the Secured Parties, and shall be forthwith delivered to the Collateral Agent, for the ratable benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Collateral Agent).

2. Upon the occurrence and during the continuance of an Event of Default and after notice by the Collateral Agent to the relevant Pledgors of the Collateral Agent’s intention to exercise its rights hereunder, all rights of any Pledgor to dividends, interest, principal or other distributions that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested, for the ratable benefit of the Secured Parties, in the Collateral Agent which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Pledgor contrary to the provisions of this Section 3.06 shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent, for the ratable benefit of the Secured Parties, and shall be forthwith delivered to the Collateral Agent, for the ratable benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Collateral Agent). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and the U.S. Borrower has delivered to the Collateral Agent a certificate to that effect, the Collateral Agent shall promptly repay to each Pledgor (without interest) all dividends, interest, principal or other distributions that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.

3. Upon the occurrence and during the continuance of an Event of Default and after notice by the Collateral Agent to the relevant Pledgors of the Collateral Agent’s intention to exercise its rights hereunder, all rights of any Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, for the ratable benefit of the Secured Parties, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights. After all Events of Default have been cured or waived and the U.S. Borrower has delivered to the Collateral Agent a certificate to that effect, each Pledgor shall have the right to exercise the voting and/or consensual rights and powers that such Pledgor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

V. Security Interests in Personal Property

A. Security Interest.

1. As security for the payment or performance, as the case may be, in full of the Obligations, each Guarantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Guarantor or in which such Guarantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(a) all Accounts;

(b) all Chattel Paper;

(c) all cash and Deposit Accounts;

(d) all Documents;

(e) all Equipment;

(f) all General Intangibles;

(g) all Instruments;

(h) all Inventory;

(i) all Investment Property;

(j) all Letter-of-Credit Rights;

(k) all Commercial Tort Claims;

(l) all books and records pertaining to the Article 9 Collateral; and

(m) to the extent not otherwise included, all proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.

Notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in (collectively the “Excluded Assets”) (a) any vehicle covered by a certificate of title or ownership, (b) any assets (including Equity Interests) with respect to which the Collateral and Guarantee Requirement or the other paragraphs of Section 5.10 of the Credit Agreement need not be satisfied by reason of Section 5.10(g) of the Credit Agreement, (c) any assets (including Equity Interests) to the extent that, as of the Closing Date, and for so long as, such grant of a security interest would violate a contractual obligation or applicable law binding on such asset, (d) any property of any person acquired by a Guarantor after the Closing Date pursuant to Section 6.04(l) of the Credit Agreement if, and to the extent that, and for so long as, (A) such grant of a security interest would violate applicable law or any contractual obligation binding upon such property and (B) such law or obligation existed at the time of the acquisition thereof and was not created or made binding upon such property in contemplation of or in connection with the acquisition of such Subsidiary (provided that the foregoing clause (B) shall not apply in the case of a joint venture, including a joint venture that is a Subsidiary); provided that each Guarantor shall use its commercially reasonable efforts to avoid any such restriction described in this clause (d) or (e) any Letter of Credit Rights to the extent any Guarantor is required by applicable law to apply the proceeds of a drawing of such Letter of Credit for a specified purpose.

2. Each Guarantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (i) whether such Guarantor is an organization, the type of organization and any organizational identification number issued to such Guarantor, (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates and (iii) a description of collateral that describes such property in any other manner as the Collateral Agent may reasonably determine is necessary or advisable to ensure the perfection of the security interest in the Article 9 Collateral granted under this Agreement, including describing such property as “all assets” or “all property”. Each Guarantor agrees to provide such information to the Collateral Agent promptly upon request.

The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Guarantor, without the signature of any Guarantor, and naming any Guarantor or the Guarantors as debtors and the Collateral Agent as secured party.

3. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Guarantor with respect to or arising out of the Article 9 Collateral.

B. Representations and Warranties. The Guarantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

1. Each Guarantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained and is in full force and effect.

2. The U.S. Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Guarantor, is correct and complete, in all material respects, as of the Closing Date. Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral have been prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the U.S. Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 7 to the U.S. Perfection Certificate (or specified by notice from the U.S. Borrower to the Collateral Agent after the Closing Date in the case of filings, recordings or registrations required by Section 5.10 of the Credit Agreement), and constitute all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, United States registered Trademarks and United States registered Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or amendments. Each Guarantor represents and warrants that a fully executed agreement in the form hereof (or a short form hereof which form shall be reasonably acceptable to the Collateral Agent) containing a description of all Article 9 Collateral consisting of Intellectual Property with respect to United States Patents (and Patents for which United States registration applications are pending), United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights (and Copyrights for which United States registration applications are pending) has been delivered to the Collateral Agent for recording with the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, and reasonably requested by the Collateral Agent, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, in respect of all Article 9 Collateral consisting of such Intellectual Property in which a security interest may be perfected by recording with the United States Patent and Trademark Office and the United States Copyright Office, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

3. The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement (or a short form of this Agreement) with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.

4. The Article 9 Collateral is owned by the Guarantors free and clear of any Lien, other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement. None of the Guarantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Guarantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Guarantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any

Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.

5. None of the Guarantors holds any Commercial Tort Claim individually in excess of $1,000,000 as of the Closing Date except as indicated on the U.S. Perfection Certificate.

6. All Accounts have been originated by the Guarantors and all Inventory has been acquired by the Guarantors in the ordinary course of business.

C. Covenants.

1. Each Guarantor agrees promptly to notify the Collateral Agent in writing of any change (i) in its legal name, (ii) in its identity or type of organization or corporate structure, (iii) in its Federal Taxpayer Identification Number or organizational identification number or (iv) in its jurisdiction of organization. Each Guarantor agrees promptly to provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the immediately preceding sentence. Each Guarantor agrees not to effect or permit any change referred to in the first sentence of this paragraph (a) unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Article 9 Collateral, for the ratable benefit of the Secured Parties. Each Guarantor agrees promptly to notify the Collateral Agent if any material portion of the Article 9 Collateral owned or held by such Guarantor is damaged or destroyed.

2. Subject to the rights of such Guarantor under the Loan Documents to dispose of Collateral, each Guarantor shall, at its own expense, take any and all actions necessary to defend title to the Article 9 Collateral against all persons and to defend the Security Interest of the Collateral Agent, for the ratable benefit of the Secured Parties, in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement.

3. Each Guarantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Article 9 Collateral that is in excess of $5,000,000 shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Collateral Agent, for the ratable benefit of the Secured Parties, duly endorsed in a manner reasonably satisfactory to the Collateral Agent.

Without limiting the generality of the foregoing, each Guarantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Guarantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Patents, Trademarks, Copyright Licenses, Patent Licenses or Trademark Licenses; provided that any Guarantor shall have the right, exercisable within 30 days after it has been notified by the Collateral Agent of the specific identification of such Article 9 Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Guarantor hereunder with respect to such Article 9 Collateral. Each Guarantor agrees that it will use its commercially reasonable efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Article 9 Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Article 9 Collateral.

Without limiting the generality of any requirements hereunder or under any of the Loan Documents, if ADX Corp. shall acquire property having a fair market value in excess of $5,000,000, then ADX Corp. shall promptly deliver to Collateral Agent an opinion of local counsel in Michigan as to the perfection of the security interest in such property in such form as shall be reasonably acceptable to Collateral Agent.

4. After the occurrence of an Event of Default and during the continuance thereof, the Collateral Agent shall have the right to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification. The Collateral Agent shall have the right to share any information it gains from such inspection or verification with any Secured Party.

5. At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Guarantor fails to do so as required by the Credit Agreement or this Agreement, and each Guarantor jointly and severally agrees to reimburse the Collateral Agent on demand for any reasonable payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.03(e) shall be interpreted as excusing any Guarantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Guarantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

6. Each Guarantor (rather than the Collateral Agent or any Secured Party) shall remain liable for the observance and performance of all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the

Article 9 Collateral and each Guarantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

7. None of the Guarantors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as expressly permitted by the Credit Agreement. None of the Guarantors shall make or permit to be made any transfer of the Article 9 Collateral and each Guarantor shall remain at all times in possession of the Article 9 Collateral owned by it, except as permitted by the Credit Agreement.

8. None of the Guarantors will, without the Collateral Agent’s prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with prudent business practices.

9. Each Guarantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Guarantor’s true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Guarantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Guarantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Guarantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent reasonably deems advisable. All sums disbursed by the Collateral Agent in connection with this Section 4.03(i), including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Guarantors to the Collateral Agent and shall be additional Obligations secured hereby.

D. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, for the ratable benefit of the Secured Parties, the Collateral Agent’s security interest in the Article 9 Collateral, each Guarantor agrees, in each case at such Guarantor’s own expense, to take the following actions with, respect to the following Article 9 Collateral:

1. Instruments and Tangible Chattel Paper. If any Guarantor shall at any time hold or acquire any Instruments or Tangible Chattel Paper evidencing an amount in excess of $5,000,000, such Guarantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

2. Cash Accounts. No Guarantor shall grant Control of any deposit account to any Person other than the Collateral Agent.

3. Investment Property. Except to the extent otherwise provided in Article III, if any Guarantor shall at any time hold or acquire any Certificated Security, such Guarantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably specify. If any security now or hereafter acquired by any Guarantor is uncertificated and is issued to such Guarantor or its nominee directly by the issuer thereof, upon the Collateral Agent’s reasonable request and following the occurrence of an Event of Default, such Guarantor shall promptly notify the Collateral Agent of such uncertificated securities and pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such security, without further consent of any Guarantor or such nominee, or (ii) cause the issuer to register the Collateral Agent as the registered owner of such security. If any security or other Investment Property, whether certificated or uncertificated, representing an Equity Interest in a third party and having a fair market value in excess of $10,000,000 now or hereafter acquired by any Guarantor is held by such Guarantor or its nominee through a securities intermediary or commodity intermediary such Guarantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent’s request and option, pursuant to a Control Agreement in form and substance reasonably satisfactory to the Collateral Agent, either (A) cause such securities intermediary or commodity intermediary, as applicable, to agree, in the case of a securities intermediary, to comply with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such securities or other Investment Property or, in the case of a commodity intermediary, to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such commodity intermediary, in each case without further consent of any Guarantor or such nominee, or (B) in the case of Financial Assets or other Investment Property held through a securities intermediary, arrange for the Collateral Agent to become the entitlement holder with respect to such Investment Property, for the ratable benefit of the Secured Parties, with such Guarantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such Investment Property. The Collateral Agent agrees with each of the Guarantors that the Collateral Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Guarantor, unless an Event of Default has occurred and is continuing or, after giving effect to any such withdrawal or dealing rights, would occur. The provisions of this paragraph (c) shall not apply to any Financial Assets credited to a securities account for which the Collateral Agent is the securities intermediary.

4. Commercial Tort Claims. If any Guarantor shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated to exceed $10,000,000, such Guarantor shall promptly notify the Collateral Agent thereof in a writing signed by such Guarantor, including a summary description of such claim, and grant to the Collateral Agent in writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

5. Notices. Each Guarantor will advise the Collateral Agent and the Lenders promptly, in reasonable detail, of any Lien of which it has knowledge (other than the Security Interests created hereby or Liens permitted under each of the Credit Agreement and Loan Documents) on any of the Collateral which would adversely affect, in any material respect, the ability of the Collateral Agent to exercise any of its remedies hereunder.

E. Covenants Regarding Patent, Trademark and Copyright Collateral.

1. Each Guarantor agrees that it will not knowingly do any act or omit to do any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act or omitting to do any act) whereby any Patent that is material to the normal conduct of such Guarantor’s business may become prematurely invalidated or dedicated to the public, and agrees that it shall take commercially reasonable steps with respect to any material products covered by any such Patent as necessary and sufficient to establish and preserve its rights under applicable patent laws.

2. Each Guarantor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each Trademark necessary to the normal conduct of such Guarantor’s business, (i) maintain such Trademark in full force free from any adjudication of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of federal or foreign registration or claim of trademark or service mark as required under applicable law and (iv) not knowingly use or knowingly permit its licensees’ use of such Trademark in violation of any third-party rights.

3. Each Guarantor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each work covered by a material Copyright necessary to the normal conduct of such Guarantor’s business that it publishes, displays and distributes, use copyright notice as required under applicable copyright laws.

4. Each Guarantor shall notify the Collateral Agent promptly if it knows that any Patent, Trademark or Copyright material to the normal conduct of such Guarantor’s business may imminently become abandoned, lost or dedicated to the public, or of any materially adverse determination or development, excluding office actions and similar determinations or developments in the United States Patent and Trademark Office, United States Copyright Office,

any court or any similar office of any country, regarding such Guarantor’s ownership of any such material Patent, Trademark or Copyright or its right to register or to maintain the same.

5. Each Guarantor, either itself or through any agent, employee, licensee or designee, shall (i) inform the Collateral Agent on a semi-annual basis of each application by itself, or through any agent, employee, licensee or designee, for any Patent with the United States Patent and Trademark Office and each registration of any Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any comparable office or agency in any other country filed during the preceding six-month period, and (ii) upon the reasonable request of the Collateral Agent, execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest in such Patent, Trademark or Copyright.

6. Each Guarantor shall exercise its reasonable business judgment consistent with the practice in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any comparable office or agency in any other country with respect to maintaining and pursuing each material application relating to any Patent, Trademark and/or Copyright (and obtaining the relevant grant or registration) material to the normal conduct of such Guarantor’s business and to maintain (i) each issued Patent and (ii) the registrations of each Trademark and each Copyright that is material to the normal conduct of such Guarantor’s business, including, when applicable and necessary in such Guarantor’s reasonable business judgment, timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if any Guarantor believes necessary in its reasonable business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

7. In the event that any Guarantor knows or has reason to know that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the normal conduct of its business has been or is about to be materially infringed, misappropriated or diluted by a third party, such Guarantor shall promptly notify the Collateral Agent and shall, if such Guarantor deems it necessary in its reasonable business judgment, promptly sue and recover any and all damages, and take such other actions as are reasonably appropriate under the circumstances.

8. Upon and during the continuance of an Event of Default, each Guarantor shall use commercially reasonable efforts to obtain all requisite consents or approvals from the licensor under each Copyright License, Patent License or Trademark License to effect the assignment of all such Guarantor’s right, title and interest thereunder to (in the Collateral Agent’s sole discretion) the designee of the Collateral Agent or the Collateral Agent.

VI.

Remedies

A. Remedies Upon Default.

Upon the occurrence and during the continuance of an Event of Default, each Pledgor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Guarantors to the Collateral Agent or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or a nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers thereunder cannot be obtained) and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the applicable Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Pledgor agrees that the Collateral Agent shall have the right and subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized in connection with any sale of a security (if it deems it advisable to do so) pursuant to the foregoing to restrict the prospective bidders or purchasers to persons who represent and agree that they are purchasing such security for their own account, for investment, and not with a view to the distribution or sale thereof. Upon consummation of any such sale of Collateral pursuant to this Section 5.01 the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives and releases (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that such Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Pledgors 10 Business Days’ written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or the portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In the case of any sale of all or any part of the Collateral made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in the event that any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may be sold again upon notice given in accordance with provisions above. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section 5.01, any Secured Party may bid for or purchase for cash, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Pledgor (all such rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property in accordance with Section 5.02 hereof without further accountability to any Pledgor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Pledgor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

B. Application of Proceeds.

1. Subject to the terms of the Pari Passu Intercreditor Agreement (until the Discharge of the 2003 Obligations (as defined in the Pari Passu Intercreditor Agreement)), the Collateral Agent shall promptly apply the proceeds, moneys or balances of any collection or sale of Collateral, as well as any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Applicable Agent and the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Applicable Agent and the Collateral Agent in their respective capacity as Applicable Agent or Collateral Agent hereunder or, under any other Loan Document on behalf of any Pledgor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the respective amounts of the Obligations owed to them on the date of any such distribution); and

THIRD, to the Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

C. Grant of License to Use Intellectual Property.

For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Guarantor hereby grants to (in the Collateral Agent’s sole discretion) a designee of the Collateral Agent or the Collateral Agent, for the ratable benefit of the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any Guarantor) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Guarantor, wherever the same may be located, and including, without limitation, in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, the right to prosecute and maintain all intellectual property and the right to sue for past infringement of the intellectual property. The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Guarantors notwithstanding any subsequent cure of an Event of Default.

D. Securities Act, etc.

In view of the position of the Pledgors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar federal statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws or, to the extent applicable, Blue Sky or other state securities laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

E. Registration, etc.

Each Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Collateral Agent desires to sell any of the Pledged Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its commercially reasonable efforts to take or to cause the issuer of such Pledged Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Collateral. Each Pledgor further agrees to indemnify, defend and hold harmless the Administrative Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including reasonable fees and expenses to the Collateral Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Pledgor or the issuer of such Pledged Collateral by the Collateral Agent or any other Secured Party expressly for use therein. Each Pledgor further agrees, upon such written request referred to above, to use its commercially reasonable efforts to qualify, file or register, or cause the issuer of such Pledged Collateral to qualify, file or register, any of the Pledged Collateral under the Blue Sky or other securities laws of such states as may be reasonably requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Pledgor will bear all costs and expenses of carrying out its obligations under this Section 5.05. Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 5.05 only and that such failure would not be adequately compensable in damages and, therefore, agrees that its agreements contained in this Section 5.05 may be specifically enforced.

VII.

Indemnity, Subrogation and Subordination

A. Indemnity and Subrogation.

In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), each Borrower agrees that (a) in the event a payment shall be made by any Guarantor under this Agreement or any other Security Document in respect of any Obligation of such Borrower, such Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part an Obligation of a Borrower, such Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

B. Contribution and Subrogation.

Each Guarantor (other than Holdings and the U.S. Borrower) (a “Contributing Guarantor”) agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor (other than Holdings and the U.S. Borrower) hereunder in respect of any Obligation or assets of any other Guarantor (other than Holdings and the U.S. Borrower) shall be sold pursuant to any Security Document to satisfy any Obligation owed to any Secured Party and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the applicable Borrower as provided in Section 6.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as applicable, in each case multiplied by a fraction of which the numerator shall be the net worth of such Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 7.16, the date of the supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Guarantor under Section 6.01 to the extent of such payment.

C. Subordination.

1. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation of the Pledgor under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of any Borrower or any Guarantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

2. Each Guarantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Guarantor or any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.

VIII.

Miscellaneous

A. Notices.

All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Party shall be given to it in care of the U.S. Borrower, with such notice to be given as provided in Section 9.01 of the Credit Agreement.

B. Security Interest Absolute.

All rights of the Collateral Agent hereunder, the Security Interest, the security interest in the Pledged Collateral and all obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or this Agreement.

C. [Reserved].

D. Binding Effect; Several Agreement.

This Agreement shall become effective as to any party to this Agreement when a counterpart hereof executed on behalf of such party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such party, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, except that no party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each party and may be amended, modified, supplemented, waived or released with respect to any party without the approval of any other party and without affecting the obligations of any other party hereunder.

E. Successors and Assigns.

Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns, except that other than as permitted under the Credit Agreement, no Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Collateral Agent and each Lender (and any attempted assignment or transfer by a Borrower or any other Loan Party without such consent shall be null and void).

F. Collateral Agent’s Fees and Expenses; Indemnification.

1. The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.05 of the Credit Agreement.

2. Without limitation of its indemnification obligations under the other Loan Documents, each Pledgor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section 9.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, (i) the execution, delivery or performance of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the Transactions and other transactions contemplated hereby, (ii) the use of proceeds of the Loans or the use of any Letter of Credit or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

3. Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or, any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or, any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.06 shall be payable on written demand therefor.

G. Collateral Agent Appointed Attorney-in-Fact.

Each Pledgor hereby appoints the Collateral Agent the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Pledgor, (i) to receive, endorse, assign or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (ii) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (iii) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (iv) to sign the name of any Pledgor on any invoice or bill of lading relating to any of the Collateral; (v) to send verifications of Accounts to any Account Debtor; (vi) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (vii) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (viii) to notify, or to require any Guarantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (ix) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

H. GOVERNING LAW.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

I. Waivers; Amendment.

1. No failure or delay by the Applicable Agent, the Collateral Agent, any Issuing Bank or any Lender in exercising any right, power or remedy hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Administrative Agent, the Collateral Agent, any Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, the Collateral Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default or Event of Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

2. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

J. WAIVER OF JURY TRIAL.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

K. Severability.

In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

L. Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 7.04. Delivery of an executed counterpart to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed original.

M. Headings.

Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

N. Jurisdiction; Consent to Service of Process.

1. Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Pledgor, or its properties, in the courts of any jurisdiction.

2. Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

O. Termination or Release.

1. This Agreement, the guarantees made herein, the Security Interest and all other security interests granted hereby shall terminate when all the Loan Document Obligations have been indefeasibly paid in full in cash and the Lenders have no further commitment to lend under the Credit Agreement, the Revolving L/C Exposure has been reduced to zero and each Issuing Bank has no further obligations to issue Letters of Credit under the Credit Agreement.

2. A Subsidiary Party shall automatically be released from its obligations hereunder and the security interests in the Collateral of such Subsidiary Party shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Party ceases to be a Subsidiary of Holdings; provided that the Lenders that are required by the Credit Agreement to consent to such transaction shall have consented to such transaction (to the extent such consent is required by the Credit Agreement) and the terms of such consent did not provide otherwise.

3. Upon any sale or other transfer by any Pledgor of any Collateral that is permitted under the Credit Agreement to any person that is not a Pledgor, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.08 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

4. In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 7.15, the Collateral Agent shall execute and deliver to any Pledgor, at such Pledgor’s, expense all documents that such Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or warranty by the Collateral Agent.

P. Additional Subsidiaries.

Upon execution and delivery by the Collateral Agent and any Subsidiary that is required to become a party hereto by Section 5.10 of the Credit Agreement of an instrument in the form of Exhibit I hereto, such subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein. The execution and delivery of any such instrument shall not require the consent of any other party to this Agreement. The rights and obligations of each party to this Agreement shall remain in full force and effect notwithstanding the addition of any new party to this Agreement.

Q. Right of Set-off.

If an Event of Default shall have occurred and be continuing, each Lender and each Issuing Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or such Issuing Bank to or for the credit or the account of any party to this Agreement against any of and all the obligations of such party now or hereafter existing under this Agreement owed to such Lender or such Issuing Bank, irrespective of whether or not such Lender or such Issuing Bank shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section 7.17 are in addition to other rights and remedies (including other rights of set-off) that such Lender or such Issuing Bank may have.

R. Subject to Pari Passu Intercreditor Agreement.

Notwithstanding anything herein to the contrary until the Discharge of 2003 Obligations (as defined in the Pari Passu Intercreditor Agreement), (i) the Liens and security interests granted to the Collateral Agent pursuant to this Agreement are expressly subject to the Pari Passu Intercreditor Agreement and (ii) the exercise of any right or remedy by the Collateral Agent hereunder with respect to the Liens and Security Interests granted to the Collateral Agent pursuant to this Agreement is subject to the limitations and provisions of the Pari Passu Intercreditor Agreement. In the event of any conflict between the terms of the Pari Passu Intercreditor Agreement and the terms of this Agreement, as they apply to the Liens and Security Interests granted to the Collateral Agent pursuant to the terms of this Agreement, the terms of the Pari Passu Intercreditor Agreement shall govern.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

NALCO HOLDINGS LLC

By:
Name:
Title:

NALCO COMPANY

By:
Name:
Title:

ADX CORP.

By:
Name:
Title:

BOARD CHEMISTRY INCORPORATED

By:
Name:
Title:

CALGON LLC

By:
Name:
Title:

MOBOTEC AB, INC.

By:
Name:
Title:

NALCO COMPANY

By:
Name:
Title:

NALCO CROSSBOW WATER LLC

By:
Name:
Title:

NALCO DELAWARE COMPANY

By:
Name:
Title:

NALCO EUROPEAN HOLDING LLC

By:
Name:
Title:

NALCO FT, INC.

By:
Name:
Title:

NALCO HOLDINGS LLC

By:
Name:
Title:

NALCO INDUSTRIAL OUTSOURCING COMPANY

By:
Name:
Title:

NALCO IP HOLDER LLC

By:
Name:
Title:

NALCO LEASING CORPORATION

By:
Name:
Title:

NALCO ONE SOURCE LLC

By:
Name:
Title:

NALCO PWS, INC.

By:
Name:
Title:

NALCO RESOURCES INVESTMENT COMPANY

By:
Name:
Title:

NALCO TWO, INC.

By:
Name:
Title:

NALFIRST HOLDING, INC.

By:
Name:
Title:

NALFIRST LEASING CORPORATION

By:
Name:
Title:

NALGREEN, INC.

By:
Name:
Title:

NALTECH, INC.

By:
Name:
Title:

NALCO COMPANY LLC

By:
Name:
Title:

NALCO ENERGY SERVICES MIDDLE EAST HOLDINGS, INC.

By:
Name:
Title:

NALCO GLOBAL HOLDINGS LLC

By:
Name:
Title:

NALCO INTERNATIONAL HOLDINGS LLC

By:
Name:
Title:

NALCO U.S. HOLDINGS, LLC

By:
Name:
Title:

NALCO WORLDWIDE HOLDINGS LLC

By:
Name:
Title:

NALCO ENERGY SERVICES EQUATORIAL GUINEA LLC

By:
Name:
Title:

ONES WEST AFRICA LLC

By:
Name:
Title:

PURE-CHEM PRODUCTS COMPANY, INC.

By:
Name:
Title:

VISCO PRODUCTS COMPANY

By:
Name:
Title:

BANK OF AMERICA, N.A., as Collateral Agent

By:
Name:
Title:

Schedule I to

the Guarantee and

Collateral Agreement

Subsidiary Parties

Schedule II to

the Guarantee and

Collateral Agreement

EQUITY INTERESTS

Number of Issuer Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of of Equity Interests
DEBT SECURITIES
Issuer	Principal Amount	Date of Note	Maturity Date

Schedule III to

Guarantee and

Collateral Agreement

COPYRIGHTS OWNED BY [NAME OF Guarantor]

[Make a separate page of Schedule III for each Guarantor and state if no copyrights are owned. List in numerical order by Registration No.]

U.S. Copyright Registrations

Title	Reg. No.	Author

Pending U.S. Copyright Applications for Registration

Title	Author	Class	Date Filed

Schedule III to

Guarantee and

Collateral Agreement

PATENTS OWNED BY [NAME OF Guarantor]

[Make a separate page of Schedule III for each Guarantor and state if no patents are owned. List in numerical order by Patent No./Patent Application No.]

U.S. Patent Registrations

Patent Numbers	Issue Date

U.S. Patent Applications

Patent Application No	Filing Date

Schedule III

to Guarantee and

Collateral Agreement

TRADEMARKS OWNED BY [NAME OF Guarantor]

[Make a separate page of Schedule III for each Guarantor and state if no trademarks are owned. List in numerical order by trademark registration/application no.]

U.S. Trademark Registrations

Mark	Reg. Date	Reg. No.
U.S. Trademark Applications
Mark	Filing Date	Application No.

EXHIBIT I TO THE

TO GUARANTEE AND

COLLATERAL AGREEMENT

SUPPLEMENT NO.          dated as of (this “Supplement”), to the U.S. Guarantee and Collateral Agreement dated as of May 13, 2009 (the “U.S. Guarantee and Collateral Agreement”), among NALCO HOLDINGS LLC, a Delaware limited liability company, NALCO COMPANY, a Delaware corporation, each Subsidiary Party thereto and BANK OF AMERICA, N.A., as Collateral Agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined herein).

A. Reference is made to the Credit Agreement dated as of May 13, 2009 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among NALCO HOLDINGS LLC, a Delaware limited liability company (“Holdings”), NALCO COMPANY, a Delaware corporation (the “U.S. Borrower”), the Foreign Subsidiary Borrowers from time to time party thereto (the “Foreign Subsidiary Borrowers” and collectively with the U.S. Borrower, the “Borrowers”), the LENDERS party hereto from time to time, BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, and BANC OF AMERICA SECURITIES LLC, DEUTSCHE BANK SECURITIES INC. and HSBC SECURITIES (USA) INC., as joint lead arrangers and joint book managers (in such capacity, the “Joint Lead Arrangers”).

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the U.S. Guarantee and Collateral Agreement referred to therein.

C. The Guarantors have entered into the U.S. Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and each Issuing Bank to issue Letters of Credit. Section 7.16 of the U.S. Guarantee and Collateral Agreement provides that additional Subsidiaries may become Subsidiary Parties under the U.S. Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Party under the U.S. Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and each Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.16 of the U.S. Guarantee and Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Party and a Guarantor under the U.S. Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Party and a Guarantor, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the U.S. Guarantee and Collateral Agreement applicable to it as a Subsidiary Party and Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct, in all material respects, on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the U.S. Guarantee and Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and Lien on all the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the U.S. Guarantee and Collateral Agreement) of the New Subsidiary. Each reference to a “Subsidiary Party” or a “Guarantor” in the U.S. Guarantee and Collateral Agreement shall be deemed to include the New Subsidiary. The U.S. Guarantee and Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 3. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. This Supplement shall become effective when (a) the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and (b) the Collateral Agent has executed a counterpart hereof.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Article 9 Collateral of the New Subsidiary, (b) set forth on Schedule II attached hereto is a true and correct schedule of all the Pledged Securities of the New Subsidiary and (c) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the U.S. Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the U.S. Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the U.S. Guarantee and Collateral Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Collateral Agent.

IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the U.S. Guarantee and Collateral Agreement as of the day and year first above written.

[Name of New Subsidiary]

By:
Name:
Title:

Legal Name:

Jurisdiction of Formation:

Location of Chief Executive Office:

BANK OF AMERICA, N.A., as Collateral Agent

By:
Name:
Title:

Schedule I

to Supplement No.          to the

Guarantee and

Collateral Agreement

LOCATION OF ARTICLE 9 COLLATERAL

Description	Location

Schedule II

to Supplement No.          to the

Guarantee and

Collateral Agreement

Pledged Securities of the New Subsidiary

EQUITY INTERESTS

Number of Issuer Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of of Equity Interests

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

OTHER PROPERTY

EXHIBIT F

[FORM OF]

FOREIGN GUARANTEE

dated and effective as of [            ], 200[    ]

among

each Foreign Subsidiary of

NALCO HOLDINGS LLC

identified herein

and

BANK OF AMERICA, N.A.,

as Collateral Agent

Schedules

Schedule I	Foreign Guarantors

Annexes

Exhibit I	Form Supplement to the Foreign Guarantee

FOREIGN GUARANTEE dated and effective as of [            ], 20[    ], among each Foreign Subsidiary of NALCO HOLDINGS LLC, a Delaware limited liability company (“Holdings”), listed on Schedule I hereto (the “Foreign Guarantors”), and BANK OF AMERICA, N.A., as Collateral Agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined below).

Reference is made to the Credit Agreement dated as of May 13, 2009 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among NALCO HOLDINGS LLC, a Delaware limited liability company (“Holdings”), NALCO COMPANY, a Delaware corporation (“Nalco” or the “U.S. Borrower”), the FOREIGN SUBSIDIARY BORROWERS from time to time party thereto (the “Foreign Subsidiary Borrowers” and, collectively with the U.S. Borrower, the “Borrowers”), the LENDERS party thereto from time to time, BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, BANC OF AMERICA SECURITIES LLC, DEUTSCHE BANK SECURITIES INC. and HSBC SECURITIES (USA) INC., as joint lead arrangers and joint book managers (in such capacity, the “Joint Lead Arrangers”).

The Revolving Facility Lenders have agreed to extend credit to the Foreign Subsidiary Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Revolving Facility Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Foreign Guarantors are affiliates of the Foreign Subsidiary Borrowers, and each Foreign Subsidiary Borrower is an affiliate of each other Foreign Subsidiary Borrower. The Foreign Guarantors will derive substantial benefits from the extensions of credit to the Foreign Subsidiary Borrowers, and each Foreign Subsidiary Borrower will derive substantial benefits from the extensions of credit to each other Foreign Subsidiary Borrower, in each case pursuant to the Credit Agreement. The Foreign Guarantors are willing to execute and deliver this Agreement-in order to induce the Revolving Facility Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

IX. Definitions

A. Credit Agreement.

1. Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement.

2. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

B. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Foreign Loan Document Obligations” means (a) the due and punctual payment by each Foreign Subsidiary Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to such Foreign Subsidiary Borrower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of such Foreign Subsidiary Borrower to any of the Secured Parties

under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense and reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of each Foreign Subsidiary Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents and (c) the due and punctual payment and performance of all the obligations of each other Foreign Guarantor under or pursuant to this Agreement and each of the other Loan Documents.

“Foreign Obligations” means (a) the Foreign Loan Document Obligations, (b) the due and punctual payment and performance of all obligations of each Foreign Guarantor under each Swap Agreement that (i) is in effect on the date of this Agreement with a counterparty that is a Lender or an Affiliate of a Lender as of the date of this Agreement or (ii) is entered into after the Closing Date with a counterparty that is a Lender or an Affiliate of a Lender at the time such Swap Agreement is entered into, and (c) the due and punctual payment and performance of all obligations in respect of cash management services owed by any Foreign Subsidiary Loan Party to a Lender or any of its Affiliates (including, treasury, depositary, overdraft, credit or debit card, electronic fund transfer and other cash management services).

“Indemnitee” has the meaning assigned to such term in Section 4.05(b).

“Secured Parties” means (a) the Revolving Facility Lenders (and any Affiliate of a Revolving Facility Lender to which any obligation referred to in clause (b) or (c) of the definition of the term “Foreign Obligations” is owed), (b) the Administrative Agent, (c) each counterparty to any Swap Agreement entered into with a Foreign Subsidiary Loan Party the obligations under which constitute Foreign Obligations, and (d) the successors and assigns of each of the foregoing.

X. Guarantee

A. Guarantee. Each Foreign Guarantor irrevocably, absolutely and unconditionally guarantees, jointly with the other Foreign Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Foreign Obligations (whether at the stated maturity, by acceleration or otherwise). Each Foreign Guarantor further agrees that the Foreign Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Foreign Obligation. Each Foreign Guarantor waives presentment to, demand of payment from and protest to any Foreign Subsidiary Borrower or any other Foreign Guarantor of any of the Foreign Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

B. Guarantee of Payment. Each Foreign Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Foreign Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of any Foreign Subsidiary Borrower or any other person.

C. No Limitations, Etc.

1. Except for termination of a Foreign Guarantor’s obligations hereunder as expressly provided in Section 4.13, the obligations of each Foreign Guarantor hereunder are irrevocable, absolute and continuing, unconditional and absolute and, without limiting the generality of the foregoing, shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Foreign Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Foreign Guarantor hereunder shall not be discharged or impaired or otherwise affected by: (i) the failure of the Administrative Agent, the Collateral Agent or any other Secured Party to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Foreign Guarantor under this Agreement; (iii) the failure to perfect any security interest in, or the release of, any security held by the Collateral Agent or any other Secured Party for the Foreign Obligations; (iv) any default, failure or delay, willful or otherwise, in the performance of the Foreign Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Foreign Obligations). Each Foreign Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Foreign Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Foreign Obligations, all without affecting the obligations of any Foreign Guarantor hereunder.

2. To the fullest extent permitted by applicable law, each Foreign Guarantor waives any defense based on or arising out of any defense of any Foreign Subsidiary Borrower or any other Loan Party or the unenforceability of the Foreign Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Foreign Subsidiary Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Foreign Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Foreign Obligations, make any other accommodation with any Foreign Subsidiary Borrower or any other Loan Party or exercise any other right or remedy available to them against any Foreign Subsidiary Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Foreign Guarantor hereunder except to the extent the Foreign Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Foreign Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Foreign Guarantor against any Foreign Subsidiary Borrower or any other Loan Party, as the case may be, or any security.

D. Reinstatement. Each Foreign Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Foreign Obligation is rescinded or must otherwise be restored by the Administrative Agent or any other Secured Party upon the bankruptcy or reorganization of any Loan Party or otherwise.

E. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Foreign Guarantor by virtue hereof, upon the failure of any Foreign Subsidiary Borrower or any Foreign Guarantor to pay any Foreign Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Foreign Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Foreign Obligation. Upon payment by any Foreign Guarantor of any sums to the Collateral Agent as provided above, all rights of such Foreign Guarantor against any Foreign Subsidiary Borrower or any Foreign Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.

F. Information. Each Foreign Guarantor assumes all responsibility for being and keeping itself informed of the financial condition and assets of each Foreign Subsidiary Borrower and each other Loan Party, and of all other circumstances bearing upon the risk of nonpayment of the Foreign Obligations and the nature, scope and extent of the risks that such Foreign Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise such Foreign Guarantor of information known to it or any of them regarding such circumstances or risks.

G. Maximum Liability. [Insert any legal limitations (including applicable maximum liability) applicable to the relevant Foreign Guarantor].

XI. Indemnity, Subrogation and Subordination

A. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Foreign Guarantors may have under applicable law (but subject to Section 3.03), each Foreign Subsidiary Borrower agrees that (a) in the event a payment shall be made by any Foreign Guarantor under this Agreement in respect of any Foreign Obligation of such Foreign Subsidiary Borrower, such Foreign Subsidiary Borrower shall indemnify such Foreign Guarantor for the full amount of such payment and such Foreign Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Foreign Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Foreign Subsidiary Borrower, such Foreign Subsidiary Borrower shall indemnify such Foreign Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

B. Contribution and Subrogation. Subject to the last sentence of this Section 3.02, each Foreign Guarantor (a “Contributing Guarantor”) agrees (subject to Section 3.03) that, in the event a payment shall be made by any Foreign Guarantor hereunder or assets of any Foreign Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Foreign Guarantor and such Foreign Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the applicable Foreign Subsidiary Borrower as provided in Section 3.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as applicable, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Foreign Guarantors on the date hereof (or, in the case of any Foreign Guarantor becoming a party hereto pursuant to Section 4.14, the date of the supplement hereto executed and delivered by such Foreign Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Guarantor under Section 3.01 to the extent of such payment.

C. Subordination.

1. Notwithstanding any provision of this Agreement to the contrary, all rights of the Foreign Guarantors under Sections 3.01 and 3.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Foreign Obligations. No failure on the part of any Foreign Subsidiary Borrower or any other Foreign Guarantor to make the payments required by Sections 3.01 and 3.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Foreign Guarantor with respect to its obligations hereunder, and each Foreign Guarantor shall remain liable for the full amount of the obligations of such Foreign Guarantor hereunder.

2. Each Foreign Guarantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Loan Party shall be fully subordinated to the indefeasible payment in full in cash of the Foreign Obligations.

XII.

Miscellaneous

A. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Foreign Guarantor shall be given to it in care of the U.S. Borrower, with such notice to be given as provided in Section 9.01 of the Credit Agreement.

B. Survival of Agreement. All covenants, agreements, representations and warranties made by the Foreign Guarantors in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and the issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Administrative Agent, the Collateral Agent or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid and so long as the Commitments have not expired or terminated.

C. Binding Effect; Several Agreement. This Agreement shall become effective as to any party to this Agreement when a counterpart hereof executed on behalf of such party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such party, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, except that no party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each party and may be amended, modified, supplemented, waived or released with respect to any party without the approval of any other party and without affecting the obligations of any other party hereunder.

D. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Foreign Guarantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns, except that other than as permitted under the Credit Agreement, no Borrower or any Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Collateral Agent and each Revolving Facility Lender (and any attempted assignment or transfer by a Borrower or any other Loan Party without such consent shall be null and void).

E. Collateral Agent’s Fees and Expenses; Indemnification.

1. The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.05 of the Credit Agreement.

2. Without limitation of its indemnification obligations under the other Loan Documents, each Foreign Guarantor, jointly and severally, agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section 9.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, (i) the execution, delivery or performance of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the Transactions and other transactions contemplated hereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee; and provided, further, that no Foreign Guarantor shall be obligated by this Agreement to indemnify any Indemnitee for any losses, claims, damages, liabilities or related expenses that arise of, in connection with or result from Obligations that are not Foreign Obligations.

3. Any such amounts payable as provided hereunder shall be additional Foreign Obligations. The provisions of this Section 4.05 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Foreign Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 4.05 shall be payable on written demand therefor.

F. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

G. Waivers; Amendment.

1. No failure or delay by the Applicable Agent, the Collateral Agent or any other Secured Party in exercising any right, power or remedy hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Administrative Agent, the Collateral Agent, and the other Secured Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Foreign Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 4.07, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, the Collateral Agent or any Lender may have had notice or knowledge of such Default or Event of Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

2. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Foreign Guarantor or Foreign Guarantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

H. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.08.

I. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

J. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 4.03. Delivery of an executed counterpart to this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually signed original.

K. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

L. Jurisdiction; Consent to Service of Process.

1. Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in the borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Foreign Guarantor, or its properties, in the courts of any jurisdiction.

2. Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

M. Termination or Release.

1. This Agreement and the guarantees made herein shall terminate when all the Foreign Obligations have been indefeasibly paid in full in cash, the Lenders have no further commitment to lend to any Foreign Subsidiary Borrower under the Credit Agreement have been terminated.

2. A Foreign Guarantor that is not a Foreign Subsidiary Borrower shall automatically be released from its obligations hereunder upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Foreign Guarantor ceases to be a subsidiary of Holdings; provided that the Lenders that are required by the Credit Agreement to consent to such transaction shall have consented to such transaction (to the extent such consent is required by the Credit Agreement) and the terms of such consent did not provide otherwise.

3. In connection with any termination or release pursuant to paragraph (a) or (b) of this Section 4.13, the Collateral Agent shall execute and deliver to any Foreign Guarantor, at such Foreign Guarantor’s expense, all documents that such Foreign Guarantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 4.13 shall be without recourse to or warranty by the Collateral Agent.

N. Additional Foreign Guarantors. Upon (i) the designation by the U.S. Borrower of any Foreign Subsidiary that is a Wholly Owned Subsidiary as a Foreign Subsidiary Borrower pursuant to Section 2.20 of the Credit Agreement or (ii) any Foreign Subsidiary Borrower creates or acquires a Wholly Owned Subsidiary that is a Foreign Subsidiary, such Foreign Subsidiary and each of its Wholly Owned Subsidiaries that is a Foreign Subsidiary (to the extent permitted by applicable law in the cause of clause (ii)) shall become a party to this Agreement. Upon execution and delivery by the Collateral Agent and such Foreign Subsidiary of an instrument in the form of Exhibit I, such Foreign Subsidiary shall become a Foreign Guarantor hereunder with the same force and effect as if originally named as a Foreign Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other party to this Agreement. The rights and obligations of each party to this Agreement shall remain in full force and effect notwithstanding the addition of any new party to this Agreement.

O. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Secured Party and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Secured Party or Affiliate to or for the credit or the account of any party to this Agreement against any of and all the obligations of such party now or hereafter existing under this Agreement owed to such Secured Party or any of its Affiliates, irrespective of whether or not such Secured Party or any of its Affiliates shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Secured Party and each of its Affiliates under this Section 4.15 are in addition to other rights and remedies (including other rights of set-off) that such Secured Party or any of its Affiliates may have.

P. Conversion of Currencies.

1. If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each Foreign Guarantor agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.

2. The obligations of each Foreign Guarantor in respect of any sum due to any Applicable Creditor shall, notwithstanding any judgment in a currency other than the Agreement Currency, be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, such Foreign Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss. The obligations of the Foreign Guarantors contained in this Section 4.16 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

3. This indemnity will constitute a Foreign Obligation separate and independent from the other Foreign Obligations contained in this Foreign Guarantee, will give rise to a separate and independent cause of action, will apply irrespective of any indulgence granted by any Agent or any other Secured Party and will continue in full force and effect notwithstanding any judgment or order in respect of any amount due hereunder or under any judgment or order.

Q. Taxes Payable by Foreign Guarantor. Except as otherwise provided in the Credit Agreement, all payments to be made by the Foreign Guarantor hereunder will be made free and clear of and without deduction for any taxes, levies, duties, fees, deductions, withholdings, restrictions or conditions of any nature whatsoever. If at any time any applicable law, regulation or international agreement requires the Foreign Guarantor to make any such deduction or withholding from any such payment, the sum due from the Foreign Guarantor with respect to such payment will be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Applicable Agent or the Collateral Agent, as applicable, receives an amount equal to the sum that it would have received had no deduction or withholding been required, except as otherwise provided by the Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Collateral Agent and each Foreign Subsidiary Guarantor have executed this Foreign Guarantee as of the day and year first above written.

BANK OF AMERICA, N.A., as Collateral Agent

By:
Name:
Title:

EACH FOREIGN SUBSIDIARY LISTED ON SCHEDULE I HERETO

By:
Name:
Title:

S-1

Schedule I

to the Foreign Guarantee

FOREIGN GUARANTORS

Exhibit I to the

Foreign Guarantee

SUPPLEMENT NO.     dated as of [            ], 20[    ] to the Foreign Guarantee dated as of [            ], 20[    ], among the Foreign Subsidiaries of NALCO HOLDINGS LLC identified therein and BANK OF AMERICA, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).

A. Reference is made to the Credit Agreement dated as of May 13, 2009 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among NALCO HOLDINGS LLC, a Delaware limited liability company (“Holdings”), NALCO COMPANY, a Delaware corporation (“Nalco” or the “U.S. Borrower”), the FOREIGN SUBSIDIARY BORROWERS from time to time party thereto (the “Foreign Subsidiary Borrowers” and, collectively with the U.S. Borrower, the “Borrowers”), the LENDERS party thereto from time to time, BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, BANC OF AMERICA SECURITIES LLC, DEUTSCHE BANK SECURITIES INC. and HSBC SECURITIES (USA) INC., as joint lead arrangers and joint book managers (in such capacity, the “Joint Lead Arrangers”).

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Foreign Guarantee.

C. The Foreign Guarantors have entered into the Foreign Guarantee in order to induce the Lenders to make Loans, available to Foreign Subsidiary Borrowers. Section 4.14 of the Foreign Guarantee provides that additional Foreign Subsidiaries of Holdings may become Foreign Guarantors under the Foreign Guarantee by execution and delivery of an instrument in the form of this Supplement. The undersigned Foreign Subsidiary of Holdings (the “New Foreign Subsidiary Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Foreign Guarantor under the Foreign Guarantee in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

Accordingly, the Collateral Agent and the New Foreign Subsidiary Guarantor agree as follows:

SECTION 1. In accordance with Section 4.14 of the Foreign Guarantee, the New Foreign Subsidiary Guarantor by its signature below becomes a Foreign Guarantor under the Foreign Guarantee with the same force and effect as if originally named therein as a Foreign Guarantor and the New Foreign Subsidiary Guarantor hereby (a) agrees to all the terms and provisions of the Foreign Guarantee applicable to it as a Foreign Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Foreign Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a “Foreign Guarantor” in the Foreign Guarantee shall be deemed to include the New Foreign Subsidiary Guarantor. The Foreign Guarantee is hereby incorporated herein by reference.

SECTION 2. The New Foreign Subsidiary Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart to this Supplement by facsimile or electronic transmission shall be as effective as delivery of a manually signed original. This Supplement shall become effective when (a) the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Foreign Subsidiary Guarantor and (b) the Collateral Agent has executed a counterpart hereof.

SECTION 4. Except as expressly supplemented. hereby, the Foreign Guarantee shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In the event any one or more of the provisions contained in this Supplement or in the Foreign Guarantee should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Foreign Guarantee shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Foreign Guarantee.

SECTION 8. The New Foreign Subsidiary Guarantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Collateral Agent

IN WITNESS WHEREOF, the New Foreign Subsidiary Guarantor and the Collateral Agent have duly executed this Supplement to the Foreign Guarantee as of the day and year first above written.

[Name of New Foreign Subsidiary]

By:
Name:
Title:
Address:

BANK OF AMERICA, N.A., as Collateral Agent

By:
Name:
Title:

EXHIBIT G-1

[FORM OF]

FOREIGN SUBSIDIARY BORROWER AGREEMENT

Bank of America, N.A.

as the Administrative Agent

for the Lenders referred to below

Bank of America Plaza

901 Main Street

Dallas, Texas 75202-3714

Attention: Nita Gerstung

Fax: (214) 290-9478

[Date]

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of May 13, 2009 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among NALCO HOLDINGS LLC, a Delaware limited liability company (“Holdings”), NALCO COMPANY, a Delaware corporation (“Nalco” or the “U.S. Borrower”), the FOREIGN SUBSIDIARY BORROWERS from time to time party thereto (the “Foreign Subsidiary Borrowers” and, collectively with the U.S. Borrower, the “Borrowers”), the LENDERS party thereto from time to time, BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, BANC OF AMERICA SECURITIES LLC, DEUTSCHE BANK SECURITIES INC. and HSBC SECURITIES (USA) INC. as joint lead arrangers and joint book managers (in such capacity, the “Joint Lead Arrangers”). Terms defined in the Credit Agreement are used herein with the same meanings.

Under the Credit Agreement, the Revolving Lenders have agreed, upon the terms and subject to the conditions set forth therein, to make Revolving Facility Loans to the Borrowers and each Issuing Bank has agreed to issue Letters of Credit for the account of the Borrowers. The U.S. Borrower and [            ] (the “New Foreign Subsidiary Borrower”) desire that the New Foreign Subsidiary Borrower become a Foreign Subsidiary Borrower to make Borrowings under the Revolving Facility and request Letters of Credit under the Revolving Facility. Each of U.S. Borrower and the New Foreign Subsidiary Borrower represent and warrant that (a) the representations and warranties set forth in Article III of the Credit Agreement to the extent related to the New Foreign Subsidiary Borrower and this Foreign Subsidiary Borrower Agreement (this “Agreement”) are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, (b) the New Foreign Subsidiary Borrower is a Wholly Owned Subsidiary, (c) Section 5.10(f) of the Credit Agreement has been complied with in respect of the New Foreign Subsidiary Borrower and its Wholly Owned Subsidiaries. The U.S. Borrower agrees that (a) the Obligations (as defined in the U.S. Collateral Agreement) of the New Foreign Subsidiary Borrower shall be entitled to the benefits of the U.S. Collateral Agreement and the U.S. Mortgages and (b) the Foreign Obligations (as defined in the Foreign Guarantee) shall be entitled to the benefits of the Foreign Guarantee, each Foreign Pledge Agreement, each Foreign Security Agreement and each Foreign Mortgage. Upon execution of this Agreement by each of the parties hereto, the

G-1-1

New Foreign Subsidiary Borrower shall become a party to the Credit Agreement and a “Foreign Subsidiary Borrower” and a “Borrower” thereunder for the purposes specified in the second sentence of this paragraph and for purposes of each other Loan Document, and the New Foreign Subsidiary Borrower hereby agrees to be bound by all provisions of the Credit Agreement.

This Agreement shall be construed in accordance with and governed by the laws of the State of New York. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract.

[Signature Page Follows]

G-1-2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized officers as of [                    ], 20[    ].

NALCO COMPANY

By:
Name:
Title:

[NEW FOREIGN SUBSIDIARY BORROWER]

By:
Name:
Title:

For purposes of consenting pursuant to

Section 2.20 of Credit Agreement to the

designation of the New Foreign Subsidiary

Borrower as a Foreign Subsidiary

Borrower:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

[ ], as a Lender

By:
Name:
Title:

G-1-3

EXHIBIT G-2

[FORM OF]

FOREIGN SUBSIDIARY BORROWER TERMINATION

Bank of America, N.A.,

as Administrative Agent

for the Lenders referred to below

Bank of America Plaza

901 Main Street

Dallas, Texas 75202-3714

Attention: Nita Gerstung

Fax: (214) 290-9478

[Date]

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of May 13, 2009 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among NALCO HOLDINGS LLC, a Delaware limited liability company (“Holdings”), NALCO COMPANY, a Delaware corporation (“Nalco” or the “U.S. Borrower”), the FOREIGN SUBSIDIARY BORROWERS from time to time party thereto (the “Foreign Subsidiary Borrowers” and, collectively with the U.S. Borrower, the “Borrowers”), the LENDERS party thereto from time to time, BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, BANC OF AMERICA SECURITIES LLC, DEUTSCHE BANK SECURITIES INC. and HSBC SECURITIES (USA) INC., as joint lead arrangers and joint book managers (in such capacity, the “Joint Lead Arrangers”). Terms defined in the Credit Agreement are used herein with the same meanings.

Pursuant to Section 2.20 of the Credit Agreement, the U.S. Borrower hereby terminates the status of [                    ] (the “Terminated Foreign Subsidiary Borrower”) as a Foreign Subsidiary Borrower under the Credit Agreement. The U.S. Borrower represents and warrants that (a) no Loans made to, or Letters of Credit issued for the account of, the Terminated Foreign Subsidiary Borrower are outstanding as of the date hereof, and (b) all amounts payable by the Terminated Foreign Subsidiary Borrower in respect of interest and/or fees (and, to the extent notified by the Administrative Agent, the Collateral Agent or any Lender, any other amounts payable under the Credit Agreement or any other Loan Document) pursuant to the Credit Agreement or any other Loan Document have been paid in full on or prior to the date hereof.

[Signature Page Follows]

G-2-1

Very truly yours,

NALCO COMPANY

By:
Name:
Title:

G-2-2

EXHIBIT H

RESERVE COSTS FOR MANDATORY COSTS RATE

1)	The Mandatory Cost (to the extent applicable) is an addition to the interest rate to compensate Lenders for the cost of compliance with:

a)	the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions);

b)	the requirements of the European Central Bank.

2)	On the first day of each Interest Period (or as soon as possible thereafter) the Administrative Agent shall calculate, as a percentage rate, a rate (the “Additional Cost Rate”) for each Lender, in accordance with the paragraphs set out below. The Mandatory Cost will be calculated by the Administrative Agent as a weighted average of the Lenders’ Additional Cost Rates (weighted in proportion to the percentage participation of each Lender in the relevant Loan) and will be expressed as a percentage rate per annum.

3)	The Additional Cost Rate for any Lender lending from a lending office in a Participating Member State will be the percentage notified by that Lender to the Administrative Agent. This percentage will be certified by such Lender in its notice to the Administrative Agent to be its reasonable determination of the cost (expressed as a percentage of such Lender’s participation in all Loans made from such lending office) of complying with the minimum reserve requirements of the European Central Bank in respect of Loans made from that lending office.

4)	The Additional Cost Rate for any Lender lending from a lending office in the United Kingdom will be calculated by the Administrative Agent as follows:

a)	in relation to any Loan in Sterling:

AB+C(B-D)+E x 0.01	per cent per annum
100-(A+C)

b)	in relation to any Loan in any currency other than Sterling:

E x 0.01	per cent per annum
300

Where:

“A”	is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Lender is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

“B”	is the percentage rate of interest (excluding the Applicable Rate, the Mandatory Cost and, if the Loan is overdue, the additional rate of interest specified in Section 2.13(c)) payable for the relevant Interest Period of such Loan.

“C”	is the percentage (if any) of Eligible Liabilities which that Lender is required from time to time to maintain as interest bearing Special Deposits with the Bank of England.

“D”	is the percentage rate per annum payable by the Bank of England to the Administrative Agent on interest bearing Special Deposits.

“E”	is designed to compensate Lenders for amounts payable under the Fees Rules and is calculated by the Administrative Agent as being the average of the most recent rates of charge supplied by the Lenders to the Administrative Agent pursuant to paragraph 7 below and expressed in pounds per £1,000,000.

5)	For the purposes of this Exhibit H:

a)	“Eligible Liabilities” and “Special Deposits” have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

b)	“Fees Rules” means the rules on periodic fees contained in the FSA Supervision Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;

c)	“Fee Tariffs” means the fee tariffs specified in the Fees Rules under the activity group A.1 Deposit acceptors (ignoring any minimum fee or zero rated fee required pursuant to the Fees Rules but taking into account any applicable discount rate); and

d)	“Tariff Base” has the meaning given to it in, and will be calculated in accordance with, the Fees Rules.

e)	Any reference to a provision of any statute, directive, order or regulation herein is a reference to that provision as amended or re-enacted from time to time. Capitalized terms used but not defined in this Exhibit H shall have the meanings ascribed to them in the Credit Agreement dated as of May 13, 2009 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among NALCO HOLDINGS LLC, a Delaware limited liability company, NALCO COMPANY, a Delaware corporation, the FOREIGN SUBSIDIARY BORROWERS from time to time party thereto, the LENDERS party thereto from time to time, BANK OF AMERICA, N.A., as administrative agent and as collateral agent for the Lenders, BANC OF AMERICA SECURITIES LLC, DEUTSCHE BANK SECURITIES INC. and HSBC SECURITIES (USA) INC., as joint lead arrangers and joint book managers.

6)	In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e. 5% will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded to four decimal places.

7)	If requested by the Administrative Agent, each Lender with a lending office in the United Kingdom or a Participating Member State shall, as soon as practicable after publication by the Financial Services Authority, supply to the Administrative Agent, the rate of charge payable by such Lender to the Financial Services Authority pursuant to the Fees Rules in respect of the relevant financial year of the Financial Services Authority (calculated for this purpose by such Lender as being the average of the Fee Tariffs applicable to such Lender for that financial year) and expressed in pounds per £1,000,000 of the Tariff Base of such Lender.

8)	Each Lender shall supply any information required by the Administrative Agent for the purpose of calculating its Additional Cost Rate. In particular, but without limitation, each Lender shall supply the following information in writing on or prior to the date on which it becomes a Lender:

a)	the jurisdiction of the lending office out of which it is making available its participation in the relevant Loan; and

b)	any other information that the Administrative Agent may reasonably require for such purpose.

Each Lender shall promptly notify the Administrative Agent in writing of any change to the information provided by it pursuant to this paragraph.

9)	The percentages of each Lender for the purpose of A and C above and the rates of charge of each Lender for the purpose of E above shall be determined by the Administrative Agent based upon the information supplied to it pursuant to paragraphs 7 and 8 above and on the assumption that, unless a Lender notifies the Administrative Agent to the contrary, each Lender’s obligations in relation to cash ratio deposits and Special Deposits are the same as those of a typical bank from its jurisdiction of incorporation with a lending office in the same jurisdiction as its lending office.

10)	The Administrative Agent shall have no liability to any Person if such determination results in an Additional Cost Rate which over- or under-compensates any Lender and shall be entitled to assume that the information provided by any Lender pursuant to paragraphs 3, 7 and 8 above is true and correct in all respects.

11)	The Administrative Agent shall distribute the additional amounts received as a result of the Mandatory Cost to the Lenders on the basis of the Additional Cost Rate for each Lender based on the information provided by each Lender pursuant to paragraphs 3, 7 and 8 above.

12)	Any determination by the Administrative Agent pursuant to this Schedule in relation to a formula, the Mandatory Cost, an Additional Cost Rate or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on all parties hereto.

13)	The Administrative Agent may from time to time, after consultation with the U.S. Borrower and the Lenders, determine and notify to all parties any amendments which are required to be made to this Schedule in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all parties hereto.

EXHIBIT I

[FORM OF]

FINANCIAL OFFICER’S CERTIFICATE

I, the undersigned, the [ ] of [NALCO COMPANY (the “U.S. Borrower”)] [NALCO HOLDINGS LLC (“Holdings”)], DO HEREBY CERTIFY on behalf of the [U.S. Borrower] [Holdings] that:

1. This Certificate is furnished pursuant to Section 4.02(m) of the Credit Agreement (as in effect on the date of this Certificate), dated as of May 13, 2009 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among NALCO HOLDINGS LLC, a Delaware limited liability company (“Holdings”), NALCO COMPANY, a Delaware corporation (“Nalco” or the “U.S. Borrower”), the FOREIGN SUBSIDIARY BORROWERS from time to time party thereto (the “Foreign Subsidiary Borrowers” and, collectively with the U.S. Borrower, the “Borrowers”), the LENDERS party thereto from time to time, BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, BANC OF AMERICA SECURITIES LLC, DEUTSCHE BANK SECURITIES INC. and HSBC SECURITIES (USA) INC., as joint lead arrangers and joint book managers (in such capacity, the “Joint Lead Arrangers”). Terms defined in the Credit Agreement are used herein with the same meanings.

2. Immediately after giving effect to the Transactions and immediately following the making of each Loan and after giving effect to the application of the proceeds of each Loan on the date hereof, (a) the fair value of the assets of the U.S. Borrower (individually) and Holdings and its Subsidiaries on a consolidated basis at a fair valuation, exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of the U.S. Borrower (individually) and Holdings and its Subsidiaries on a consolidated basis, respectively; (b) the present fair saleable value of the property of the U.S. Borrower (individually) and Holdings and its Subsidiaries on a consolidated basis is greater than the amount that will be required to pay the probable liability of the U.S. Borrower (individually) and Holdings and its Subsidiaries on a consolidated basis, respectively, on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the U.S. Borrower (individually) and Holdings and its Subsidiaries on a consolidated basis are able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the U.S. Borrower (individually) and Holdings and its Subsidiaries on a consolidated basis do not have unreasonably small capital with which to conduct the business in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Closing Date.

3. None of Holdings or the U.S. Borrower believe that it or any of its Subsidiaries will incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by it or any such subsidiary and the timing and amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such subsidiary.

4. The pro forma consolidated balance sheet (calculated at the most recently available balance sheet date) of the U.S. Borrower, after giving effect to the Transactions, accurately present the pro forma financial position of the U.S. Borrower and its Subsidiaries in accordance with GAAP.

[Signature Page Follows]

I-1

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of May, 2009.

NALCO HOLDINGS LLC

By:
Name:
Title:

NALCO COMPANY, as the U.S. Borrower

By:
Name:
Title:

I-2

EXHIBIT M

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:                     ,

To:	Bank of America, N.A.,
as Administrative Agent
Bank of America Plaza
901 Main Street
Dallas, Texas 75202-3714

Attention: Nita Gerstung
Fax: (214) 290-9478

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of May 13, 2009 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among NALCO HOLDINGS LLC, a Delaware limited liability company (“Holdings”), NALCO COMPANY, a Delaware corporation (“Nalco” or the “U.S. Borrower”), the FOREIGN SUBSIDIARY BORROWERS from time to time party thereto (the “Foreign Subsidiary Borrowers” and, collectively with the U.S. Borrower, the “Borrowers”), the LENDERS party thereto from time to time, BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, BANC OF AMERICA SECURITIES LLC, DEUTSCHE BANK SECURITIES INC. and HSBC SECURITIES (USA) INC., as joint lead arrangers and joint book managers (in such capacity, the “Joint Lead Arrangers”).

The undersigned Financial Officer hereby certifies as of the date hereof that he/she is the                                                   of Holdings, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the U.S. Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 5.04(a) of the Credit Agreement for the fiscal year of Holdings ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

Attached hereto as Schedule 1 are the unaudited financial statements required by Section 5.04(b) of the Credit Agreement for the fiscal quarter of the U.S. Borrower ended as of the above date. Such consolidated financial statements fairly present the financial condition, results of operations and cash flows of the U.S. Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

J-1-1

The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the U.S. Borrower during the accounting period covered by the attached financial statements.

A review of the activities of the U.S. Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the U.S. Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned during such fiscal period, the U.S. Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

—or—

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

1. The representations and warranties of the U.S. Borrower contained in Article III of the Credit Agreement and all representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in Section 3.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 5.04 of the Credit Agreement, including the statements in connection with which this Compliance Certificate is delivered.

2. The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                         ,         .

Nalco Company

By:
Name:
Title:

J-1-2

For the Year ended                             ,          (“Statement Date”)

SCHEDULE 2

to the Compliance Certificate

($ in 000’s)

I.	Section 6.10 - Capital Expenditures[13]:

A. Additions to property:	$	______

B. Additions to plant:	$	______

C. Additions to equipment:	$	______

D. Items similar, to those in Lines I.A-I.C and reflected in the statement of cash flows:	$	______

E. Capital Expenditures[14] (Line I.A+I.B+I.C+I.D):	$	______

[13]	Only needs to be completed with annual financials delivery.
[14]

Capital Expenditures shall not include: (a) expenditures to the extent they are made with funds that would have constituted Net Proceeds under clause (a) of the definition of the term “Net Proceeds” (but that will not constitute Net Proceeds as a result of the first proviso to such clause (a)), (b) expenditures of proceeds of insurance settlements, condemnation awards and other settlements in respect of lost, destroyed, damaged or condemned assets, equipment or other property to the extent such expenditures are made to replace or repair such lost, destroyed, damaged or condemned assets, equipment or other property or otherwise to acquire, maintain, develop, construct, improve, upgrade or repair assets or properties useful in the business of the U.S. Borrower and the Subsidiaries within 12 months of receipt of such proceeds, (c) interest capitalized during such period, (d) expenditures that are accounted for as capital expenditures of such person and that actually are paid for by a third party (excluding Holdings or any Subsidiary thereof) and for which neither Holdings nor any Subsidiary thereof has provided or is required to provide or incur, directly or indirectly, any consideration or obligation to such third party or any other person (whether before, during or after such period), (e) the book value of any asset owned by such person prior to or during such period to the extent that such book value is included as a capital expenditure during such period as a result of such person reusing or beginning to reuse such asset during such period without a corresponding expenditure actually having been made in such period, provided that (i) any expenditure necessary in order to permit such asset to be reused shall be included as a Capital Expenditure during the period that such expenditure actually is made and (ii) such book value shall have been included in Capital Expenditures when such asset was originally acquired, (f) the purchase price of equipment purchased during such period to the extent the consideration therefor consists of any combination of (i) used or surplus equipment traded in at the time of such purchase and (ii) the proceeds of a concurrent sale of used or surplus equipment, in each case, in the ordinary course of business, (g) Investments in respect of a Permitted Business Acquisition, or (h) the purchase price of equipment that is purchased substantially contemporaneously with the trade-in of existing equipment to the extent that the gross amount of such

Footnote continued on next page.

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Maximum permitted:

Fiscal Year	Amount
2009	$130,000,000
2010	$150,000,000
2011	$150,000,000
2012	$165,000,000
2013	$165,000,000
2014	$165,000,000
2015	$165,000,000

Footnote continued from Previous page.

purchase price is reduced by the credit granted by the seller of such equipment for the equipment being traded in at such time.

J-1-4

II.	Section 6.11 – Interest Coverage Ratio:

A.	EBITDA

1. Consolidated Net Income[15] for such period a. Net Income:	$	______

b.      Any net after-tax extraordinary or nonrecurring gains or losses or income or expenses (less all fees and expenses relating thereto), including, without limitation, any severance expenses and fees, expenses or charges related to any offering of Equity Interests of Holdings, any Investment, acquisition or Indebtedness permitted to be incurred hereunder (in each case whether or not successful), including any such fees, expenses or charges related to the Transactions; provided that, with respect to each nonrecurring item, Holdings shall have delivered to the Administrative Agent an officers’ certificate specifying and quantifying such item and stating that such item is a nonrecurring item:

	$	______

c. Any net after-tax income or loss from discontinued operations:	$	______

d. Any net after-tax gain or loss on disposal of discontinued operations:	$	______

e.      Any net after-tax gain or loss (less all fees and expenses or charges relating thereto) attributable to business dispositions or asset dispositions other than in the ordinary course of business (as determined in good faith by the Board of Directors of Holdings):

	$	______

f. Any net after-tax income or loss (less all fees and expenses or charges relating thereto) attributable to the early extinguishment of indebtedness:	$	______

g.      Net Income of any person that is not a subsidiary of such person, or that is accounted for by the equity method of accounting only to the extent of the amount of dividends or distributions or other payments paid in cash (or to the extent converted into cash) to the referent person or a subsidiary thereof:

	$	______

[15]	Consolidated Net Income for such period shall not include the cumulative effect of a change in accounting principles during such period.

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h. Ordinary course dividend distribution or other payment in cash received from any person in excess of the amounts included in Line II.A.1.g:	$	______

i.       Declaration or payment of dividends or similar distribution by a subsidiary of its Net Income that is not at the date of determination permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to that subsidiary or its stockholders, unless such restriction with respect to the payment of dividends or in similar distributions has been legally waived (provided that the net loss of any such subsidiary shall be included):

	$	______

j.       The amount equal to the Tax Distributions actually made to the holders of capital stock of Holdings in respect of the net taxable income allocated by such person to such holders (to be included as though such amounts had been paid as income taxes directly by such person for such period):

	$	______

k.      Any increase in amortization or depreciation or any one-time noncash charges (such as purchased in-process research and development or capitalized manufacturing profit in inventory) resulting from purchase accounting in connection with any acquisition that is consummated after the Closing Date:

	$	______

l. Consolidated Net Income (Line I.A.1.a-b-c-d-e-f+g+h-i+j-k):	$	______

2.      Taxes based on income, profits or capital for such period, including, without limitation, state, franchise and similar taxes (such as the Texas franchise tax and the Michigan Single Business Tax) (including any Tax Distributions taken into account in calculating Consolidated Net Income):

	$	______

3. Interest Expense for such period (net of interest income for such period):	$	______

4. Depreciation and amortization expenses for such period:	$	______

5.      Business optimization expenses and other restructuring charges (provided that with respect to each business optimization expense or other restructuring charge, Holdings shall have delivered to the Administrative Agent an officer’s certificate specifying and quantifying

J-1-6

         such expense or charge and stating that such expense or charge and stating that such expense or charge is a business optimization expense or other restructuring charge, as the case may be; provided that such business optimization expenses and other restructuring charges, together with any Pro Forma Adjustments, shall not exceed $25.0 million in any four quarter period for which EBITDA is calculated):

	$	______

6.      Any other noncash charges (but excluding any such charge which requires an accrual of, or a cash reserve for, anticipated cash charges for any future period); provided that, for purposes of this calculation, any noncash charges or losses shall be treated as cash charges or losses in any subsequent period during which cash disbursements attributable thereto are made:

	$	______

7.      Income attributable to minority equity interests of third parties in any non-Wholly Owned Subsidiary in such period or any prior period, except to the extent of dividends declared or paid on Equity Interests held by third parties:

	$	______

8.      The amount of any profit sharing expense to the extent a corresponding amount is received in cash by the U.S. Borrower under the Reimbursement Agreement (it being understood that if the amounts received in cash under the Reimbursement Agreement in any period exceed the amount of profit sharing expense in respect of such period, such excess amounts received may be carried forward and applied against profit sharing expense in future periods):

	$	______

9. Noncash portion of “straight-line” rent expense:	$	______

10. Loss attributable to the minority equity interests of third parties in any non-Wholly Owned Subsidiary:	$	______

11.    Noncash items increasing Consolidated Net Income of Holdings and the Subsidiaries for such period (but excluding any such items (A) in respect of which cash was received in a prior period or will be received in a future period or (B) which represent the reversal of any accrual of, or cash reserve for, anticipated cash charges in any prior period):

	$	______

12. Cash portion of “straight-line” rent expense which exceeds the amount expensed in respect of such rent expense:	$	______

13. EBITDA (Lines II.A.1+2+3+4+5+6+7+8+9-10-11-12) for Subject Period:	$	______

B.	Cash Interest Expense

1.	Interest Expense:

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a.      Gross interest expense[16] including: (i) the amortization of debt discounts, (ii) the amortization of all fees (including fees with respect to Swap Agreements) payable in connection with the incurrence of Indebtedness to the extent included in interest expense, (iii) the portion of any payments or accruals with respect to Capital Lease Obligations allocable to interest expense and (iv) commissions, discounts, yield and other fees and charges incurred in connection with any Permitted Receivables Financing which are payable to any person other than Holdings, the U.S. Borrower or a Subsidiary Loan Party:

	$	______

b. Capitalized interest:	$	______

c. Interest Expense (Lines II.B.1.a+b):	$	______

2. Pay-in-kind Interest Expense or other noncash Interest Expense (including as a result of the effects of purchase accounting):	$	______

3. To the extent included in Interest Expense, the amortization of any financing fees, including such fees paid in connection with the Transactions:	$	______

4. Amortization of debt discounts, if any, or fees in respect of Swap Agreements:	$	______

5.      Cash interest income for such period; provided that Cash Interest Expense shall exclude any one-time financing fees paid in connection with the Transactions or any amendment of this Agreement or upon entering into a Permitted Receivables Financing:

	$	______

6. Cash Interest Expense (Lines II.B.1-2-3-4-5) for such period:	$	______

C. Interest Coverage Ratio (Line II.A.13 ÷ Line II.B.6) for such period:		____ to 1

Minimum permitted: Period	Ratio
June 30, 2009 - September 30, 2009	2.15 to 1.00

[16]	Gross interest expense shall be determined after giving effect to any net payments made or received and costs incurred by Holdings and the Subsidiaries with respect to Swap Agreements.

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October 1, 2010 - September 30, 2011	2.40 to 1.00
October 1, 2011 - Term Loan Maturity Date	2.65 to 1.00

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III. Section 6.12 – Total Leverage Ratio:

A. Consolidated Net Debt on such date

1. Consolidated Debt on such date a. Indebtedness consisting of Capital Lease Obligations, Indebtedness for borrowed money (other than letters of credit to the extent undrawn):	$	______

b. Indebtedness in respect of the deferred purchase price of property or services of Holdings and its Subsidiaries determined on a consolidated basis:	$	______

c. Any Receivables Net Investment:	$	______

d. Consolidated Debt (Line III.A.1.a+b+c):	$	______

2. Unrestricted cash or marketable securities (determined in accordance with GAAP):	$	______

3. Consolidated Net Debt (Line III.A.1-2) on such date:	$	______

B. EBITDA for such period (Line II.A.13 above):	$	______

C. Total Leverage Ratio (Line III.A ÷ Line III.B) for subject period:		____ to 1

Maximum permitted:

Period	Ratio
June 30, 2009 - September 30, 2009	5.00 to 1.00
October 1, 2009 - September 30, 2010	4.75 to 1.00
October 1, 2010 - September 30, 2011	4.50 to 1.00
October 1, 2011 - September 30, 2012	4.00 to 1.00
October 1, 2012 - Term Loan Maturity Date	3.50 to 1.00

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IV.	Section 6.13 – Secured Leverage Ratio:

A.     Consolidated Net Debt (Line III.A.3 above) outstanding at such date that consists of Indebtedness that in each case is then secured by Liens on any property or assets of Holdings or its Subsidiaries

	$	______

B. EBITDA for such period (Line II.A.13 above):	$	______

C. Secured Leverage Ratio (Line IV.A ÷ Line IV.B) for subject period:		____ to 1

Period	Ratio
June 30, 2009 - September 30, 2009	2.25 to 1.00
October 1, 2009 - September 30, 2010	2.00 to 1.00
October 1, 2010 - September 30, 2011	1.85 to 1.00
October 1, 2011 - Term Loan Maturity Date	1.60 to 1.00

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V.	Excess Cash Flow:

A. EBITDA for such Excess Cash Flow Period (Line II.A.13 above):	$	______

B. Debt Service for such Excess Cash Flow Period:

1. Cash Interest Expense (Line II.B.6 above):	$	______

2. Scheduled principal amortization (including, without limitation, at final maturity) of Consolidated Debt for such period:	$	______

3. Debt Service (Line V.B.1+2):	$	______

C.     Any voluntary prepayments of Term Loans during such Excess Cash Flow Period, any permanent voluntary reductions during such Excess Cash Flow Period of Revolving Facility Commitments to the extent that an equal amount of Revolving Facility Loans was simultaneously repaid and any voluntary prepayment permitted under the Credit Agreement of term Indebtedness (including, without limitations, the Existing Notes and/or Finance Notes) during such Excess Cash Flow Period to the extent not financed, or intended to be financed, using the proceeds of the incurrence of Indebtedness or the issuance of Equity Interests of, or capital contribution to, Holdings, or the proceeds of a sale, transfer or disposition of assets (except to the extent, and only to the extent, that such sale, transfer or disposition resulted in an increase to EBITDA), so long as the amount of such prepayment is not already reflected in Debt Service:

	$	______

D.     Capital Expenditures on a consolidated basis during such Excess Cash Flow Period (excluding Capital Expenditures made in such Excess Cash Flow Period where a certificate in the form referred to in Line V.E was previously delivered) that are paid in cash, and the aggregate consideration paid in cash during such Excess Cash Flow Period in respect of Permitted Business Acquisitions and other Investments permitted under the Credit Agreement (less any amounts received in respect thereof as return of capital):

	$	______

E.     Capital Expenditures that Holdings or any Subsidiary shall, during such Excess Cash Flow Period, become obligated to be made but that are not made (provided that Holdings shall deliver a certificate to the Administrative Agent not later than 90 days after the end of such period, signed by a Responsible Officer of Holdings and certifying that such Capital Expenditures and the delivery of related equipment will be made in the following period):

	$	______

F.      Taxes paid in cash on a consolidated basis during such Excess Cash Flow Period or that will be paid within six months after the close of such Excess Cash Flow Period (provided that any amount so deducted that will be paid after the close of such period shall not be deducted again in a subsequent Excess Cash Flow Period) and for which reserves

J-1-12

have been established, including income tax expense and withholding tax expense incurred in connection with cross-border transactions involving Foreign Subsidiaries:	$	______

G. An amount equal to any increase in Working Capital of Holdings and its Subsidiaries for such Excess Cash Flow Period:	$	______

H. Cash expenditures made in respect of Swap Agreements during such Excess Cash Flow Period, to the extent not reflected in the computation of EBITDA or Interest Expense:	$	______

I.       Permitted dividends or distributions or repurchases of its Equity Interests paid in cash by Holdings during such Excess Cash Flow Period and permitted dividends paid by the U.S. Borrower or by any Subsidiary to any person other than Holdings, the U.S. Borrower or any of the Subsidiaries during such Excess Cash Flow Period, in each case in accordance with Section 6.06 (other than 6.06(b)(i) and 6.06(j) (except, in the case of clauses (ii) and (iii) in such Section 6.06(j), to the extent, and only to the extent, that a sale, transfer or disposition discussed therein resulted in an increase to EBITDA)):

	$	______

J.      Amounts paid in cash during such Excess Cash Flow Period on account of (x) items that were accounted for as noncash reductions of Net Income in determining Consolidated Net Income or as noncash reductions of Consolidated Net Income in determining EBITDA of Holdings and its Subsidiaries in a prior Excess Cash Flow Period and (y) reserves or accruals established in purchase accounting:

	$	______

K.     The amount related to items that were added to or not deducted from Net Income in calculating Consolidated Net Income or were added to or not deducted from Consolidated Net Income in calculating EBITDA to the extent such items represented a cash payment (which had not reduced Excess Cash Flow upon the accrual thereof in a prior Excess Cash Flow Period), or an accrual for a cash payment, by Holdings and its Subsidiaries or did not represent cash received by Holdings and its Subsidiaries, in each case on a consolidated basis during such Excess Cash Flow Period:

	$	______

L.     Tax Distributions which are paid during the respective Excess Cash Flow Period or will be paid within six months after the close of such Excess Cash Flow Period (as reasonably determined in good faith by Holdings), provided that to the extent such Tax Distributions are not actually paid within such six month period such amounts shall be added to Excess Cash Flow the next succeeding period:

	$	______

M. An amount equal to any decrease in Working Capital for such Excess Cash Flow Period:	$	______

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N.     All proceeds received during such Excess Cash Flow Period of Capital Lease Obligations, purchase money Indebtedness, Sale and Lease-Back Transactions pursuant to Section 6.03 and any other Indebtedness, in each case to the extent used to finance any Capital Expenditure or Permitted Business Acquisition (other than Indebtedness under the Credit Agreement to the extent there is no corresponding deduction to Excess Cash Flow in respect of the use of such Borrowings):

	$	______

O.     All amounts referred to in Line V.D above to the extent funded with the proceeds of the issuance of Equity Interests of, or capital contributions to, Holdings after the Closing Date (to the extent not previously used to prepay Indebtedness (other than Revolving Facility Loans or Swingline Loans), make any investment or capital expenditure or otherwise for any purpose resulting in a deduction to Excess Cash Flow in any prior Excess Cash Flow Period) or any amount that would have constituted Net Proceeds under clause (a) of the definition of the term “Net Proceeds” if not so spent, in each case to the extent there is a corresponding deduction from Excess Cash Flow above:

	$	______

P.      To the extent any permitted Capital Expenditures and the corresponding delivery of equipment referred to in Line V.E above do not occur in the Excess Cash Flow Period of Holdings, specified in the certificate of Holdings provided pursuant to clause (d) of the definition of the term “Excess Cash Flow,” the amount of such Capital Expenditures that were not so made in the Excess Cash Flow Period of Holdings specified in such certificates:

	$	______

Q.     Cash payments received in respect of Swap Agreements during such Excess Cash Flow Period to the extent (i) not included in the computation of EBITDA or (ii) such payments do not reduce Cash Interest Expense:

	$	______

R. Any extraordinary or nonrecurring gain realized in cash during such Excess Cash Flow Period (except to the extent such gains consist of Net Proceeds subject to Section 2.11(c)):	$	______

S. To the extent deducted in the computation of EBITDA, cash interest income:	$	______

T.     The amount related to items that were deducted from or not added to Net Income in connection with calculating Consolidated Net Income or were deducted from or not added to Consolidated Net Income in calculating EBITDA to the extent either (x) such items represented cash received by Holdings or any Subsidiary or (y) does not represent cash paid by Holdings or any Subsidiary, in each case on a consolidated basis during such Excess Cash Flow Period:

	$	______

U. Excess Cash Flow for subject period (Line V.A-B-C-D-E-F-G-H-I-J-K-L+M+N+O+P+Q+R+S+T):	$	______

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EXHIBIT N

INTERCREDITOR AGREEMENT

by and between

CITICORP NORTH AMERICA, INC.,

as 2003 Credit Agent,

and

BANK OF AMERICA, N.A.,

as 2009 Credit Agent

Dated as of May 13, 2009

979721

TABLE OF CONTENTS

		Page
	ARTICLE 1. DEFINITIONS

Section 1.1.	UCC Definitions	2
Section 1.2.	Other Definitions	2
Section 1.3.	Rules of Construction	11

	ARTICLE 2.

	LIEN PRIORITY
Section 2.1.	Pari Passu Liens	11
Section 2.2.	Waiver of Right to Contest Liens	12
Section 2.3.	Exercise of Rights	12
Section 2.4.	No New Liens	14

	ARTICLE 3.

	ACTIONS OF THE PARTIES
Section 3.1.	Certain Actions Permitted	14
Section 3.2.	Secured Party Representative; Gratuitous Bailee	14
Section 3.3.	Sharing of Information and Access	14
Section 3.4.	Insurance	15
Section 3.5.	No Additional Rights for the Credit Parties Hereunder	15

	ARTICLE 4. APPLICATION OF PROCEEDS
Section 4.1.	Application of Proceeds	16
Section 4.2.	Specific Performance	17

	ARTICLE 5.

	INTERCREDITOR ACKNOWLEDGMENTS AND WAIVERS
Section 5.1.	Modifications to Secured Debt Documents	17
Section 5.2.	Reinstatement and Continuation of Agreement	18

-i-

-ii-

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT (as amended, supplemented or otherwise modified from time to time pursuant to the terms hereof, this “Agreement”) is entered into as of May 13, 2009 between CITICORP NORTH AMERICA, INC., in its capacity as collateral agent (together with its successors and assigns in such capacity, the “2003 Credit Agent”) for the lenders party from time to time to the 2003 Credit Agreement referred to below (such lenders, together with their successors, assigns and transferees, the “2003 Lenders” and, together with affiliates thereof or other Persons in their capacity as 2003 Bank Products Affiliates, 2003 Swap Parties or 2003 Foreign Debt Lenders (in each case, as hereinafter defined), the “2003 Creditors”), and BANK OF AMERICA, N.A., in its capacity as collateral agent (together with its successors and assigns in such capacity, the “2009 Credit Agent”) for the lenders party from time to time to the 2009 Credit Agreement referred to below (such lenders, together with their successors, assigns and transferees, the “2009 Lenders” and, together with affiliates thereof or other Persons in their capacity as 2009 Bank Products Affiliates, 2009 Swap Parties or 2009 Foreign Debt Lenders (in each case, as herein defined), the “2009 Creditors”). Capitalized terms used herein without other definition are used as defined in Article 1 hereof.

RECITALS

A. Pursuant to that certain Credit Agreement dated as of November 4, 2003, as amended through the date hereof, by and among Nalco Holdings LLC, a Delaware limited liability company (“Holdings”), Nalco Company, a Delaware corporation (the “Borrower”), the foreign subsidiary borrowers from time to time party thereto, the 2003 Lenders and the 2003 Credit Agent (as such agreement may be further amended, supplemented, restated or otherwise modified from time to time, and as more particularly defined herein, the “2003 Credit Agreement”), the 2003 Lenders agreed to make certain loans and other financial accommodations to or for the benefit of the Borrower and each foreign subsidiary borrower party thereto.

B. Pursuant to certain guaranty agreements and security agreements dated as of November 4, 2003 (together, the “2003 Guaranties”) by the 2003 Guarantors in favor of the 2003 Credit Agent, the 2003 Guarantors have agreed to guarantee the payment and performance of certain obligations of one or more of the Borrower under the 2003 Credit Documents, as more particularly provided therein.

C. As a condition to the effectiveness of the 2003 Credit Agreement and to secure the obligations of the Borrower, the 2003 Guarantors and, to the extent provided for in the 2003 Collateral Documents, Foreign Subsidiaries (the Borrower, the 2003 Guarantors, such Foreign Subsidiaries and each other Subsidiary of Holdings that is now or hereafter becomes a party to any 2003 Credit Document, together, the “2003 Credit Parties”) under and in connection with the 2003 Credit Documents, the 2003 Credit Parties have granted to the 2003 Credit Agent (for the benefit of the 2003 Creditors) Liens on the Shared Collateral, as more particularly provided therein.

D. Pursuant to that certain Credit Agreement dated as of the date hereof, by and among Holdings, the Borrower, the foreign subsidiary borrowers from time to time party thereto, the 2009 Lenders and the 2009 Credit Agent (as such agreement may be amended, supplemented, restated or otherwise modified from time to time, and as more particularly defined herein, the “2009 Credit Agreement”), the 2009 Lenders agreed to make certain loans and other financial accommodations to or for the benefit of the 2009 Borrowers.

E. Pursuant to certain guaranty agreements and security agreements dated as of the date hereof (together, the “2009 Guaranties”) by the 2009 Guarantors in favor of the 2009 Credit Agent,

the 2009 Guarantors have agreed to guarantee the payment and performance of the Borrower’s obligations under the 2009 Credit Documents, as more particularly provided therein.

F. As a condition to the effectiveness of the 2009 Credit Agreement and to secure the obligations of the Borrower, the 2009 Guarantors and, to the extent provided for in the 2009 Collateral Documents, Foreign Subsidiaries (the Borrower, the 2009 Guarantors, such Foreign Subsidiaries and each other Subsidiary of Holdings that is now or hereafter becomes a party to any 2009 Credit Document, together, the “2009 Credit Parties”) under and in connection with the 2009 Credit Documents, the 2009 Credit Parties have granted to the 2009 Credit Agent (for the benefit of the 2009 Creditors) Liens on the Collateral, as more particularly provided therein.

G. Each of the 2003 Credit Agent (on behalf of the 2003 Creditors) and the 2009 Credit Agent (on behalf of the 2009 Creditors) acknowledges that this Agreement does not affect or limit the rights of the 2009 Creditors with respect to 2009 Facility Foreign Collateral, which does not constitute Shared Collateral.

H. Each of the 2003 Credit Agent (on behalf of the 2003 Creditors) and the 2009 Credit Agent (on behalf of the 2009 Creditors) and, by their acknowledgment hereof, the 2003 Credit Parties and the 2009 Credit Parties desire to agree to the relative priority of Liens on the Shared Collateral and certain other rights, priorities and interests as provided herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1.

DEFINITIONS

Section 1.1. UCC Definitions

The following terms which are defined in the Uniform Commercial Code are used herein as so defined: Accounts, Chattel Paper, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Financial Assets, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Money, Payment Intangibles, Promissory Notes, Records, Securities Accounts, Security, Security Entitlements, Supporting Obligations, and Tangible Chattel Paper.

Section 1.2. Other Definitions

As used in this Agreement, the following terms shall have the meanings set forth below:

“2003 Bank Products Affiliate” shall mean any 2003 Lender or any Affiliate of any 2003 Lender that has entered into a Bank Products Agreement with a Credit Party with the obligations of such Credit Party thereunder being secured by one or more 2003 Collateral Documents.

“2003 Collateral Documents” shall mean all “Security Documents” as defined in the 2003 Credit Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with any 2003 Credit Agreement, in each case as the same may be amended, modified or supplemented from time to time.

“2003 Credit Agent” shall have the meaning assigned thereto in the Preamble hereto and shall include any successor thereto as well as any Person designated as the “Agent” or “Collateral Agent” under the 2003 Credit Agreement.

“2003 Credit Agreement” shall have the meaning assigned thereto in the Recitals hereto.

“2003 Credit Documents” shall mean the 2003 Credit Agreement, the 2003 Guaranties, the 2003 Collateral Documents, any Bank Product Agreements between any 2003 Credit Party and any 2003 Bank Products Affiliate, any Swap Agreements between any 2003 Credit Party, any 2003 Swap Party and any instrument governing Secured Foreign Indebtedness between any 2003 Credit Party and any 2003 Foreign Debt Lender, those other ancillary agreements as to which the 2003 Credit Agent or any 2003 Creditor is a party or a beneficiary and all other agreements, instruments, documents and certificates now or hereafter executed by or on behalf of any 2003 Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the 2003 Credit Agent, in connection with any of the foregoing or the 2003 Credit Agreement, in each case as the same may be amended, modified or supplemented from time to time.

“2003 Credit Parties” shall have the meaning assigned thereto in the Recitals hereto.

“2003 Creditors” shall have the meaning assigned thereto in the Preamble hereto and shall include all 2003 Bank Products Affiliates, 2003 Swap Parties and 2003 Foreign Debt Lenders and all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Lender” under the 2003 Credit Agreement.

“2003 Foreign Debt Lender” shall mean any 2003 Lender or an Affiliate of a 2003 Lender that is a counterparty to an instrument governing any Secured Foreign Indebtedness with a 2003 Credit Party.

“2003 Guaranties” shall have the meaning assigned thereto in the Recitals hereto.

“2003 Guarantors” shall mean, collectively, Holdings and each Subsidiary of Holdings that at any time is a guarantor under any of the 2003 Guaranties.

“2003 Lenders” shall have the meaning assigned thereto in the Preamble hereto.

“2003 Obligations” shall mean all obligations of every nature of each 2003 Credit Party from time to time owed to the 2003 Credit Agent, the 2003 Lenders or any of them, any 2003 Bank Products Affiliates, any 2003 Swap Party or any 2003 Foreign Debt Lender, under any 2003 Credit Document, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such 2003 Credit Party, would have accrued on any 2003 Obligation, whether or not a claim is allowed against such 2003 Credit Party for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under letters of credit, payments for early termination of Swap Agreements, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the 2003 Credit Documents, as amended, restated or modified from time to time; provided that the aggregate principal amount of Indebtedness outstanding under the 2003 Credit Agreement shall not be greater than the amount permitted therefor under the 2009 Credit Agreement; provided further that in no event shall the 2009 Credit Documents be modified in a manner (whether as a modification of an existing agreement or through a replacement or a refinancing) that reduces the amount of 2003 Obligations allowed thereunder.

“2003 Secured Parties” shall mean the 2003 Credit Agent and the 2003 Creditors.

“2003 Swap Party” shall mean any 2003 Lender or any Affiliate of any 2003 Lender, in each case that has entered into a Swap Agreement with a Credit Party with the obligations of such Credit Party thereunder being secured by one or more 2003 Collateral Documents.

“2003 U.S. Guarantee and Collateral Agreement” shall mean the U.S. Guarantee and Collateral Agreement dated and effective as of November 4, 2003 among Holdings, the Borrower, each domestic Subsidiary of Holdings identified therein and the 2003 Credit Agent, as Collateral Agent, as the same may be amended, modified or supplemented from time to time.

“2009 Bank Products Affiliate” shall mean any 2009 Lender or any Affiliate of any 2009 Lender that has entered into a Bank Products Agreement with a Credit Party with the obligations of such Credit Party thereunder being secured by one or more 2009 Collateral Documents.

“2009 Borrowers” shall mean the Borrower and any 2009 Facility Foreign Borrowers in their capacity as borrowers under the 2009 Credit Agreement.

“2009 Collateral Documents” shall mean all “U.S. Security Documents” as defined in the 2009 Credit Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with the 2009 Credit Agreement, in each case as the same may be amended, modified or supplemented from time to time.

“2009 Credit Agent” shall have the meaning assigned thereto in the Preamble hereto and shall include any successor thereto as well as any Person designated as the “Agent” or “Collateral Agent” under the 2009 Credit Agreement.

“2009 Credit Agreement” shall have the meaning assigned thereto in the Recitals hereto, together with any other agreement extending the maturity of, amending, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the 2009 Obligations, whether by the same or any other agent, lender or group of lenders and whether or not increasing the amount of any Indebtedness that may be incurred thereunder.

“2009 Credit Documents” shall mean the 2009 Credit Agreement, the 2009 Guaranties, the 2009 Collateral Documents, any Bank Product Agreements between any 2009 Credit Party and any 2009 Bank Products Affiliate, any Swap Agreements between any 2009 Credit Party and any 2009 Swap Party, any instrument governing Secured Foreign Indebtedness between any 2009 Credit Party and any 2009 Foreign Debt Lender, those other ancillary agreements as to which the 2009 Credit Agent or any 2009 Creditor is a party or a beneficiary and all other agreements, instruments, documents and certificates now or hereafter executed by or on behalf of any 2009 Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the 2009 Credit Agent, in connection with any of the foregoing or the 2009 Credit Agreement, in each case as the same may be amended, modified or supplemented from time to time.

“2009 Credit Parties” shall have the meaning assigned thereto in the Recitals hereto.

“2009 Creditors” shall have the meaning assigned thereto in the Preamble hereto and shall include all 2009 Bank Product Affiliates, 2009 Swap Parties and 2009 Foreign Debt Lenders and all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Lender” under the 2009 Credit Agreement.

“2009 Facility Foreign Borrower” shall mean any Foreign Subsidiary of the Borrower in its capacity as a borrower under the 2009 Credit Agreement.

“2009 Facility Foreign Collateral” shall mean all Property now owned or hereafter acquired by any 2009 Facility Foreign Borrower, or any 2009 Guarantor that is a Foreign Subsidiary, in or upon which a Lien is granted or purported to be granted to the 2009 Credit Agent under any of the 2009 Collateral Documents to secure 2009 Obligations of any 2009 Facility Foreign Borrower or any 2009 Guaranty thereof, together with all rents, issues, profits, products and Proceeds thereof.

“2009 Foreign Debt Lender” shall mean any 2009 Lender or an Affiliate of a 2009 Lender that is a counterparty to an instrument governing any Secured Foreign Indebtedness with a 2009 Credit Party.

“2009 Guaranties” shall have the meaning assigned thereto in the Recitals hereto.

“2009 Guarantors” shall mean the collective reference to Holdings and each Subsidiary of Holdings that at any time is a guarantor under any of the 2009 Guaranties.

“2009 Lenders” shall have the meaning assigned thereto in the Preamble hereto.

“2009 Obligations” shall mean all obligations of every nature of each 2009 Credit Party and each 2009 Facility Foreign Borrower from time to time owed to the 2009 Credit Agent, the 2009 Lenders or any of them, any 2009 Bank Products Affiliates, any 2009 Swap Parties or any 2009 Foreign Debt Lender, under any 2009 Credit Document, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such 2009 Credit Party, would have accrued on any 2009 Obligation, whether or not a claim is allowed against such 2009 Credit Party for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under letters of credit, payments for early termination of Swap Agreements, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the 2009 Credit Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time; provided that the aggregate principal amount of Indebtedness outstanding under the 2009 Credit Agreement shall not be greater than the amount permitted therefor under the 2003 Credit Agreement; provided further that in no event shall the 2003 Credit Documents be modified in a manner (whether as a modification of an existing agreement or through a replacement or a refinancing) that reduces the amount of 2009 Obligations allowed thereunder.

“2009 Secured Parties” shall mean the 2009 Credit Agent and the 2009 Creditors.

“2009 Swap Party” shall mean any 2009 Lender or any Affiliate of any 2009 Lender, in each case that has entered into a Swap Agreement with a Credit Party with the obligations of such Credit Party thereunder being secured by one or more 2009 Collateral Documents.

“2009 U.S. Guarantee and Collateral Agreement” shall mean the U.S. Guarantee and Collateral Agreement dated and effective as of May 13, 2009 among Holdings, the Borrower, each domestic Subsidiary of Holdings identified therein and the 2009 Credit Agent, as Collateral Agent, as the same may be amended, modified or supplemented from time to time.

“Affiliate” shall mean with respect to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

“Agreement” shall have the meaning assigned thereto in the Preamble hereto.

“Bank Products Agreement” shall mean any agreement pursuant to which a bank or other financial institution agrees to provide cash management services (including treasury, depository, overdraft, credit or debit card, electronic funds transfer, and other cash management arrangements).

“Bankruptcy Code” shall mean title 11 of the United States Code.

“Board of Directors” for any Person, the board of directors or other governing body of such Person or, if such Person does not have such a board of directors or other governing body and is owned or managed by a single entity, the Board of Directors of such entity, or, in either case, any committee thereof duly authorized to act on behalf of such Board of Directors.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Capital Stock” shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

“Cash Collateral” shall mean any Shared Collateral consisting of Money or Cash Equivalents, any Security Entitlement and any Financial Assets.

“Cash Equivalents” shall mean any of the following: (a) direct obligations of the United States of America or any member of the European Union or any agency thereof or obligations guaranteed by the United States of America or any member of the European Union or any agency thereof, in each case with maturities not exceeding two years, (b) time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company that is organized under the laws of the United States of America, any state thereof or any foreign country recognized by the United States of America having capital, surplus and undivided profits having a Dollar Equivalent that is in excess of $500.0 million and whose long-term debt, or whose parent holding company’s long-term debt, is rated A (or such similar equivalent rating or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act), (c) commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than an Affiliate of any Borrower) organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of P-1 (or higher) according to Moody’s Investors Service, Inc. (“Moody’s”), or A-1 (or higher) according to Standard & Poor’s Ratings Group (a division of The McGraw-Hill Companies Inc.), and its successors (“S&P”), (d) securities with maturities of two years or less from the date of acquisition issued or fully guaranteed by any State, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least A by S&P or A by Moody’s and (e) money market funds that (i) comply with the criteria set forth in Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000.0 million.

“Closing Date” shall have the meaning assigned thereto in the 2003 Credit Agreement or the 2009 Credit Agreement, respectively, as applicable.

“Collateral Documents” shall mean the 2003 Collateral Documents and the 2009 Collateral Documents.

“Control Collateral” shall mean any Shared Collateral consisting of any certificated Security, Investment Property, Deposit Account, Instruments and any other Shared Collateral as to which a

Lien is required to be perfected through possession or control by the secured party or any agent therefor pursuant to Collateral Documents.

“Credit Agreements” shall mean the 2003 Credit Agreement and the 2009 Credit Agreement.

“Credit Documents” shall mean the 2003 Credit Documents and the 2009 Credit Documents.

“Credit Parties” shall mean the 2003 Credit Parties and the 2009 Credit Parties.

“Creditor” shall mean any Secured Creditor.

“Discharge of 2003 Obligations” shall mean the payment in full in cash of all 2003 Obligations that are outstanding and unpaid (including interest accruing on and after the commencement of any Insolvency Proceeding at the rate set forth in the 2003 Credit Agreement) under the 2003 Credit Agreement (excluding contingent indemnification obligations and, for the avoidance of doubt, excluding 2003 Obligations owed under Swap Agreements, Bank Products Agreements and instruments governing Secured Foreign Indebtedness to 2003 Swap Parties, 2003 Bank Products Affiliates or 2003 Foreign Debt Lenders).

“Discharge of 2009 Obligations” shall mean (a) the payment in full in cash of all 2009 Obligations that are outstanding and unpaid (including interest accruing on and after the commencement of any Insolvency Proceeding at the rate set forth in the 2009 Credit Agreement) under the 2009 Credit Agreement (excluding contingent indemnification obligations and, for the avoidance of doubt, excluding 2009 Obligations owed under Swap Agreements, Bank Products Agreements and instruments governing Secured Foreign Indebtedness to 2009 Swap Parties, 2009 Bank Products Affiliates or 2009 Foreign Debt Lenders), including (if applicable), with respect to amounts available to be drawn under outstanding letters of credit issued thereunder (or indemnities or other undertakings issued pursuant thereto in respect of outstanding letters of credit) delivery or provision of cash or backstop letters of credit in respect thereof in compliance with the terms of the 2009 Credit Agreement (which shall not exceed an amount equal to 105% of the aggregate undrawn amount of such letters of credit), and (b) the termination of all then outstanding commitments to extend credit under the 2009 Credit Documents.

“Discharge of Secured Obligations” shall mean the occurrence of all of the Discharge of 2003 Obligations and the Discharge of 2009 Obligations.

“Event of Default” shall mean an Event of Default under the 2009 Credit Agreement or the 2003 Credit Agreement.

“Excluded Assets” shall mean, collectively, (i) “Excluded Assets”, as such term is defined in the 2009 U.S. Guarantee and Collateral Agreement and any other applicable 2009 Collateral Document and (ii) “Excluded Assets”, as such term is defined in the 2003 U.S. Guarantee and Collateral Agreement and any other applicable 2003 Collateral Document. In addition, Excluded Assets shall include from and after the Discharge of 2009 Obligations, any cash provided with respect to amounts available to be drawn under outstanding letters of credit as contemplated by the definition of Discharge of 2009 Obligations, unless and until any 2009 Obligations shall be reinstated pursuant to Section 5.2.

“Exercise Any Secured Creditor Remedies” or “Exercise of Secured Creditor Remedies” shall mean:

(a) the taking of any action to enforce or realize upon any Lien, including the institution of any foreclosure proceedings or the noticing of any public or private sale pursuant to Article 9 of the Uniform Commercial Code;

(b) the exercise of any right or remedy provided to a secured creditor on account of a Lien under any of the Credit Documents, under applicable law, in an Insolvency Proceeding or otherwise, including the election to retain any of the Shared Collateral in satisfaction of a Lien;

(c) the taking of any action or the exercise of any right or remedy in respect of the collection on, set off against, marshaling of, injunction respecting or foreclosure on the Shared Collateral or the Proceeds thereof;

(d) the appointment of a receiver, receiver and manager or interim receiver of all or part of the Shared Collateral; and

(f) the exercise of any voting rights relating to any Capital Stock included in the Shared Collateral.

For the avoidance of doubt, the exercise of rights under the Credit Documents of an unsecured creditor, filing a proof of claim in a Bankruptcy Case or seeking adequate protection shall not be deemed to be an Exercise of Secured Creditor Remedies.

“Financing Lease” shall mean any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

“Foreign Subsidiary” shall mean any Subsidiary that is incorporated or organized under the laws of any jurisdiction other than the United States of America, any state thereof or the District of Columbia.

“Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including the European Union.

“Guarantor” shall mean any of the 2003 Guarantors and the 2009 Guarantors.

“Indebtedness” shall have the meaning assigned thereto in the 2003 Credit Agreement or the 2009 Credit Agreement, respectively, as applicable.

“Insolvency Proceeding” shall mean (a) any case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case covered by clauses (a) and (b) undertaken under United States Federal, State or foreign law, including the Bankruptcy Code.

“Lender” shall mean any 2003 Lender or 2009 Lender.

“Lien” shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

“Lien Priority” shall mean, with respect to any Lien of the 2003 Credit Agent, the 2003 Creditors, the 2009 Credit Agent or the 2009 Creditors on the Shared Collateral, the order of priority of such Lien as specified in Section 2.1.

“Pari Passu Lien” shall mean a Lien granted (a) by a 2003 Collateral Document to the 2003 Credit Agent or (b) by a 2009 Collateral Document to the 2009 Credit Agent.

“Permitted Refinancing Indebtedness” shall have the meaning assigned thereto in the 2003 Credit Agreement or the 2009 Credit Agreement, respectively, as applicable.

“Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Proceeds” shall mean (a) all “proceeds,” as defined in Article 9 of the Uniform Commercial Code, with respect to the Shared Collateral, and (b) whatever is recoverable or recovered when any Shared Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily.

“Property” shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Recovery” shall have the meaning set forth in Section 5.2.

“Requisite Secured Parties” shall mean Secured Lenders whose Secured Party Exposures represent at least a majority of the outstanding Secured Party Exposures of all Secured Lenders acting as one class.

“Secured Creditors” shall mean the 2003 Creditors and the 2009 Creditors.

“Secured Debt” shall mean:

(1) all 2003 Obligations; and

(2) all 2009 Obligations.

“Secured Debt Documents” shall mean the 2003 Credit Documents and the 2009 Credit Documents.

“Secured Foreign Indebtedness” shall mean (i) Indebtedness of Foreign Subsidiaries incurred pursuant to committed and uncommitted working capital facilities (to the extent such Indebtedness is permitted under Section 6.01(a) of each Credit Agreement and is identified as ordinary working capital Indebtedness on Schedule 6.01 of each Credit Agreement that will be secured by a Lien on the Collateral or is Permitted Refinancing Indebtedness of any such identified Indebtedness that is incurred for working capital purposes in the ordinary course of business on ordinary business terms) that is with a counterparty that is a 2003 Lender or 2009 Lender or an Affiliate of a 2003 Lender or 2009 Lender as of the applicable Closing Date and (ii) Indebtedness of Foreign Subsidiaries incurred pursuant to committed and uncommitted working capital facilities (to the extent such Indebtedness is permitted under Section 6.01(u) of each Credit Agreement and is identified as ordinary working capital Indebtedness on Schedule 6.01(u) of each Credit Agreement (as modified from time to time) that will be secured by a Lien on the Collateral or is Permitted Refinancing Indebtedness of any such identified Indebtedness that is incurred for working capital purposes in the ordinary course of business on ordinary business terms) that is with a counterparty that is a 2003 Lender or 2009 Lender or an Affiliate of a 2003 Lender or 2009 Lender at the time of borrowing.

“Secured Lenders” shall mean the 2003 Lenders and the 2009 Lenders.

“Secured Obligations” shall mean the 2003 Obligations and the 2009 Obligations.

“Secured Parties” shall mean, at any time, all of the Secured Party Agents and all of the Secured Creditors.

“Secured Party Agent” shall mean any of the 2003 Credit Agent or the 2009 Credit Agent.

“Secured Party Exposures” shall mean with respect to the Secured Lenders, the sum, without duplication, of (i) the aggregate principal amount of outstanding loans, (ii) face amount of outstanding letters of credit and (iii) Reimbursement Obligations (as defined in the 2009 Credit Agreement) outstanding thereunder, in each case under the Credit Agreements.

“Secured Party Representative” shall mean the Secured Party Agent designated by the Secured Party Agents to act on behalf of the Secured Party Agents hereunder, acting in such capacity. The Secured Party Representative shall be the 2009 Credit Agent.

“Shared Collateral” shall mean all Property now owned or hereafter acquired by the Borrower or any Guarantor in or upon which a Lien is granted or purported to be granted to the Secured Party Agents under both the 2003 Collateral Documents and the 2009 Collateral Documents, as applicable, together with all rents, issues, profits, products and Proceeds thereof; provided, that the Shared Collateral shall not include any Excluded Assets or 2009 Facility Foreign Collateral.

“Subsidiary” of any Person shall mean a corporation, limited liability company, partnership or other entity of which a majority of the outstanding shares of stock of each class having ordinary voting power or other equity interests is owned by such Person, by one or more Subsidiaries of such Person, or by such Person and one or more of its Subsidiaries.

“Swap Agreement” shall mean any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions, provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of Holdings or any of its Subsidiaries shall be a Swap Agreement.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided that to the extent that the Uniform Commercial Code is used to define any term in any security document and such term is defined differently in differing Articles of the Uniform Commercial Code, the definition of such term contained in Article 9 shall govern; provided, further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, publication or priority of, or remedies with respect to, Liens of any Secured Party Agent is governed by the Uniform Commercial Code or foreign personal property security laws as enacted and in effect in a jurisdiction other than the State of New York, the term “Uniform Commercial Code” will mean the Uniform Commercial Code or such foreign personal property security laws as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

Section 1.3. Rules of Construction

Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any reference herein to the repayment in full of an obligation shall mean the payment in full in cash of such obligation, or in such other manner as may be approved in writing by the requisite holders or representatives in respect of such obligation, or in such other manner as may be approved by the requisite holders or representatives in respect of such obligation.

ARTICLE 2.

LIEN PRIORITY

Section 2.1. Pari Passu Liens

(a) Notwithstanding (i) the date, time, method, manner or order of grant, attachment or perfection (including any defect or deficiency or alleged defect or deficiency in any of the foregoing) of any Liens granted to any Secured Party Agent or any Secured Creditors in respect of all or any portion of the Shared Collateral and regardless of how any such Lien was acquired (whether by grant, statute, operation of law, subrogation or otherwise), (ii) the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of any other Secured Party Agent or any other Secured Creditors in any Shared Collateral, (iii) any provision of the Uniform Commercial Code, the Bankruptcy Code or any other applicable law, or of any Secured Debt Documents, (iv) whether any Secured Party Agent, in each case either directly or through agents, holds possession of, or has control over, all or any part of the Shared Collateral, (v) the fact that any such Liens in favor of any Secured Party Agent or any Secured Creditors securing any of the Secured Obligations are (x) subordinated to any Lien securing any other obligation of any Credit Party or (y) otherwise subordinated, voided, avoided, invalidated or lapsed or (vi) any other circumstance of any kind or nature whatsoever, each Secured Party Agent, for and on behalf of itself and the Secured Creditors represented thereby, hereby agrees that any Lien in respect of all or any portion of the Shared Collateral now or hereafter held by or on behalf of any Secured Party Agent or any Secured Party Creditor that secures all or any portion of the Secured Obligations shall be pari passu and equal in priority in all respects with any Lien in respect of all or any portion of the Shared Collateral now or hereafter held by or on behalf of any other Secured Party Agent or any other Secured Creditor that secures all or any portion of the Secured Obligations.

(b) The 2003 Credit Agent, for and on behalf of itself and the 2003 Creditors, acknowledges and agrees that, the 2009 Credit Agent, for the benefit of itself and the 2009 Creditors, has been granted Pari Passu Liens upon all of the Shared Collateral in which the 2003 Credit Agent has been granted Pari Passu Liens, and the 2003 Credit Agent hereby consents thereto.

(c) The 2009 Credit Agent, for and on behalf of itself and the 2009 Creditors, acknowledges and agrees that, the 2003 Credit Agent, for the benefit of itself and the 2003 Creditors, has been granted Pari Passu Liens upon all of the Shared Collateral in which the 2009 Credit Agent has been granted Pari Passu Liens, and the 2009 Credit Agent hereby consents thereto.

Section 2.2. Waiver of Right to Contest Liens

Each Secured Party Agent, for and on behalf of itself and the Secured Creditors represented thereby, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability or perfection of the Liens of any other Secured Party Agent or any Secured Creditors represented by such other Secured Party Agent, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of a Secured Party Agent or Secured Party Creditor to enforce this Agreement.

Section 2.3. Exercise of Rights

(a) Exercise of Secured Creditor Remedies. Each Secured Party Agent, for and on behalf of itself and the Secured Creditors represented thereby, hereby agrees that only the Secured Party Representative shall be permitted to Exercise Any Secured Creditor Remedy and that it shall not Exercise Any Secured Creditor Remedy unless it is the Secured Party Representative; provided that (A) in any Insolvency Proceeding commenced by or against the Borrower or any other Credit Party, each Secured Party Agent and the Secured Creditors may file a proof of claim or statement of interest with respect to their respective Secured Obligations, (B) the Secured Creditors shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of such Secured Parties, including without limitation any claims secured by the Shared Collateral, if any, in each case if not otherwise in contravention of the terms of this Agreement, (C) the Secured Parties shall be entitled to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Credit Parties arising under either the Bankruptcy Code or applicable non-bankruptcy law, in each case if not otherwise in contravention of the terms of this Agreement, (D) the Secured Parties shall be entitled to file any proof of claim and other filings and make any arguments and motions in order to preserve or protect its Liens on the Shared Collateral that are, in each case, not otherwise in contravention of the terms of this Agreement. The Secured Party Representative agrees that it shall not Exercise Any Secured Creditor Remedy unless directed to by the Requisite Secured Parties. Notwithstanding anything to the contrary contained herein, (i) each Secured Party Agent shall be permitted to take any action reasonably required to perfect or continue the perfection of the liens on the Shared Collateral for the benefit of the Secured Parties and (ii) the Secured Party Representative is authorized, but not obligated, when instructions from the Requisite Secured Parties have been requested by the Secured Party Representative but have not yet been received, to take any action which the Secured Party Representative, in good faith, believes to be reasonably required to promote and protect the interests of the Secured Parties in the Shared Collateral; provided that once instructions have been received, the actions of the Secured Party Representative shall be governed thereby and the Secured Party Representative shall not take any further action which would be contrary thereto. In addition, notwithstanding anything to the contrary contained herein, if the Secured Party Representative shall not have received appropriate instruction from the Requisite Secured Parties within five (5) Business Days of the notice requesting such instructions (or such shorter period as reasonably may be specified in such notice or as may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action (including any Exercise of Secured Creditor Remedies) as it shall deem to be in the best interests of the Secured Parties and the Secured Party Representative shall have no liability to any Person for such action or inaction.

(b) Prohibition on Contesting Actions of Secured Party Representative; Exculpatory Provisions. Each Secured Party Agent, for and on behalf of itself and the Secured Creditors represented thereby, hereby agrees that it will raise no objection to or oppose, contest or object to any action taken with respect to the Shared Collateral by the Secured Party Representative in connection with any Exercise of Secured Creditor Remedy in accordance with Section 2.3(a). Each Secured Party Agent, for and on behalf of itself and the Secured Creditors represented thereby, hereby agrees that the Secured Party Representative shall have no duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other collateral that is not Shared Collateral). Each Secured Party Agent, for and on behalf of itself and the Secured Creditors represented thereby, hereby agrees that (i) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Shared Collateral by the Secured Party Representative in accordance with Section 2.3(a) and (ii) it will not institute any suit or assert in any suit, bankruptcy or insolvency or other proceeding any claim against the Secured Party Representative seeking damages from or other relief by way of specific performance, and the Secured Party Representative shall not be liable for, any action taken or omitted to be taken by the Secured Party Representative in connection with the Exercise of Secured Creditor Remedies in accordance with Section 2.3(a) or otherwise in the absence of its own gross negligence or willful misconduct. Each Secured Party Agent, for and on behalf of itself and the Secured Creditors represented thereby, hereby agrees that the Secured Party Representative shall not be subject to any fiduciary or other implied duties and shall not have any duty to take any discretionary action or exercise any discretionary powers with respect to the Exercise of Secured Creditor Remedies unless directed to do so by the Requisite Secured Parties; provided that the Secured Party Representative shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose it to liability or that is contrary to any applicable Collateral Document or applicable law.

(c) Reliance by Secured Party Representative. The Secured Party Representative shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) reasonably believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Secured Party Representative also may rely upon any statement made to it orally or by telephone and reasonably believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. The Secured Party Representative may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

(d) Automatic Release of Liens in Connection with the Exercise of Secured Creditor Remedies. Each Secured Party Agent, for and on behalf of itself and the Secured Creditors represented thereby, hereby agrees that if all or any portion of any Shared Collateral is sold by the Secured Party Representative in connection with an Exercise of Secured Creditor Remedy in accordance with Section 2.3(a), then so long as the net cash proceeds of any such sale, if any, are applied as provided in Section 4.1, such sale will be free and clear of the Liens on such Shared Collateral securing the Secured Obligations. Each Secured Party Agent agrees to execute and deliver (at the sole expense of the Credit Parties) all such authorizations and other instruments as shall reasonable be requested by the Secured Party Representative to evidence or confirm any release of Shared Collateral provided for in this Section 2.3(d).

(e) Except as otherwise set forth herein, at any meeting of creditors or in the event of any Proceeding, each Secured Creditor shall retain the right to vote and otherwise act with respect to the 2003 Obligations (for the 2003 Creditors) and 2009 Obligations (for the 2009 Creditors) (including, without limitation, the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension).

Section 2.4. No New Liens

The parties hereto agree that the Borrower shall not, and shall not permit any Subsidiary to, (i) grant or permit any additional Liens on any asset or property to secure any 2003 Obligations unless it has granted a Lien on such asset or property to secure the 2009 Obligations, and (ii) grant or permit any additional Liens on any asset to secure any 2009 Obligations (other than 2009 Facility Foreign Collateral) unless it has granted a Lien on such asset to secure the 2003 Obligations. To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the Secured Parties, each Secured Party Agent agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.4 shall be subject to Section 4.1.

ARTICLE 3.

ACTIONS OF THE PARTIES

Section 3.1. Certain Actions Permitted

Each Secured Party Agent may make such demands or file such claims in respect of the Secured Obligations owed to such Secured Party Agent and the Secured Creditors represented thereby as are necessary to prevent the waiver or bar of such claims under applicable statutes of limitations or other statutes, court orders or rules of procedure at any time.

Section 3.2. Secured Party Representative; Gratuitous Bailee

Each Secured Party Agent, for and on behalf of itself and the Secured Parties represented thereby, agrees that the Secured Party Representative shall hold all Cash Collateral and Control Collateral as gratuitous bailee for the Secured Parties it represents as well as for the other Secured Parties solely for the purpose of perfecting the security interest granted to each other Secured Party Agent or Secured Party in such Cash Collateral and Control Collateral, subject to the terms and conditions of this Section 3.2. The Secured Party Representative shall not have any obligation whatsoever to the other Secured Parties to assure that such Cash Collateral and Control Collateral is genuine or owned by any Credit Party or any other Person or to preserve rights or benefits of any Person therein. The duties or responsibilities of the Secured Party Representative under this Section 3.2 are and shall be limited solely to holding or maintaining control of such Cash Collateral and Control Collateral as agent for the other Parties for purposes of perfecting the Lien held by the Secured Parties. The Secured Party Representative is not and shall not be deemed to be a fiduciary of any kind for any Secured Party or any other Person. In the event that a Secured Party that is not the Secured Party Representative receives any Cash Collateral or Control Collateral, such Secured Party shall promptly deliver the same to the Secured Party Representative.

Section 3.3. Sharing of Information and Access

(a) Whenever the Secured Party Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any 2003 Obligations or 2009 Obligations, or the Shared Collateral subject to any Lien securing any Secured Obligations, it may request that such information be furnished to it in writing by the other Secured Party Agent and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that if any Secured Party Agent shall fail or refuse reasonably promptly to provide the requested information, the requesting Secured Party Agent shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the U.S. Borrower. The Secured Party Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Creditor, any Secured Party or any other person as a result of such determination.

(b) In connection with the Requisite Secured Parties providing instructions to the Secured Party Representative, the Secured Party Representative shall be entitled to rely on information provided by the other Secured Party Agent with respect to the amount of Secured Party Exposures outstanding under the Credit Documents for which it is Secured Party Agent and the amount of Secured Party Exposures of Secured Lenders under such Credit Documents that are providing instructions to the Secured Party Representative with respect to the Exercise of Secured Creditor Remedies.

(c) In the event that any Secured Party Agent shall, in the exercise of its rights under the applicable Collateral Documents or otherwise, receive possession or control of any books and records of any Credit Party that contain information identifying or pertaining to the Shared Collateral, such Secured Party Agent shall, upon request from any other Secured Party Agent, and as promptly as practicable thereafter, either make available to such Party such books and records for inspection and duplication or provide to such Party copies thereof.

Section 3.4. Insurance

Proceeds of Shared Collateral include insurance proceeds and, therefore, the Lien Priority shall govern the ultimate disposition of casualty insurance proceeds. Each Secured Party Agent shall be named as additional insured or loss payee, as applicable with respect to all liability insurance policies relating to Shared Collateral (as and to the extent provided in the relevant Collateral Document). The Secured Party Representative shall have the sole and exclusive right, as against any Secured Party, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of Shared Collateral. All proceeds of such insurance shall be remitted to the Secured Party Representative, and each other Secured Party Agent shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds in accordance with Section 4.1.

Section 3.5. No Additional Rights for the Credit Parties Hereunder

If any Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, the Credit Parties shall not be entitled to use such violation as a defense to any action by any Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any Secured Party.

ARTICLE 4.

APPLICATION OF PROCEEDS

Section 4.1. Application of Proceeds

(a) Revolving Nature of 2009 Obligations. Each Secured Party Agent, for and on behalf of itself and the Secured Parties represented thereby, expressly acknowledges and agrees that (i) the 2009 Credit Agreement includes a revolving commitment and that in the ordinary course of business the 2009 Credit Agent and the 2009 Lenders will apply payments and make advances thereunder; (ii) the amount of the 2009 Obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the 2009 Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the 2009 Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the any other Secured Parties and without affecting the provisions hereof; provided that from and after the date on which the 2009 Credit Agent commences the Exercise of Secured Creditor Remedies, all amounts received by the 2009 Credit Agent or 2009 Creditors in respect of Shared Collateral and all proceeds thereof shall be applied as specified in Section 4.1(c).

(b) Amendments to Credit Agreements. It is acknowledged that the Secured Obligations may, subject to the limitations set forth in each Credit Agreement, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.1(a) or the provisions of this Agreement defining the relative rights of the Secured Parties. The priorities provided for herein shall not be altered or otherwise affected by the release of any Shared Collateral or of any guarantees for any Secured Obligations or by any action that any Secured Party Agent or Secured Party may take or fail to take in respect of any Shared Collateral, after obtaining a perfected security interest therein.

(c) Application of Proceeds of Shared Collateral. Each Secured Party Agent, for and on behalf of itself and the Secured Parties represented thereby, hereby agrees that, all Shared Collateral, and all Proceeds thereof, received by the Secured Party Representative in connection with any Exercise of Secured Creditor Remedies shall be applied, first, to the payment, on a pro rata basis, of costs and expenses of the Secured Party Agents, in their capacity as such, in connection with such Exercise of Secured Creditor Remedies,

second, to the payment, on a pro rata basis, of the Secured Obligations to the Secured Party Agents to be applied by such Secured Party Agents in accordance with the applicable Secured Debt Documents until the Discharge of Secured Obligations shall have occurred, and third, the balance, if any, to the Credit Parties or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

(d) The Secured Party Agent that is not Secured Party Representative and each other Secured Party that is not the Secured Party Representative hereby agrees that if it shall obtain possession of any Shared Collateral or shall realize any proceeds or payment in respect of any such Shared Collateral, pursuant to any Collateral Document or by the exercise of any rights available to it under applicable law or in any bankruptcy, insolvency or similar proceeding or through any other exercise of remedies, at any time prior to the Discharge of Secured Obligations, then it shall hold such Collateral, proceeds or payment in trust for the other Secured Parties and promptly transfer such Collateral, proceeds or payment, as the case may be, to the Secured Party Representative to be distributed in accordance with the provisions of this Section 4.1(c).

Section 4.2. Specific Performance

Each Secured Party Agent is hereby authorized to demand specific performance of this Agreement, whether or not any Credit Party shall have complied with any of the provisions of any of the Credit Documents, at any time when any other Party shall have failed to comply with any of the provisions of this Agreement applicable to it. Each Secured Party Agent, for and on behalf of itself and the Secured Parties represented thereby, hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

ARTICLE 5.

INTERCREDITOR ACKNOWLEDGMENTS AND WAIVERS

Section 5.1. Modifications to Secured Debt Documents

(a) Subject to Sections 5.1(b), (c) and (d), each Secured Party Agent, for and on behalf of itself and the Secured Creditors represented thereby, hereby agrees that, without affecting the obligations of such Secured Parties hereunder, any other Secured Party Agent and any Secured Creditors represented thereby may, at any time and from time to time, in their sole discretion without the consent of or notice to any such Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to any such Secured Party, may:

(i) change the manner, place, time or terms of payment or renew, alter or increase (subject to such increase being permitted by each of the Credit Documents) all or any of the Secured Obligations or otherwise amend, restate, supplement or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Secured Obligations or any of the Secured Debt Documents;

(ii) subject to Section 4.2, retain or obtain Liens on property and enter into additional secured agreement;

(iii) amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Secured Obligations;

(iv) release its Lien on any Shared Collateral or other Property;

(v) exercise or refrain from exercising any rights against any Credit Party or any other Person;

(vi) retain or obtain the primary or secondary obligation of any other Person with respect to any of the Secured Obligations; and

(vii) otherwise manage and supervise the Secured Obligations as such other Secured Party Agent shall deem appropriate.

(b) The 2009 Obligations may be refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is required to permit the refinancing transaction under either Credit Agreement) of, any Secured Party Agent or Secured Creditors, all without affecting the Lien Priorities provided for herein or the other provisions hereof; provided, however, that, if the indebtedness refinancing any such 2009 Obligations, as applicable, is to constitute Secured Obligations subject to the terms of this Agreement, the holders of such refinancing indebtedness (or an authorized agent or trustee on their behalf) bind themselves in writing to the terms of this Agreement pursuant to such documents or agreements (including amendments or supplements to this Agreement) as the remaining Parties hereto shall reasonably request and in form and substance reasonably acceptable to such Parties, and any such refinancing transaction shall be in accordance with any applicable provisions of the Secured Debt Documents.

(c) The 2009 Credit Agent and each other Secured Party agrees that no 2009 Collateral Document to which the 2009 Credit Agent or such Secured Party is a party may be amended, supplemented or otherwise modified or entered into, without the prior written consent of the 2003 Credit Agent, to the extent such amendment, supplement or modification, or the terms of any new Collateral Document would be prohibited by, or would require any Credit Party to act or refrain from acting in a manner that would violate, any of the terms of this Agreement or would otherwise be materially disadvantageous to the 2003 Secured Parties with respect to any Shared Collateral.

(d) The 2003 Credit Agent and each other Secured Party agrees that no 2003 Collateral Document to which the 2003 Credit Agent or such Secured Party is a party may be amended, supplemented or otherwise modified or entered into, without the prior written consent of the 2009 Credit Agent, to the extent such amendment, supplement or modification, or the terms of any new Collateral Document would be prohibited by, or would require any Credit Party to act or refrain from acting in a manner that would violate, any of the terms of this Agreement or would otherwise be materially disadvantageous to the 2009 Secured Parties with respect to any Shared Collateral.

Section 5.2. Reinstatement and Continuation of Agreement

If any Secured Party Agent or Secured Creditor is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Credit Party or any other Person any payment made in satisfaction of all or any portion of the Secured Obligations (a “Recovery”), then the Secured Obligations shall be reinstated to the extent of such Recovery. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect in the event of such Recovery, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the Parties from such date of reinstatement. All rights, interests, agreements and obligations of each Secured Party Agent and each Secured Creditor under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion or dismissal of, any Insolvency Proceeding by or against any Credit Party or any other circumstance which otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the Secured Obligations. No priority or right of any Secured Party Agent or any Secured Creditor shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of Holdings, the Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions or covenants of any of the Secured Debt Documents, regardless of any knowledge thereof which any Secured Party Agent or any Secured Creditor may have.

ARTICLE 6.

[Reserved].

ARTICLE 7.

MISCELLANEOUS

Section 7.1. Further Assurances

The Secured Party Agents will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that any Secured Party Agent may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable such Secured Party Agent to exercise and enforce its rights and remedies hereunder; provided, however, that no Secured Party Agent shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 7.1, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such Secured Party Agent may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 7.1.

Section 7.2. Representations

The 2003 Credit Agent represents and warrants to each other Secured Party Agent that it has the requisite power and authority under the 2003 Credit Documents to enter into, execute, deliver and carry out the terms of this Agreement on behalf of itself and the 2003 Creditors. The 2009 Credit Agent represents and warrants to each other Secured Party Agent that it has the requisite power and authority under the 2009 Credit Documents to enter into, execute, deliver and carry out the terms of this Agreement on behalf of itself and the 2009 Creditors.

Section 7.3. Amendments

No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Secured Party Agent party hereto, shall be effective unless it is in a written agreement executed by each Secured Party Agent, after such Secured Party Agent receives the approval of the number of Lenders under the applicable Credit Documents that may (if at all) be required under such Credit Documents in order for such such amendment, waiver or consent with respect to this Agreement to become effective.

Section 7.4. Addresses for Notices

Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five (5) days after deposit in the United States mail (certified, with postage prepaid and properly addressed). The addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 7.4) shall be as set forth below or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

2003 Credit Agent:	Citicorp North America, Inc. 2 Penns Way, Suite 200 New Castle, DE 19720
Attention: Terrell Fleming Facsimile: (212) 994-0961 Telephone: (302) 894-6193

2009 Credit Agent:	Bank of America, N.A. Bank of America Tower
One Bryant Park
New York, New York 10036
Mail Code: NY1-100-34-07
Attention: Jeff Hallmark Facsimile: (646) 855-2123 Telephone: (646) 855-2751

Section 7.5. No Waiver; Remedies

No failure on the part of any Secured Party Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 7.6. Continuing Agreement; Transfer of Secured Obligations

This Agreement is a continuing agreement and shall (a) remain in full force and effect until (x) the Discharge of 2003 Secured Obligations or (y) the Discharge of 2009 Obligations (without the 2009 Obligations having been refinanced) shall have occurred and shall terminate upon the occurrence of the first to occur of either (x) or (y), (b) be binding upon the Secured Party Agents and their successors and assigns, and (c) inure to the benefit of and be enforceable by the Secured Party Agents and their respective successors, transferees and assigns. Nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Shared Collateral, subject to Section 7.9. All references to any Credit Party shall include any Credit Party as debtor-in-possession and any receiver or trustee for such Credit Party in any Insolvency Proceeding. Without limiting the generality of the foregoing clause (c), any Secured Party Agent or Secured Creditor may assign or otherwise transfer all or any portion of the Secured Obligations to any other Person (other than any Credit Party or any Affiliate of any Credit Party and any Subsidiary of any Credit Party), and such other Person shall thereupon become vested with all the rights and obligations in respect thereof granted to such Secured Party Agent or Secured Creditor herein or otherwise. The Secured Parties may continue, at any time and without notice to the other Secured Party Agents hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, any Credit Party on the faith hereof.

Section 7.7. Governing Law; Entire Agreement

The validity, performance, and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This Agreement constitutes the entire agreement and understanding among the Secured Party Agents with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

Section 7.8. Counterparts

This Agreement may be executed in any number of counterparts, and it is not necessary that the signatures of all Secured Party Agents be contained on any one counterpart hereof; each counterpart will be deemed to be an original, and all together shall constitute one and the same document.

Section 7.9. Provisions Solely to Define Relative Rights; No Third-Party Beneficiaries

The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Secured Parties in relation to one another. None of the Borrower, any other foreign subsidiary borrower, any Guarantor, any Subsidiary or any other creditor thereof shall have any rights hereunder, and none of the Borrower, any other foreign subsidiary borrower, any Guarantor, any Subsidiary or any other creditor may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of any Credit Party, which are absolute and unconditional, to pay the Obligations as and when the same shall become due and payable in accordance with their terms.

This Agreement is solely for the benefit of the Secured Party Agents and the Secured Parties. No other person shall be a third party beneficiary of this Agreement.

Section 7.10. Headings

The headings of the articles and sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

Section 7.11. Severability

If any of the provisions in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement and shall not invalidate the Lien Priority or the application of Proceeds and other priorities set forth in this Agreement.

Section 7.12. Attorneys’ Fees

The Secured Party Agents agree that if any dispute, arbitration, litigation, or other proceeding is brought with respect to the enforcement of this Agreement or any provision hereof, the prevailing party in such dispute, arbitration, litigation, or other proceeding shall be entitled to recover its reasonable attorneys’ fees and all other costs and expenses incurred in the enforcement of this Agreement, irrespective of whether suit is brought.

Section 7.13. Venue; Jury Trial Waiver

(a) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL

COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY SECURED DEBT DOCUMENTS AGAINST ANY CREDIT PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b) EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(c) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.4. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 7.14. Intercreditor Agreement

This Agreement is the Intercreditor Agreement referred to in the 2003 Credit Agreement and the 2009 Credit Agreement.

Section 7.15. No Warranties or Liability

Each Secured Party Agent acknowledges and agrees that the other Secured Party Agent has not made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any other 2003 Credit Document or any other 2009 Credit Document. Except as otherwise provided in this Agreement, each Secured Party Agent will be entitled to manage and supervise its respective extensions of credit to any Credit Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

Section 7.16. Conflicts

In the event of any conflict between the provisions of this Agreement and the provisions of any 2003 Credit Document or any 2009 Credit Document, the provisions of this Agreement shall govern.

Section 7.17. Information Concerning Financial Condition of the Credit Parties

Each Secured Party Agent hereby assumes responsibility for keeping itself informed of the financial condition of the Credit Parties and all other circumstances bearing upon the risk of nonpayment of the 2003 Obligations or the 2009 Obligations, as applicable. Each Secured Party Agent hereby agrees that no Secured Party Agent shall have any duty to advise any other Secured Party Agent of information known to it regarding such condition or any such circumstances except to the extent of any notice expressly required to be made under any other provision of this Agreement. In the event any Secured

Party Agent, in its sole discretion, undertakes at any time or from time to time to provide any information to any other Secured Party Agent to this Agreement, it shall be under no obligation (a) to provide any such information to such other Secured Party Agent or any other Secured Party Agent on any subsequent occasion, (b) to undertake any investigation not a part of its regular business routine, or (c) to disclose any other information.

[Signature pages follow]

IN WITNESS WHEREOF, the 2003 Credit Agent, for and on behalf of itself and the 2003 Creditors, and the 2009 Credit Agent, for and on behalf of itself and the 2009 Creditors, have caused this Agreement to be duly executed and delivered as of the date first above written.

CITICORP NORTH AMERICA, INC., in its capacity as 2003 Credit Agent

By:
Name:
Title:

BANK OF AMERICA, N.A., in its capacity as 2009 Credit Agent

By:
Name:
Title:

S-1

ACKNOWLEDGMENT

Each Credit Party hereby acknowledges that it has received a copy of this Agreement as of the date hereof and consents thereto, agrees to recognize all rights granted thereby to the 2003 Credit Agent, the 2003 Creditors, the 2009 Credit Agent and the 2009 Creditors, and will not do any act or perform any obligation which is not in accordance with the agreements set forth in this Agreement as of the date hereof. Each Credit Party further acknowledges and agrees that it is not an intended beneficiary or third-party beneficiary under this Agreement.

CREDIT PARTIES:

NALCO HOLDINGS LLC

By:
Name:
Title:

NALCO COMPANY

By:
Name:
Title:

[GUARANTORS]

By:
Name:
Title:

S-2

EXHIBITS O-1, O-2, O-3 AND O-4

TO

AMENDED AND RESTATED CREDIT AGREEMENT

EXHIBIT O-1

FORM OF

UNITED STATES TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement dated as of May 13, 2009 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among NALCO HOLDINGS LLC, a Delaware limited liability company (“Holdings”), NALCO COMPANY, a Delaware corporation (“Nalco” or the “U.S. Borrower”), the FOREIGN SUBSIDIARY BORROWERS from time to time party thereto (the “Foreign Subsidiary Borrowers” and, collectively with the U.S. Borrower, the “Borrowers”), the LENDERS party thereto from time to time, BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, BANC OF AMERICA SECURITIES LLC, DEUTSCHE BANK SECURITIES INC. AND HSBC SECURITIES (USA) INC., as joint lead arrangers and joint book managers (in such capacity, the “Joint Lead Arrangers”). Terms defined in the Credit Agreement are used herein with the same meanings.

Pursuant to the provisions of Section 2.17(e)(ii) of the Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended, (the “Code”), (iii) it is not a “ten percent shareholder” of any Borrower or U.S. Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a “controlled foreign corporation” related to any Borrower or U.S. Borrower as described in Section 881(c)(3)(C) of the Code, and (v) no payments in connection with the Loan Documents are effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished the Administrative Agent with a certificate of its non-U.S. person status on Internal Revenue Service Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the U.S. Borrower and the Administrative Agent in writing and (2) the undersigned shall furnish the U.S. Borrower and the Administrative Agent a properly completed and currently effective certificate in either the calendar year in which payment is to be made by the U.S. Borrower or the Administrative Agent to the undersigned, or in either of the two calendar years preceding such payment.

[Signature Page Follows]

J-1-15

[Lender]

By:
Name:
Title:
[Address]

Dated:                         , 200[    ]

J-1-16

EXHIBIT O-2

FORM OF

UNITED STATES TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement dated as of May 13, 2009 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among NALCO HOLDINGS LLC, a Delaware limited liability company (“Holdings”), NALCO COMPANY, a Delaware corporation (“Nalco” or the “U.S. Borrower”), the FOREIGN SUBSIDIARY BORROWERS from time to time party thereto (the “Foreign Subsidiary Borrowers” and, collectively with the U.S. Borrower, the “Borrowers”), the LENDERS party thereto from time to time, BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, BANC OF AMERICA SECURITIES LLC, DEUTSCHE BANK SECURITIES INC. AND HSBC SECURITIES (USA) INC., as joint lead arrangers and joint book managers (in such capacity, the “Joint Lead Arrangers”). Terms defined in the Credit Agreement are used herein with the same meanings.

Pursuant to the provisions of Section 2.17(e)(ii) of the Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) neither the undersigned nor any of its partners/members is a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended, (the “Code”), (iv) none of its partners/members is a “ten percent shareholder” of any Borrower or U.S. Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a “controlled foreign corporation” related to any Borrower or U.S. Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) no payments in connection with the Loan Documents are effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.

The undersigned has furnished the Administrative Agent and the U.S. Borrower with Internal Revenue Service Form W-8IMY accompanied by an Internal Revenue Service Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the U.S. Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the U.S. Borrower and the Administrative Agent in writing with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[Signature Page Follows]

J-2-1

[Lender]

By:
Name:
Title:
[Address]

Dated:                     , 200[    ]

J-2-2

EXHIBIT O-3

FORM OF

UNITED STATES TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement dated as of May 13, 2009 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among NALCO HOLDINGS LLC, a Delaware limited liability company (“Holdings”), NALCO COMPANY, a Delaware corporation (“Nalco” or the “U.S. Borrower”), the FOREIGN SUBSIDIARY BORROWERS from time to time party thereto (the “Foreign Subsidiary Borrowers” and, collectively with the U.S. Borrower, the “Borrowers”), the LENDERS party thereto from time to time, BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, BANC OF AMERICA SECURITIES LLC, DEUTSCHE BANK SECURITIES INC. AND HSBC SECURITIES (USA) INC., as joint lead arrangers and joint book managers (in such capacity, the “Joint Lead Arrangers”). Terms defined in the Credit Agreement are used herein with the same meanings.

Pursuant to the provisions of Section 2.17(e)(ii) of the Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended, (the “Code”), (iii) it is not a “ten percent shareholder” of any Borrower or U.S. Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a “controlled foreign corporation” related to any Borrower or U.S. Borrower as described in Section 881(c)(3)(C) of the Code, and (v) no payments in connection with the Loan Documents are effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished its participating non-U.S. Lender with a certificate of its non-U.S. person status on Internal Revenue Service Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such non-U.S. Lender in writing and (2) the undersigned shall have at all times furnished such Non-U.S. Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[Signature Page Follows]

J-3-1

[Participant]

By:
Name:
Title:
[Address]

Dated:                     , 200[    ]

EXHIBIT O-4

FORM OF

UNITED STATES TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement dated as of May 13, 2009 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among NALCO HOLDINGS LLC, a Delaware limited liability company (“Holdings”), NALCO COMPANY, a Delaware corporation (“Nalco” or the “U.S. Borrower”), the FOREIGN SUBSIDIARY BORROWERS from time to time party thereto (the “Foreign Subsidiary Borrowers” and, collectively with the U.S. Borrower, the “Borrowers”), the LENDERS party thereto from time to time, BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, BANC OF AMERICA SECURITIES LLC, DEUTSCHE BANK SECURITIES INC. AND HSBC SECURITIES (USA) INC., as joint lead arrangers and joint book managers (in such capacity, the “Joint Lead Arrangers”). Terms defined in the Credit Agreement are used herein with the same meanings.

Pursuant to the provisions of Section 2.17(e)(ii) of the Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such participation, (iii) neither the undersigned nor any of its partners/members is a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended, (the “Code”), (iv) none of its partners/members is a “ten percent shareholder” of any Borrower or U.S. Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a “controlled foreign corporation” related to any Borrower or U.S. Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) no payments in connection with the Loan Documents are effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.

The undersigned has furnished its participating non-U.S. Lender with Internal Revenue Service Form W-8IMY accompanied by an Internal Revenue Service Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the under-signed shall promptly so inform such non-U.S. Lender in writing and (2) the undersigned shall have at all times furnished such non-U.S. Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the under-signed, or in either of the two calendar years preceding such payments.

[Signature Page Follows]

[Participant]

By:
Name:
Title:
[Address]

Dated:                     , 200[    ]

DISCLOSURE SCHEDULES

to the

CREDIT AGREEMENT

Dated as of May 13, 2009,

Among

NALCO HOLDINGS LLC,

NALCO COMPANY,

as U.S. Borrower,

THE FOREIGN SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY HERETO,

THE LENDERS PARTY HERETO,

BANK OF AMERICA, N.A.,

as Administrative Agent and Collateral Agent,

DEUTSCHE BANK SECURITIES INC.,

as Syndication Agent

HSBC SECURITIES (USA) INC.

and

BMO CAPITAL MARKETS,

as Co-Documentation Agents

BANC OF AMERICA SECURITIES LLC, DEUTSCHE BANK SECURITIES INC. and HSBC SECURITIES (USA) INC., as Joint Lead Arrangers and Joint Book Managers with respect to the Revolving Credit Facility	DEUTSCHE BANK SECURITIES INC., BANC OF AMERICA SECURITIES LLC and HSBC SECURITIES (USA) INC., as Joint Lead Arrangers and Joint Book Managers with respect to the Term Loan Facility

BMO CAPITAL MARKETS,

as Joint Bookrunning Manager with respect to the Term Loan Facility

Schedule 1.01(h)

Certain U.S. Subsidiaries

The following Subsidiaries will not be Domestic Subsidiary Loan Parties:

Nalco Worldwide Holdings LLC

Nalco China Holdings LLC

Nalco European Holding LLC

No Permitted Receivables Subsidiary will be a Domestic Subsidiary Loan Party under the Credit Agreement.

Schedule 2.01

Commitments

Lender	Revolving Facility Commitment	Term Loan Commitment
Bank of America, N.A.	$50,000,000	$0
Deutsche Bank AG New York Branch	$50,000,000	$750,000,000
HSBC Bank (USA), National Association	$50,000,000	$0
Bank of Montreal	$35,000,000	$0
Calyon New York Branch	$30,000,000	$0
Bank of Tokyo-Mitsubishi UFJ Trust Company	$25,000,000	$0
The Northern Trust Company	$10,000,000	$0

Totals	$250,000,000	$750,000,000

Schedule 2.05(a)

Existing Letters of Credit

1.	Irrevocable Standby Letter of Credit (No. 7405682) for $4,751,479, dated March 18, 2004, issued by Bank of America, N.A. by the order of Nalco Company in favor of National Union Fire Insurance Co. of Pittsburgh, PA; American Home Assurance Company; The Insurance Company of the State of Pennsylvania; Commerce and Insurance Company; AIU Insurance Company; Birmingham Fire Insurance Company of Pennsylvania; Illinois National Insurance Company; American International South Insurance Company; National Union Fire Insurance Company of Louisiana; American International Pacific Insurance Company; Granite State Insurance Company; New Hampshire Insurance Company and Landmark Insurance Company (as amended).

2.	Irrevocable Standby Letter of Credit (No. 68005161) for $1,250,000, dated January 31, 2005, issued by Bank of America, N.A. by the order of Nalco Company in favor of Safeco Insurance Company of America.

3.	Irrevocable Standby Letter of Credit (No. 68012032) for $2,000,000, dated March 30, 2006, issued by Bank of America, N.A. by the order of Nalco Company in favor of Ecobank Nigeria PLC.

4.	Irrevocable Standby Letter of Credit (No. 68020040) for $145,682.18, dated August 03, 2007, issued by Bank of America, N.A. by the order of Nalco Company in favor of Commercial Bank of Ceylon.

5.	Irrevocable Standby Letter of Credit (No. 68032424) for $611,780, dated December 23, 2008, issued by Bank of America, N.A. by the order of Nalco Company in favor of Commercial Bank of Qatar.

Schedule 3.01

Organization and Good Standing

None.

Schedule 3.04

Governmental Approvals

None.

Schedule 3.07(c)

Ownership of Intellectual Property

None.

Schedule 3.09

Litigation

None.

Schedule 3.13

Taxes

None.

Schedule 3.16

Environmental Matters

None.

Schedule 3.17

Mortgaged Properties

Entity	Address Suite	City	State	Postal Code
Nalco Company	2111 E. Dominguez	Long Beach	California	90810
Nalco Company	2322 Country Road 229	Freeport	Texas	77541
Nalco Company	6216 W. 66th Place (a/k/a 6233 W. 65th St.)	Chicago	Illinois	60638-5299
Calgon LLC	125 Ondeo Drive	Ellwood City	Pennsylvania	16117
Nalco Company	3628 Highway 44	Garyville	Louisiana	70051-0844
Nalco Company	4400 Alatex Road	Montgomery	Alabama	36108
Nalco Company	5210 N.W. Fruit Valley Road	Vancouver	Washington	98660-1245

Schedule 3.20

Labor Matters

None.

Schedule 3.21

Insurance

Nalco Company Insurance Policies - as of March 2009

Policy	Policy Number	Expiration	Carrier	Limits of Liability	Deductible / SIR	Notes

Property Coverages

Property	GPA D3 702704-2	06/01/09	ACE USA	30% of $100mm xs Deductible	Various, as Stated in Policy

Property	2632645	06/01/09	AIG Global Energy	25% of $450mm xs Deductible

Property	10F1351391	06/01/09	SCOR	5% of $450mm xs Deductible

Property	PGL N0 5058995	06/01/09	Starr Tech	20% of $450mm xs Deductible

Property	31-3-72136	06/01/09	Swiss RE	20% of $450mm xs Deductible

Property	CLP 3009482	06/01/09	Allianz	30% of $350mm xs $100mm xs Deductible

Ocean Cargo	496194	06/01/09	ACE USA	Up to $2mm (see policy)	2% of loss, (see policy)

Casualty Coverages

US General Liability	GL 0907246	03/01/10	National Union Fire Ins. Co. (AIG)	$3mm each occ; $6mm general agg / $6mm products. Employee Benefit Liability - $1mm	$2mm each occ	AOS

Automobile Liability	CA 0907444	03/01/10	National Union Fire Ins. Co. (AIG)	$2mm per accident bodily inj & property damage; uninsured motorist; hired and non-owned liability; $50K Medical	$1mm each accident	AOS

Automobile Liability	CA 0907445	03/01/10	National Union Fire Ins. Co. (AIG)	Same as Above	$1mm each accident	MA

Automobile Liability	CA 0907446	03/01/10	National Union Fire Ins. Co. (AIG)	Same as Above	$1mm each accident	VA

Worker’s Comp	WC 3566953	03/01/10	Ins Co State of PA (AIG)	$2mm each claim/person/agg	$500K each accident	All states except below

Worker’s Comp	WC 3566956	03/01/10	New Hampshire Insurance Co. (AIG)	$2mm each claim/person/agg	$500K each accident	CA

Worker’s Comp	WC 3566954	03/01/10	New Hampshire Insurance Co. (AIG)	$2mm each claim/person/agg	$500K each accident	TX

Worker’s Comp	WC 3566955	03/01/10	New Hampshire Insurance Co. (AIG)	$2mm each claim/person/agg	$500K each accident	Fl

Worker’s Comp	WC 3566958	03/01/10	New Hampshire Insurance Co. (AIG)	$2mm each claim/person/agg	$500K each accident	OR

Worker’s Comp	WC 3566957	03/01/10	New Hampshire Insurance Co. (AIG)	$2mm each claim/person/agg	$500K each accident	ND, OH, WA, WI, WV, WY

Worker’s Comp	WC 3566959	03/01/10	New Hampshire Insurance Co. (AIG)	$2mm each claim/person/agg	$500K each accident	IL, MA, NY

Umbrella/ Excess	XOO G23865944	03/01/10	ACE American	$25mm xs Primary	Underlying

Umbrella/ Excess	EXC 8242016	03/01/10	Great American	$25mm xs $25mm	Underlying

Umbrella/ Excess	US000114LI09A	03/01/10	XL	$25mm xs $50mm	Underlying

Umbrella/ Excess	AAU746542/01/2009	03/01/10	AXIS (via Swett & Crawford)	$25mm xs $75mm	Underlying

Umbrella/ Excess	2213849	03/01/10	Lexington (via Aon UK)	$25mm xs $100mm	Underlying

Umbrella/ Excess	AEC-9009345-05	03/01/10	Zurich	$25mm xs $125mm	Underlying

Umbrella/ Excess	BDA FF03-2009-0003	03/01/10	Torus (via Aon Bda)	$25mm xs $150mm	Underlying

Umbrella/ Excess	21472512	03/01/10	AIG Cat Excess (via Aon Bda)	$25mm xs $175mm	Underlying

Punitive Damage/Excess	NAL-PD09	03/01/10	ACE Bermuda Ltd	$25mm xs Primary	Underlying

Punitive Damage/ Excess	MCPD 202162	03/01/10	Magna Carta	$25mm xs $25mm	Underlying

Punitive Damage/ Excess	lE000l3843L109A	03/01/10	XL Europe Ltd.	$25mm xs $50mm	Underlying

Punitive Damage/Excess	1135630109EC	03/01/10	Axis Specialty Limited	$25mm xs $75mm	Underlying

Punitive Damage/ Excess	5502229	03/01/10	AIG Cat Excess Liability	$25mm xs $100mm	Underlying

Punitive Damage /Excess	HIPD201703	03/01/10	Hanseatic Ins Co Bermuda	$25mm xs $125mm	Underlying

Aviation Products	AP3380616-15	11/01/09	AIG Aviation (IL)	CSL $50mm	NIL

International Liability	CSZ0312922	03/01/10	ACE USA	$2mm per each occ; $6mm General Agg/$6mm prod/completed Ops. Incl. Prof Liability & Financial Loss	$2mm each occ	Worldwide except US

Executive Risk Coverages

Directors & Officers	945-557-776	11/10/09	AIG	$25mm	$0 / $1mm / $500K

Excess D&O	6801-7479	11/10/09	Chubb	$15mm xs $25mm	Underlying

Excess D&O	EC01201795	11/10/09	Travelers	$15mm xs $40mm	Underlying

Excess D&O	DOC5863616-04	11/10/09	Zurich	$10mm xs $55mm	Underlying

Excess D&O	14MGU08A17896	11/10/09	Huston Casualty	$15mm xs $65mm	Underlying

Excess D&O	287080921	11/10/09	C N A	$10mm xs $80mm	Underlying

Excess D&O	C010735/001	11/10/09	AWAC	$10mm xs $90mm	Underlying

Excess D&O	ABX0030467-00	11/10/09	Arch	$15mm xs $100mm	Underlying

Commercial Crime	8092-7677	11/10/09	Federal Insurance (Chubb)	$10mm Employee Theft, Premises, In Transit, Forgery, Computer Fraud, Funds Transfer Fraud; $1mm Money Order & Conterfeit Fraud; $2mm Credit Card Fraud	$250

Specialty Crime Coverage	GA 0362	10/01/10	Special Contingency Risks LTD	$25mm	NIL

Employment Practices	8092-7677	11/10/09	Federal Insurance (Chubb)	$20mm	$1mm

Error & Omissions	EONG21654048002 & 1	03/12/09	IL Union Ins (ACE)	$10mm, $2mm for Mobotec A&E Services	$2mm

Fiduciary	8092-7677	11/10/09	Federal Insurance (Chubb)	$20mm	$100K

Employed Lawyer	94-555-77-51	11/10/09	IL National Insurance Company (AIG)	$3mm	Non-indemnifi-able - $0, All other and Defense $25K

Other Coverages

Group Travel AD&D	ADD N01886733	01/01/11	ACE American Insurance Co.	$250,000 AD&D Benefit subject to $7.5mm maximum per covered accident	NIL

Schedule 4.02(b)

Local U.S. and/or Foreign Counsel

Mayer, Brown, Rowe & Maw LLP (North Carolina opinion)

Schedule 5.12

Post-Closing Matters

1.	Within 90 days following the Closing Date, the U.S. Borrower shall record the executed deed of pledge of shares in form and substance satisfactory to the Collateral Agent, with respect to the shares of NLC Nalco India Limited, and deliver a legal opinion relating thereto in form and substance satisfactory to the Collateral Agent (unless waived or extended by Collateral Agent in its sole discretion).

2.	Within 30 days following the Closing Date, the U.S. Borrower shall deliver corrected stock certificates and related stock powers for Ondeo Nalco Company, Ondeo Nalco Company LLC, ONES Equatorial Guinea LLC, Ondeo Nalco Energy Services Middle East Holdings, Inc., Ondeo Nalco Global Holdings LLC, Ondeo Nalco International Holdings LLC, Ondeo Nalco U.S. Holdings LLC, Ondeo Nalco Egypt, Ondeo Nalco Energy Services, Inc., Ondeo Nalco Energy Services Nigeria Limited and Ondeo Nalco India Limited to the Collateral Agent (unless waived or extended by Collateral Agent in its sole discretion).

3.	Within 45 days following the Closing Date, the U.S. Borrower shall deliver an investment account control agreement in form and substance satisfactory to the Collateral Agent, with respect to JPMorgan Prime Money Market Fund account number 5029586 to the Collateral Agent (unless waived or extended by Collateral Agent in its sole discretion).

4.	Within 5 Business Days of the Closing Date (unless waived or extended by Collateral Agent in its sole discretion), the U.S. Borrower shall deliver a promissory note and related endorsement to the Collateral Agent for the loan from Calgon LLC to the U.S. Borrower of $301,348,000.00 in aggregate principal amount.

Schedule 6.01

Indebtedness

	Nalco Entity	Credit Line Information
		Lender/Bank Name	Stated Line Info		FX Rate @ 4/30/09	Line Amount in USD	Asset Security
Country			Curr.	Amount
Netherlands	Cash Pool	Bank of America	USD	28,500,000	1.0000	28,500,000	Guaranteed and Secured with U.S. Assets
Austria	Austria	Erste Bank Akt.	EUR	800,000	0.7560	1,058,160	None
Egypt	Egypt	Citibank	EGP	4,312,500	5.6330	765,578	Guaranteed and Secured with U.S. Assets
Egypt	NES Mktg (Egypt)	Credit Agricole	USD	297,000	1.0000	297,000	Secured with Local Assets
France	France	Societe Generale	EUR	500,000	0.7560	661,350	None
Germany	Deutschland GmbH	Volksbank	EUR	375,000	0.7560	496,013	None
Greece	Greece	ALPHA Bank	EUR	450,000	0.7560	595,215	None
Hungary	Hungary	Citibank	HUF	60,000,000	219.0500	273,910	Guaranteed and Secured with U.S. Assets
Italy	Italiana	Intesa SanPaolo S.p.A.	EUR	1,100,000	0.7560	1,454,970	None
Italy	Italiana	Monte dei Paschi di Siena	EUR	500,000	0.7560	661,350	None
Italy	NTD	Credito Valtellinese	EUR	1,000,000	0.7560	1,322,700	Secured with Local Assets
Russia	OOO	Societe Generale	USD	1,500,000	1.0000	1,500,000	Guaranteed by Nalco Company
Saudi Arabia	Saudi	The Saudi British Bank	SAR	7,500,000	3.7504	1,999,787	Guaranteed by Nalco Company
Spain	Derypol	Government	EUR	291,700	0.7560	385,832	None
Sweden	Mobotec AB	Svenska Handelsbanken	SEK	15,075,987	8.0784	1,866,210	Secured with Local Assets
Sweden	Mobotec AB	Nordic Guarantee	EUR	2,500,000	0.7560	3,306,750	Guaranteed by Nalco Company
Switzerland	Oekophil	Credit Suisse	CHF	550,000	1.1391	482,837	None
Switzerland	Wyss W	Credit Suisse	CHF	200,000	1.1391	175,577	None
Turkey	Nalco Anadolu	Turkiye Is Bankasi AS	USD	250,000	1.0000	250,000	None
U.K.	Nalco Limited	Nat West Bank	GBP	1,500,000	0.6759	2,219,400	None
U.K.	Nalco Limited	Nat West Bank	GBP	500,000	0.6759	739,800	None
UAE	Gulf	HSBC	AED	75,998	3.6731	20,690	Secured with Local Assets
UAE	Gulf	Emirates Bank	AED	2,005,513	3.6731	546,000	Secured with Local Assets
Equatorial Guinea	EG	Societe Generale	XAF	20,000,000	495.690	40,348	None
Argentina	Argentina	Standard Bank	ARS	14,500,000	3.7215	3,896,278	Guaranteed by Nalco Company
Brazil	Brazil	Banco Itau S/A.	BRL	932,646	2.1740	429,000	None

	Nalco Entity	Credit Line Information
		Lender/Bank Name	Stated Line Info		FX Rate @ 4/30/09	Line Amount in USD	Asset Security
Country			Curr.	Amount
Brazil	Brazil	Unibanco	BRL	2,650,000	2.1740	1,218,951	None
Chile	Chile	Banco Chile	USD	1,100,000	1.0000	1,100,000	Guaranteed by Nalco Company
Colombia	Colombia	Citibank	USD	2,000,000	1.0000	2,000,000	Guaranteed and Secured with U.S. Assets
Mexico	Mexico	Banamex/Citibank Bank	MXN	20,000,000	13.8970	1,439,160	Guaranteed and Secured with U.S. Assets
Mexico	Mexico	Bank of America	USD	2,400,000	1.0000	2,400,000	Guaranteed and Secured with U.S. Assets
Venezuela	Venezuela	Banco Provincial	VEF	6,200,000	2.1500	2,883,721	None
Venezuela	Venezuela	Bank of America (“Venecredit”)	USD	4,000,000	1.0000	4,000,000	Guaranteed and Secured with U.S. Assets
Venezuela	Venezuela	Multinacional de Seguros	VEF	22,000,000	2.1500	10,232,558	None
Australia	Australia Pty Ltd	Citibank	AUD	1,250,000	1.3717	911,250	Guaranteed and Secured with U.S. Assets
Australia	Australia Pty Ltd	Citibank	USD	1,000,000	1.3717	1,000,000	Guaranteed and Secured with U.S. Assets
Australia	Australia Pty Ltd	JP Morgan Chase	USD	1,000,000	1.3717	1,000,000	Guaranteed and Secured with U.S. Assets
China	Nanjing	Bank of America	CNY	50,250,000	6.8210	7,366,955	Guaranteed and Secured with U.S. Assets
China	Nanjing	Bank of China	CNY	100,000,000	6.8210	14,660,607	None
China	Nanjing	Citibank	CNY	95,000,000	6.8210	13,927,577	Guaranteed and Secured with U.S. Assets
China	Suzhou	Bank of China	CNY	50,000,000	6.8210	7,330,303	None
China	Suzhou	Citibank	CNY	103,900,000	6.8210	15,232,371	Guaranteed and Secured with U.S. Assets
China	Suzhou	HSBC	CNY	50,000,000	6.8210	7,330,303	Guaranteed by Nalco Company
India	India	ABN AMRO Bank NV	INR	75,000,000	50.0350	1,498,951	Secured with Local Assets
India	India	Citibank	INR	22,000,000	50.0350	439,692	Guaranteed and Secured with U.S. Assets
India	India	ICICI Bank Ltd	INR	56,500,000	50.0350	1,129,210	Secured with Local Assets
India	India	Union Bank of India	INR	68,500,000	50.0350	1,369,042	Secured with Local Assets
Indonesia	Indonesia	Citibank	USD	4,500,000	1.0000	4,500,000	Guaranteed and Secured with U.S. Assets
Indonesia	Indonesia	HSBC	USD	400,000	1.0000	400,000	Guaranteed by Nalco Company
Japan	Japan Co. Ltd	Bank of America	USD	1,000,000	1.0000	1,000,000	Guaranteed and Secured with U.S. Assets
Japan	Katayama	Bank of Tokyo-Mitsubishi UFJ	JPY	200,000,000	98.4500	2,031,488	Nalco Japan guaranteed for 50%
Korea	Korea Ltd.	Shinhan Bank	KRW	2,000,000,000	1,282.95	1,558,907	None
Malaysia	Malaysia	Citibank	MYR	700,000	3.5591	196,679	Guaranteed and Secured with U.S. Assets
Malaysia	MECAS	Citibank	MYR	3,000,000	3.5591	842,910	Guaranteed and Secured with U.S. Assets
New Zealand	New Zealand	Citibank	NZD	350,000	1.7687	197,890	Guaranteed and Secured with U.S. Assets

	Nalco Entity	Credit Line Information
		Lender/Bank Name	Stated Line Info		FX Rate @ 4/30/09	Line Amount in USD	Asset Security
Country			Curr.	Amount
New Zealand	New Zealand	Citibank	NZD	50,000	1.7687	28,270	Guaranteed and Secured with U.S. Assets
New Zealand	New Zealand	Westpac	NZD	50,000	1.7687	28,270	None
Philippines	Philippines, Inc	Bank of the Philippines Islands	PHP	50,000,000	48.3450	1,034,233	None
Philippines	Philippines, Inc	Citibank	USD	100,000	1.0000	100,000	Guaranteed and Secured with U.S. Assets
Singapore	Singapore	Citibank	SGD	2,500,000	1.4800	1,689,189	Guaranteed and Secured with U.S. Assets
Singapore	Singapore	HSBC	SGD	5,000,000	1.4800	3,378,378	Guaranteed by Nalco Company
Taiwan	Taiwan Co., Ltd.	HSBC	USD	1,000,000	1.0000	1,000,000	Guaranteed by Nalco Company
Thailand	Thailand	HSBC	THB	30,000,000	35.2600	850,822	Guaranteed by Nalco Company
Total						171,252,442

U.S. Indebtedness

(as of April 30, 2009)

Nalco Entity	Name	Amount	Description
Nalco Mobotec	Bank of America	3,445,697.00	Secured CD’s
Nalco	Citibank	2,785,092	Gas Hedge

Schedule 6.01(k)

Indebtedness of Foreign Subsidiaries

None.

Schedule 6.02(a)

Liens

1. Nalco Company set up a “Trust” in November 2003, with Bank One, to enable Nalco to sell the site while in remediation. The trust is in favor of NJ EPA and the balance as of 4/30/09 is $157,910.

Schedule 6.04

Investments

Guarantee Provided via a Standby Letter of Credit

1. Bank of America Standby Letter of Credit Number 68012032 as amended issued for the account of Nalco Company with original issuance date of March 30, 2006 expiring July 30, 2009 for the benefit of Ecobank Nigeria in the amount of USD 2,000,000. This standby letter of credit supports the issuance of a bank guaranty by Ecobank Nigeria to Shell Nigeria Exploration and Production Company Ltd. for the account of Keedak Nigeria Limited, Nalco Company’s agent in Nigeria.

Other Guarantees

2.	All Other Guarantees – see Table A for listing of Nalco Company guarantees; see Table B for listing of Nalco Company guarantees issued via the U.S. Guarantee and Collateral Agreement dated November 4, 2003

Intercompany Loans

3.	Nalco Company intercompany loan to Nalco Australia Pty Ltd in the amount of AUD 2,700,000 with maturity date of June 18, 2009

4.	Nalco Company intercompany loan to Mobotec Europe AB in the amount of PLN 7,400,000 with maturity date of June 19, 2009

5.	Nalco Company intercompany loan to Nalco Europe BV in the amount of EUR 19,484,397 with maturity date of December 31, 2009

Loans to Third Parties

1.	Nalco Company loan to David Lilburn in the amount of USD 50,000 with a maturity date of May 31, 2009.

2.	Nalco Company loan to Scott Folse in the amount of USD 20,000 with a maturity date of June 22, 2009.

Minority-Owned Subsidiary Entities

Legal Name	Type of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	State of Formation

Emirates National Chemicals Co LLC	Limited Liability Company	Yes	None	None	UAE entity

Nalco Angola Prestacao De Servicos, Limitada	Limited Liability Company	Yes	None	None	Angola entity

PCM Solutions, LLC	Limited Liability Company	Yes	4621720	26-4761521	Delaware

Process Water One	Partnership	Yes	3436747	36-4466810	Delaware

TIORCO LLC	Limited Liability Company	Yes	4595251	26-3327014	Delaware

Schedule 6.04 Investments

Table A

Guarantees of Foreign Lines of Credit and Leases with non-Lenders

	Country/Entity	Guaranty Information
Issue		Issued	Stated		FX Rate @	USD	Expiration
Date		To	Curr.	Amount	4/30/O9	Equivalent	Date
30-Aug-2007	Argentina	Standard Bank Argentina S.A.	ARS	14,500,030	3.7215	3,896,000	30-Sep-2010
10-Sep-2008	Chile	Banco de Chile	USD	1,100,000	1.0000	1,100,000	30-Sep-2009
11-Aug-2008	China (Suzhou)	HSBC	RMB	50,000,000	6.8210	7,330,000	31-Aug-2009
15-Feb-2007	Indonesia	HSBC	USD	400,000	1.0000	400,000	31-Jan-2010
22-Sep-2008	Mobotec Europe AB	Nordic Guarantee	EUR	2,500,000	0.7560	3,307,000	31-Dec-2010
1-Oct-2008	Rauan Nalco	Citigroup Inc.	USD	4,000,000	1.0000	4,000,000	30-Oct-2009
24-Nov-2008	Russia	Banque Societe Generale Vostok	USD	1,500,000	1.0000	1,500,000	30-Nov-2011
25-Nov-2008	Saudi Arabia	Saudi British Bank	SAR	4,500,000	3.7504	1,200,000	31-Dec-2011
29-Nov-2006	Singapore	HSBC	SGD	5,000,000	1.4800	3,378,000	30-Nov-2009
7-Jan-2009	Taiwan	HSBC	TWD	34,000,000	33.0800	1,028,000	31-Jan-2012
31-Jan-2007	Thailand	HSBC	THB	30,000,000	35.2600	851,000	28-Feb-2010
27-Jun-2003	United Kingdom	HSBC Equipment Finance (UK) LTD.	GBP	834,338	0.6759	1,234,000	1-Aug-2010
19-Feb-2007	Various	Leaseplan Corporation	EUR	8,000,000	0.7560	10,582,000	31-Dec-2009

		Total			39,806,000

Schedule 6.04 Investments

Table B

Guaranty of Foreign Lines of Credit via the U.S. Guarantee and Collateral Agreement dated as of 11/04/03

Country	Nalco Entity	Credit Line Information
		Lender/Bank Name	Stated Line Info		FX Rate @ 4/30/09	Line Amount in USD
			Curr.	Amount
Netherlands	Cash Pool	Bank of America	USD	28,500,000	1.0000	28,500,000
Egypt	Egypt	Citibank	EGP	4,312,500	5.6330	765,578
Hungary	Hungary	Citibank	HUF	60,000,000	219.0500	273,910
Colombia	Colombia	Citibank	USD	2,000,000	1.0000	2,000,000
Mexico	Mexico	Banamex/Citibank Bank	MXN	20,000,000	13.8970	1,439,160
Mexico	Mexico	Bank of America	USD	2,400,000	1.0000	2,400,000
Venezuela	Venezuela	Bank of America (“Venecredit”)	USD	4,000,000	1.0000	4,000,000
Australia	Australia Pty L	Citibank	AUD	1,250,000	1.3717	911,250
Australia	Australia Pty L	Citibank	USD	1,000,000	1.3717	1,000,000
China	Nanjing	Bank of America	CNY	50,250,000	6.8210	7,366,955
China	Nanjing	Citibank	CNY	95,000,000	6.8210	13,927,577
China	Suzhou	Citibank	CNY	103,900,000	6.8210	15,232,371
India	India	Citibank	INR	22,000,000	50.0350	439,692
Indonesia	Indonesia	Citibank	USD	4,500,000	1.0000	4,500,000
Japan	Japan Co. Ltd	Bank of America	USD	1,000,000	1.0000	1,000,000
Malaysia	Malaysia	Citibank	MYR	700,000	3.5591	196,679
Malaysia	MECAS	Citibank	MYR	3,000,000	3.5591	842,910
New Zealand	New Zealand	Citibank	NZD	350,000	1.7687	197,890
New Zealand	New Zealand	Citibank	NZD	50,000	1.7687	23,270
Philippines	Philippines, Inc	Citibank	USD	100,000	1.0000	100,000
Singapore	Singapore	Citibank	SGD	2,500,000	1.4300	1,689,189

		Total				86,811,430

Schedule 6.05(j)

Specified Asset Sale

The possible sale, transfer or other disposition of the business related to the sale of chemicals, equipment and services for production applications into the pulp and paper industry (“Paper Services”) and the assets or legal entities related to or shared by Paper Services.

Schedule 6.07

Transactions With Affiliates

As of the Closing Date, the Subsidiaries are parties to various inter-company agreements (many of which are not documented in writing) of the following types: (a) inter-company loans, including those listed on schedule 6.01; (b) inter-company guarantees, including those listed on schedule 6.01; (c) inter-company service and administrative agreements; (d) inter-company manufacturing agreements; and (e) inter-company licenses of intellectual property. In addition, as of the Closing Date, certain Subsidiaries are parties to certain supply agreements and service agreements with certain Minority-Held Entities.